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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 9/30/15

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Common Stocks – 91.8%
Aerospace & Defense – 0.3%
Korea Aerospace Industries, Ltd.	95	$5,475
Air Freight & Logistics – 0.9%
Hyundai Glovis Co., Ltd.	91	17,058
Airlines – 0.5%
Air China, Ltd. - Class H	6,000	4,781
China Southern Airlines Co., Ltd. - Class H	6,000	4,411
		9,192
Auto Components – 0.7%
Cheng Shin Rubber Industry Co., Ltd.	7,000	11,448
Hyundai Mobis Co., Ltd.	5	972
		12,420
Automobiles – 1.5%
Geely Automobile Holdings, Ltd.	5,000	2,411
Hyundai Motor Co.	30	4,173
Kia Motors Corp.	472	21,414
		27,998
Beverages – 0.2%
Cia Cervecerias Unidas SA	179	1,975
Fomento Economico Mexicano SAB de CV	100	895
		2,870
Capital Markets – 0.1%
Brait SE	146	1,483
Yuanta Financial Holding Co., Ltd.	1,026	381
		1,864
Chemicals – 1.2%
Hanwha Chemical Corp.	80	1,468
Hanwha Corp.	40	1,319
Hyosung Corp.	126	12,050
Lotte Chemical Corp.	19	4,365
PTT Global Chemical PCL	700	1,040
Taiwan Fertilizer Co., Ltd.	1,000	1,252
Uralkali PJSC (GDR)	57	846
		22,340
Commercial Banks – 17.9%
Agricultural Bank of China, Ltd. - Class H	11,000	4,181
Alliance Financial Group Bhd	7,400	5,650
Banco de Chile	74,011	7,717
Banco de Credito e Inversiones	78	3,167
Banco Santander Chile	28,564	1,295
Bangkok Bank PCL	700	3,073
Bank Central Asia Tbk PT	5,000	4,200
Bank of Communications Co., Ltd. - Class H	20,000	13,920
Bank of the Philippine Islands	5,660	9,732
Bank Pekao SA	39	1,586
BDO Unibank, Inc.	9,120	20,223
Chang Hwa Commercial Bank, Ltd.	25,680	12,662
China CITIC Bank Corp., Ltd. - Class H*	7,000	4,079
China Construction Bank Corp. - Class H	9,000	6,029
China Everbright Bank Co., Ltd. - Class H	17,000	7,421
China Merchants Bank Co., Ltd. - Class H	1,000	2,437
Chongqing Rural Commercial Bank Co., Ltd. - Class H	9,000	5,119
Commercial Bank QSC	550	8,526
Commercial International Bank Egypt SAE	3,829	25,952
Corpbanca SA	677,311	5,968
CTBC Financial Holding Co., Ltd.	2,162	1,116
DGB Financial Group, Inc.	224	1,992
Doha Bank QSC	825	11,383
Dubai Islamic Bank PJSC	834	1,529
E.Sun Financial Holding Co., Ltd.	1,086	639
First Financial Holding Co., Ltd.	18,105	8,232
First Gulf Bank PJSC	460	1,749
Grupo Financiero Banorte SAB de CV	300	1,470
Hong Leong Bank Bhd	3,100	9,268
Hua Nan Financial Holdings Co., Ltd.	4,248	1,977
Industrial & Commercial Bank of China, Ltd. - Class H	3,000	1,739
Industrial Bank of Korea	332	3,826
KB Financial Group, Inc.	49	1,455
Komercni Banka A/S	107	23,227
Krung Thai Bank PCL	1,400	661

Shares		Value
Common Stocks – (continued)
Commercial Banks – (continued)
Malayan Banking Bhd	200	$391
Masraf Al Rayan QSC	148	1,749
Mega Financial Holding Co., Ltd.	7,000	4,860
National Bank of Abu Dhabi PJSC	724	1,880
OTP Bank PLC	158	3,050
Powszechna Kasa Oszczednosci Bank Polski SA*	516	4,005
Public Bank Bhd	9,700	38,732
Qatar Islamic Bank SAQ	141	4,433
Qatar National Bank SAQ	308	15,881
Shinhan Financial Group Co., Ltd.	95	3,319
SinoPac Financial Holdings Co., Ltd.	8,220	2,584
Taiwan Cooperative Financial Holding Co., Ltd.	50,521	20,933
VTB Bank PJSC (GDR)	2,983	6,039
Woori Bank	180	1,424
		332,480
Commercial Services & Supplies – 1.1%
China Everbright International, Ltd.	1,000	1,410
KEPCO Plant Service & Engineering Co., Ltd.	54	5,523
S-1 Corp.	161	12,632
		19,565
Communications Equipment – 0.1%
ZTE Corp. - Class H	640	1,474
Construction & Engineering – 1.1%
China Railway Group, Ltd. - Class H	1,000	917
Daelim Industrial Co., Ltd.	9	513
Hyundai Development Co.	203	9,399
IJM Corp. Bhd	13,400	9,836
		20,665
Construction Materials – 0.7%
Anhui Conch Cement Co., Ltd. - Class H	2,000	5,922
Asia Cement Corp.	1,000	979
Siam Cement PCL	400	5,148
		12,049
Consumer Finance – 0%
Gentera SAB de CV	500	819
Containers & Packaging – 0.6%
Klabin SA	2,100	11,592
Diversified Financial Services – 1.2%
Ayala Corp.	670	11,024
Chailease Holding Co., Ltd.	3,120	4,896
Fubon Financial Holding Co., Ltd.	2,000	3,125
GT Capital Holdings, Inc.	125	3,394
		22,439
Diversified Telecommunication Services – 6.5%
China Telecom Corp., Ltd. - Class H	2,000	969
Chunghwa Telecom Co., Ltd.	32,000	96,151
Hellenic Telecommunications Organization SA	73	638
Telekom Malaysia Bhd	7,600	11,582
Telekomunikasi Indonesia Persero Tbk PT	57,100	10,263
		119,603
Electric Utilities – 1.0%
CEZ A/S	571	11,897
Enersis SA	2,669	672
Equatorial Energia SA	500	4,271
PGE Polska Grupa Energetyczna SA	385	1,369
		18,209
Electronic Equipment, Instruments & Components – 0.4%
Hon Hai Precision Industry Co., Ltd.	1,050	2,748
Innolux Corp.	4,000	1,256
Synnex Technology International Corp.	1,000	999
WPG Holdings, Ltd.	3,000	2,878
		7,881
Food & Staples Retailing – 4.4%
China Resources Enterprise, Ltd.	4,000	7,451
Controladora Comercial Mexicana SAB de CV	4,100	11,908
CP ALL PCL	10,200	13,454
President Chain Store Corp.	3,000	18,713
Raia Drogasil SA	500	4,932
Spar Group, Ltd.	139	1,859
Sun Art Retail Group, Ltd.	6,000	4,626
Wal-Mart de Mexico SAB de CV	7,800	19,156
		82,099

Shares		Value
Common Stocks – (continued)
Food Products – 2.5%
Charoen Pokphand Foods PCL	400	$228
China Huishan Dairy Holdings Co., Ltd.	16,000	5,784
China Mengniu Dairy Co., Ltd.	1,000	3,531
Gruma SAB de CV - Class B	1,100	15,281
Grupo Lala SAB de CV	1,300	3,072
Tiger Brands, Ltd.	76	1,677
Uni-President Enterprises Corp.	2,000	3,475
Universal Robina Corp.	3,030	12,474
Want Want China Holdings, Ltd.	2,000	1,651
		47,173
Gas Utilities – 0.3%
China Resources Gas Group, Ltd.	2,000	5,195
Petronas Gas Bhd	200	1,002
		6,197
Health Care Providers & Services – 2.1%
Bangkok Dusit Medical Services PCL	26,600	13,594
Bumrungrad Hospital PCL	3,200	19,098
IHH Healthcare Bhd	4,300	5,846
		38,538
Hotels, Restaurants & Leisure – 1.0%
Jollibee Foods Corp.	2,010	8,301
Kangwon Land, Inc.	124	4,399
Minor International PCL	4,180	3,322
OPAP SA	183	1,657
		17,679
Household Durables – 1.1%
Coway Co., Ltd.	84	5,954
Hanssem Co., Ltd.	61	14,766
		20,720
Household Products – 1.5%
Kimberly-Clark de Mexico SAB de CV - Class A	1,900	4,297
LG Household & Health Care, Ltd.	10	7,225
Unilever Indonesia Tbk PT	5,900	15,319
		26,841
Independent Power and Renewable Electricity Producers – 2.0%
Aboitiz Power Corp.	14,100	13,043
AES Gener SA	19,939	9,329
China Power International Development, Ltd.	8,000	5,244
Energy Development Corp.	17,500	2,069
Glow Energy PCL	900	2,113
Huadian Power International Corp., Ltd. - Class H	2,000	1,571
Huaneng Renewables Corp., Ltd. - Class H	10,000	3,713
		37,082
Industrial Conglomerates – 5.4%
Aboitiz Equity Ventures, Inc.	6,830	8,400
Beijing Enterprises Holdings, Ltd.	1,000	6,034
CITIC, Ltd.	5,000	9,151
CJ Corp.	30	6,664
Far Eastern New Century Corp.	1,020	913
Fosun International, Ltd.	10,000	17,298
Industries Qatar QSC	19	642
JG Summit Holdings, Inc.	13,760	20,919
SK Holdings Co., Ltd.	79	16,334
SM Investments Corp.	710	13,552
		99,907
Insurance – 3.4%
Cathay Financial Holding Co., Ltd.	1,000	1,369
China Life Insurance Co., Ltd.	5,500	4,191
Hanwha Life Insurance Co., Ltd.	641	4,413
Hyundai Marine & Fire Insurance Co., Ltd.	366	9,363
New China Life Insurance Co., Ltd. - Class H	100	432
People's Insurance Co. Group of China, Ltd. - Class H	5,000	2,450
Ping An Insurance Group Co. of China Ltd. - Class H	1,000	4,985
Porto Seguro SA	400	3,037
Powszechny Zaklad Ubezpieczen SA	9	925
Qatar Insurance Co. SAQ	240	6,131
Samsung Fire & Marine Insurance Co., Ltd.	44	10,327
Shin Kong Financial Holding Co., Ltd.	64,388	15,339
		62,962
Internet Software & Services – 0%
Daum Kakao Corp.	6	641
Machinery – 0.4%
CRRC Corp., Ltd. - Class H	2,000	2,562

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
Haitian International Holdings, Ltd.	1,000	$1,657
WEG SA	700	2,728
		6,947
Marine – 0.4%
China COSCO Holdings Co., Ltd. - Class H*,ß	10,500	6,693
China Shipping Container Lines Co., Ltd. - Class H*,ß	2,000	803
		7,496
Media – 0.5%
Cyfrowy Polsat SA*	1,194	7,349
Grupo Televisa SAB	400	2,087
		9,436
Metals & Mining – 1.7%
China Steel Corp.	19,000	11,093
Gold Fields, Ltd.	306	806
Grupo Mexico SAB de CV - Series B	200	484
Hyundai Steel Co.	44	1,925
Korea Zinc Co., Ltd.	20	7,826
MMC Norilsk Nickel PJSC (ADR)	77	1,106
Severstal PAO (GDR)	856	9,084
		32,324
Multiline Retail – 0.3%
El Puerto de Liverpool SAB de CV	400	5,195
Multi-Utilities – 0.6%
Qatar Electricity & Water Co. QSC	188	10,813
Oil, Gas & Consumable Fuels – 2.2%
China Petroleum & Chemical Corp. - Class H	4,000	2,460
CNOOC, Ltd.	1,000	1,034
Formosa Petrochemical Corp.	3,000	7,148
MOL Hungarian Oil & Gas PLC	329	14,364
Novatek OAO (GDR)	12	1,113
Petronas Dagangan Bhd	500	2,487
Polski Koncern Naftowy Orlen SA	432	7,541
Polskie Gornictwo Naftowe i Gazownictwo SA	2,153	3,700
		39,847
Paper & Forest Products – 0.9%
Empresas CMPC SA	725	1,867
Fibria Celulose SA	800	10,858
Mondi, Ltd.	95	1,995
Nine Dragons Paper Holdings, Ltd.	4,000	2,099
		16,819
Personal Products – 0.9%
Amorepacific Corp.	35	11,425
AMOREPACIFIC Group	7	969
Hengan International Group Co., Ltd.	500	4,881
		17,275
Pharmaceuticals – 3.1%
CSPC Pharmaceutical Group, Ltd.	2,000	1,765
Hanmi Pharm Co., Ltd.	44	13,894
Hanmi Science Co., Ltd.	36	4,256
Richter Gedeon Nyrt	417	6,635
Shanghai Fosun Pharmaceutical Group Co., Ltd. - Class H	500	1,571
Sihuan Pharmaceutical Holdings Group, Ltd.ß	24,000	13,604
Sino Biopharmaceutical, Ltd.	4,000	4,980
Yuhan Corp.	53	10,915
		57,620
Real Estate Investment Trusts (REITs) – 0.1%
Resilient Property Income Fund, Ltd.	168	1,410
Real Estate Management & Development – 1.9%
Ayala Land, Inc.	13,200	9,634
Barwa Real Estate Co.	464	5,443
Central Pattana PCL	800	987
China Vanke Co., Ltd. - Class H	2,300	4,938
Goldin Properties Holdings, Ltd.*	2,000	1,816
Highwealth Construction Corp.	2,600	3,681
Longfor Properties Co., Ltd.	7,000	8,865
		35,364
Road & Rail – 0.6%
BTS Group Holdings PCL	43,100	11,587
Semiconductor & Semiconductor Equipment – 1.2%
Advanced Semiconductor Engineering, Inc.	3,000	3,283
Epistar Corp.	1,000	779
Hanergy Thin Film Power Group, Ltd.*,ß	52,000	10,065
Powertech Technology, Inc.	2,000	3,630

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
SK Hynix, Inc.	178	$5,088
		22,845
Software – 0%
NCSoft Corp.	2	321
Specialty Retail – 0%
Hotel Shilla Co., Ltd.	3	293
Technology Hardware, Storage & Peripherals – 1.1%
Chicony Electronics Co., Ltd.	2,010	4,651
Foxconn Technology Co., Ltd.	1,010	2,918
Pegatron Corp.	5,000	12,319
		19,888
Textiles, Apparel & Luxury Goods – 4.1%
ANTA Sports Products, Ltd.	8,000	20,831
Eclat Textile Co., Ltd.	1,000	15,822
Feng TAY Enterprise Co., Ltd.	1,030	6,427
Pou Chen Corp.	8,000	12,086
Shenzhou International Group Holdings, Ltd.	4,000	20,675
		75,841
Tobacco – 1.6%
KT&G Corp.	302	28,478
Souza Cruz SA	300	2,028
		30,506
Transportation Infrastructure – 2.0%
Airports of Thailand PCL	1,100	8,525
Beijing Capital International Airport Co., Ltd. - Class H	4,000	3,735
Grupo Aeroportuario del Pacifico SAB de CV - Class B	700	6,089
Grupo Aeroportuario del Sureste SAB de CV - Class B	55	840
Jiangsu Expressway Co., Ltd. - Class H	10,000	12,822
Zhejiang Expressway Co., Ltd. - Class H	4,000	4,370
		36,381
Water Utilities – 0.9%
Aguas Andinas SA - Class A	7,286	3,792
Guangdong Investment, Ltd.	8,000	11,969
		15,761
Wireless Telecommunication Services – 7.6%
Advanced Info Service PCL	3,400	21,206
Axiata Group Bhd	15,500	20,469
China Mobile, Ltd.	500	5,968
DiGi.Com Bhd	18,600	23,501
Far EasTone Telecommunications Co., Ltd.	9,000	19,433
Globe Telecom, Inc.	120	6,056
Maxis Bhd	10,200	15,225
Philippine Long Distance Telephone Co.	30	1,405
Sistema JSFC (GDR)	110	759
Taiwan Mobile Co., Ltd.	9,000	27,513
		141,535
Total Common Stocks (cost $1,874,758)		1,701,336
Preferred Stocks – 0.9%
Automobiles – 0.1%
Hyundai Motor Co.	15	1,404
Hyundai Motor Co.	11	1,064
		2,468
Paper & Forest Products – 0.8%
Suzano Papel e Celulose SA	3,100	15,086
Total Preferred Stocks (cost $17,234)		17,554
Rights – 0%
Industrial Conglomerates – 0%
Fosun International, Ltd.*,ß (cost $0)	1,120	0
Investment Companies – 11.2%
Exchange-Traded Funds (ETFs) – 7.8%
iShares India 50#	5,200	145,080
Investments Purchased with Cash Collateral from Securities Lending – 2.4%
Janus Cash Collateral Fund LLC, 0.1615%ºº,£	44,825	44,825
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£	18,001	18,001
Total Investment Companies (cost $214,946)		207,906
Total Investments (total cost $2,106,938) – 103.9%		1,926,796
Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(72,454)
Net Assets – 100%		$1,854,342

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Taiwan	$353,899	18.4%
China	296,499	15.4
South Korea	276,321	14.3
India	145,080	7.5
Malaysia	143,989	7.5
Philippines	140,226	7.3
Thailand	104,036	5.4
Mexico	71,593	3.7
Qatar	65,001	3.4
United States	62,826	3.3
Brazil	54,532	2.8
Chile	35,782	1.9
Czech Republic	35,124	1.8
Indonesia	29,782	1.5
Poland	26,475	1.4
Egypt	25,952	1.3
Hungary	24,049	1.2
Russia	18,947	1.0
South Africa	9,230	0.5
United Arab Emirates	5,158	0.3
Greece	2,295	0.1

Total	$1,926,796	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

#	Loaned security; a portion of the security is on loan at September 30, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15

Janus Cash Collateral Fund LLC	3,025	114,725	(72,925)	44,825	$ 64(1)	$ 44,825
Janus Cash Liquidity Fund LLC	35,000	246,002	(263,001)	18,001	8	18,001
Total					$ 72	$ 62,826

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stock
Aerospace & Defense	$ -	$ 5,475	$ -
Air Freight & Logistics	-	17,058	-
Airlines	-	9,192	-
Auto Components	-	12,420	-
Automobiles	-	27,998	-
Capital Markets	-	1,864	-
Chemicals	-	22,340	-
Commercial Banks	45,569	286,912	-
Commercial Services & Supplies	-	19,565	-
Communications Equipment	-	1,474	-
Construction & Engineering	-	20,665	-
Construction Materials	-	12,049	-
Diversified Financial Services	-	22,440	-
Diversified Telecommunication Services	-	119,603	-
Electric Utilities	4,943	13,266	-
Electronic Equipment, Instruments & Components	-	7,881	-
Food & Staples Retailing	35,996	46,103	-
Food Products	18,353	28,820	-
Gas Utilities	-	6,197	-
Health Care Providers & Services	-	38,538	-
Hotels, Restaurants & Leisure	-	17,679	-
Household Durables	-	20,720	-
Household Products	4,297	22,544	-
Independent Power and Renewable Electricity Products	9,329	27,754	-
Industrial Conglomerates	-	99,907	-
Insurance	3,037	59,925	-
Internet Software & Services	-	640	-
Machinery	2,728	4,219	-
Marine	-	-	7,496
Media	2,087	7,349	-
Metals & Mining	484	31,840	-
Multi-Utilities	-	10,813	-
Oil, Gas & Consumable Fuels	-	39,847	-
Paper & Forest Products	12,725	4,094	-
Personal Products	-	17,275	-
Pharmaceuticals	-	44,017	13,604
Real Estate Investment Trusts (REITs)	-	1,410	-
Real Estate Management & Development	-	35,365	-
Road & Rail	-	11,587	-
Semiconductor & Semiconductor Equipment	-	12,780	10,065

Software	-	320	-
Specialty Retail	-	293	-
Technology Hardware, Storage & Peripherals	-	19,888	-
Textiles, Apparel & Luxury Goods	-	75,840	-
Tobacco	2,028	28,478	-
Transportation Infrastructure	6,929	29,452	-
Water Utilities	3,792	11,969	-
Wireless Telecommunications	-	141,534	-
All Others	20,476	-	-
Preferred Stocks	-	17,554	-
Rights	-	-	-
Investment Companies	-	207,906	-
Total Assets	$ 172,773	$ 1,722,859	$ 31,164

Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund(the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $1,424,972 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, The Fundmay invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,109,754	$ 51,404	$ (234,362)	$ (182,958)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Common Stocks – 98.5%
Aerospace & Defense – 2.3%
BAE Systems PLC	349	$2,369
Cobham PLC	631	2,732
Lockheed Martin Corp.	1,900	393,889
Singapore Technologies Engineering, Ltd.	1,900	3,989
		402,979
Auto Components – 0.1%
Cie Generale des Etablissements Michelin	99	9,033
Nokian Renkaat Oyj	270	8,752
		17,785
Automobiles – 0.1%
Daihatsu Motor Co., Ltd.	500	5,804
General Motors Co.	100	3,002
		8,806
Biotechnology – 0%
Baxalta, Inc.	200	6,302
Capital Markets – 0.2%
CI Financial Corp.	1,400	31,792
ICAP PLC	276	1,913
		33,705
Chemicals – 0.7%
Dow Chemical Co.	600	25,440
EI du Pont de Nemours & Co.	100	4,820
Koninklijke DSM NV	551	25,440
LyondellBasell Industries NV - Class A	400	33,344
Orica, Ltd.	2,309	24,451
Syngenta AG	19	6,104
Yara International ASA	146	5,836
		125,435
Commercial Banks – 3.7%
Bank of East Asia, Ltd.	27,600	93,117
Bank of Montreal	800	43,636
Bank of Nova Scotia	100	4,409
BOC Hong Kong Holdings, Ltd.	24,000	70,997
Canadian Imperial Bank of Commerce	1,000	71,858
DBS Group Holdings, Ltd.	3,700	42,283
Hang Seng Bank, Ltd.	14,700	265,340
Oversea-Chinese Banking Corp., Ltd.	1,600	9,909
Royal Bank of Canada	500	27,651
United Overseas Bank, Ltd.	2,000	26,099
		655,299
Commercial Services & Supplies – 0.2%
Brambles, Ltd.	1,014	6,950
G4S PLC	10,012	35,009
		41,959
Communications Equipment – 0%
Cisco Systems, Inc.	200	5,250
Telefonaktiebolaget LM Ericsson - Class B	124	1,222
		6,472
Construction & Engineering – 0%
Boskalis Westminster	150	6,566
Construction Materials – 0%
Fletcher Building, Ltd.	248	1,081
Containers & Packaging – 1.1%
Amcor, Ltd.	18,730	173,953
Rexam PLC	3,205	25,402
		199,355
Diversified Consumer Services – 1.9%
Benesse Holdings, Inc.	300	8,043
H&R Block, Inc.	9,000	325,800
		333,843
Diversified Financial Services – 0.4%
CME Group, Inc.	300	27,822
Deutsche Boerse AG	103	8,866
Industrivarden AB - Class C	157	2,758
Singapore Exchange, Ltd.	6,300	31,185
		70,631
Diversified Telecommunication Services – 3.5%
AT&T, Inc.	2,100	68,418

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
BCE, Inc.	2,477	$101,397
Elisa Oyj	2,199	74,431
HKT Trust & HKT, Ltd.	9,000	10,725
Inmarsat PLC	2,919	43,441
PCCW, Ltd.	300,000	154,420
Singapore Telecommunications, Ltd.	9,800	24,866
Swisscom AG	183	91,511
TDC A/S	3,815	19,689
Telenor ASA	273	5,109
Telstra Corp., Ltd.	6,942	27,397
		621,404
Electric Utilities – 20.5%
Cheung Kong Infrastructure Holdings, Ltd.#	42,000	376,745
CLP Holdings, Ltd.	86,000	733,447
Contact Energy, Ltd.	7,351	23,308
Duke Energy Corp.	1,566	112,658
EDP - Energias de Portugal SA	2,054	7,528
Entergy Corp.	1,500	97,650
Eversource Energy	662	33,510
Fortum Oyj	144	2,134
NextEra Energy, Inc.	700	68,285
Pepco Holdings, Inc.	1,400	33,908
Power Assets Holdings, Ltd.	83,000	787,147
PPL Corp.	9,000	296,010
Red Electrica Corp. SA	670	55,651
Southern Co.	17,800	795,660
SSE PLC	2,366	53,648
Terna Rete Elettrica Nazionale SpA	11,266	54,842
Xcel Energy, Inc.	1,800	63,738
		3,595,869
Energy Equipment & Services – 0.1%
Helmerich & Payne, Inc.	100	4,726
Petrofac, Ltd.	383	4,464
Technip SA	215	10,157
		19,347
Food & Staples Retailing – 2.5%
ICA Gruppen AB	109	3,689
J Sainsbury PLC	1,534	6,070
Lawson, Inc.	4,500	332,816
Sysco Corp.	900	35,073
Woolworths, Ltd.	3,667	64,105
		441,753
Food Products – 2.6%
Campbell Soup Co.	400	20,272
General Mills, Inc.	3,500	196,455
Kellogg Co.	3,400	226,270
Tate & Lyle PLC	1,342	11,983
		454,980
Gas Utilities – 0.5%
Snam SpA	15,711	80,845
Health Care Equipment & Supplies – 0.1%
Baxter International, Inc.	200	6,570
Cochlear, Ltd.	297	17,424
		23,994
Health Care Providers & Services – 2.0%
Sonic Healthcare, Ltd.	27,279	350,106
Hotels, Restaurants & Leisure – 3.1%
Flight Centre Travel Group, Ltd.	61	1,549
McDonald's Corp.	5,400	532,062
Tatts Group, Ltd.	368	974
William Hill PLC	1,805	9,594
		544,179
Household Durables – 1.0%
Garmin, Ltd.	2,100	75,348
Husqvarna AB - Class B	132	867
Leggett & Platt, Inc.	200	8,250
Persimmon PLC*	1,422	43,320
Sekisui House, Ltd.	3,100	48,714
		176,499
Household Products – 6.9%
Clorox Co.	3,600	415,908
Kimberly-Clark Corp.	7,200	785,088

Shares		Value
Common Stocks – (continued)
Household Products – (continued)
Procter & Gamble Co.	100	$7,194
		1,208,190
Industrial Conglomerates – 1.7%
Keppel Corp., Ltd.	13,500	64,739
NWS Holdings, Ltd.	118,000	155,988
Sembcorp Industries, Ltd.	29,600	72,060
Smiths Group PLC	153	2,331
		295,118
Information Technology Services – 0.1%
Paychex, Inc.	200	9,526
Insurance – 2.1%
Admiral Group PLC	2,939	66,900
Arthur J Gallagher & Co.	400	16,512
Direct Line Insurance Group PLC	30,188	171,539
Great-West Lifeco, Inc.	1,600	38,336
Power Corp. of Canada	200	4,148
Power Financial Corp.	500	11,467
SCOR SE	855	30,707
Standard Life PLC	1,332	7,838
Swiss Re AG	116	9,974
Tryg A/S	369	7,182
Zurich Insurance Group AG*	9	2,215
		366,818
Leisure Products – 0.5%
Hasbro, Inc.	900	64,926
Mattel, Inc.	700	14,742
		79,668
Machinery – 0.6%
Metso Oyj	66	1,374
Sandvik AB	107	913
Sembcorp Marine, Ltd.	19,700	31,740
SKF AB - Class B	38	700
Wartsila Oyj Abp	123	4,888
Yangzijiang Shipbuilding Holdings, Ltd.	74,800	59,830
		99,445
Marine – 0.5%
Kuehne + Nagel International AG	628	80,846
Media – 5.2%
Cablevision Systems Corp. - Class A	200	6,494
Eutelsat Communications SA	2,843	87,236
ITV PLC	7,414	27,658
SES SA (FDR)	8,024	253,177
Shaw Communications, Inc. - Class B#	11,700	226,582
Singapore Press Holdings, Ltd.	10,900	29,468
Sky PLC	17,730	280,514
		911,129
Multiline Retail – 0.1%
Marks & Spencer Group PLC	2,741	20,826
Multi-Utilities – 12.8%
Centrica PLC	702	2,439
CMS Energy Corp.	1,100	38,852
Consolidated Edison, Inc.	11,500	768,775
DTE Energy Co.	900	72,333
National Grid PLC	4,313	60,056
PG&E Corp.	15,000	792,000
Public Service Enterprise Group, Inc.	2,800	118,048
SCANA Corp.	1,200	67,512
Sempra Energy	2,000	193,440
Suez Environment Co.	203	3,651
WEC Energy Group, Inc.	2,551	133,213
		2,250,319
Oil, Gas & Consumable Fuels – 0.3%
ARC Resources, Ltd.	200	2,644
ConocoPhillips	200	9,592
Husky Energy, Inc.	300	4,679
Keyera Corp.	100	2,754
Occidental Petroleum Corp.	100	6,615
OMV AG	240	5,834
PrairieSky Royalty, Ltd.	300	5,702
Vermilion Energy, Inc.	200	6,441
Woodside Petroleum, Ltd.	234	4,783
		49,044

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – 3.8%
AbbVie, Inc.	500	$27,205
Daiichi Sankyo Co., Ltd.	2,300	40,166
Eli Lilly & Co.	700	58,583
Johnson & Johnson	100	9,335
Merck & Co., Inc.	4,500	222,255
Novartis AG	586	53,996
Orion Oyj - Class B	37	1,400
Pfizer, Inc.	800	25,128
Roche Holding AG	98	25,915
Sanofi	8	762
Takeda Pharmaceutical Co., Ltd.	4,400	193,963
		658,708
Real Estate Management & Development – 4.4%
Daito Trust Construction Co., Ltd.	3,600	366,242
Hang Lung Properties, Ltd.	9,000	20,254
Hysan Development Co., Ltd.	2,000	8,352
Sino Land Co., Ltd.	6,000	9,157
Sun Hung Kai Properties, Ltd.	6,000	78,207
Swire Pacific, Ltd. - Class A	13,000	145,867
Swiss Prime Site AG*	1,871	136,980
		765,059
Road & Rail – 0.7%
ComfortDelGro Corp., Ltd.	61,200	123,929
Semiconductor & Semiconductor Equipment – 0.3%
Maxim Integrated Products, Inc.	1,400	46,760
Specialty Retail – 0.4%
GameStop Corp. - Class A#	700	28,847
Kingfisher PLC	576	3,132
Staples, Inc.	2,700	31,671
		63,650
Technology Hardware, Storage & Peripherals – 0.5%
Canon, Inc.	1,400	40,565
Seagate Technology PLC	900	40,320
		80,885
Textiles, Apparel & Luxury Goods – 1.3%
Coach, Inc.	2,200	63,646
Hugo Boss AG	307	34,425
Li & Fung, Ltd.	72,000	55,318
Yue Yuen Industrial Holdings, Ltd.	18,000	66,949
		220,338
Tobacco – 5.3%
Altria Group, Inc.	100	5,440
Reynolds American, Inc.	20,962	927,988
		933,428
Trading Companies & Distributors – 0.6%
ITOCHU Corp.	4,300	45,615
Marubeni Corp.	3,800	18,658
Mitsui & Co., Ltd.	800	9,011
Rexel SA	857	10,538
Sumitomo Corp.	3,100	29,930
		113,752
Transportation Infrastructure – 1.2%
Auckland International Airport, Ltd.	68,564	214,339
Wireless Telecommunication Services – 2.6%
Millicom International Cellular SA (SDR)	321	20,088
NTT DOCOMO, Inc.	8,400	140,849
Rogers Communications, Inc. - Class B	5,600	192,976
StarHub, Ltd.	42,700	104,018
Vodafone Group PLC	1,183	3,740
		461,671
Total Common Stocks (cost $17,352,655)		17,272,642
Preferred Stocks – 0%
Media – 0%
ProSiebenSat.1 Media SE (cost $5,606)	108	5,288
Investment Companies – 4.8%
Investments Purchased with Cash Collateral from Securities Lending – 2.7%
Janus Cash Collateral Fund LLC, 0.1615%ºº,£	465,855	465,855

Shares		Value
Investment Companies – (continued)
Money Markets – 2.1%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£	364,000	$364,000
Total Investment Companies (cost $829,855)		829,855
Total Investments (total cost $18,188,116) – 103.3%		18,107,785
Liabilities, net of Cash, Receivables and Other Assets – (3.3)%		(574,632)
Net Assets – 100%		$17,533,153

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$9,338,335	51.6%
Hong Kong	3,032,030	16.7
Japan	1,280,376	7.1
United Kingdom	886,918	4.9
Canada	776,472	4.3
Australia	671,692	3.7
Singapore	624,115	3.4
Switzerland	407,541	2.3
France	405,261	2.2
New Zealand	238,728	1.3
Italy	135,687	0.8
Finland	92,979	0.5
Spain	55,651	0.3
Germany	48,579	0.3
Netherlands	32,006	0.2
Sweden	30,237	0.2
Denmark	26,871	0.1
Norway	10,945	0.1
Portugal	7,528	0.0
Austria	5,834	0.0

Total	$18,107,785	100.0%

Notes to Schedule of Investments (unaudited)

FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
SDR	Swedish Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

#	Loaned security; a portion of the security is on loan at September 30, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Collateral Fund LLC	3,063	754,365	(291,573)	465,855	$ 88(1)	$ 465,855

Janus Cash Liquidity Fund LLC	235,033	3,119,132	(2,990,165)	364,000	116	364,000
Total					$ 204	$ 829,855
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$ 393,889	$ 9,090	$ -
Auto Components	-	17,785	-
Automobiles	3,002	5,804	-
Capital Markets	31,792	1,913	-
Chemicals	63,604	61,831	-
Commercial Banks	147,554	507,745	-
Commercial Services & Supplies	-	41,959	-
Communications Equipment	5,250	1,222	-
Construction & Engineering	-	6,566	-
Construction Materials	-	1,081	-
Containers & Packaging	-	199,355	-
Diversified Consumer Services	325,800	8,043	-
Diversified Financial Services	27,822	42,809	-
Diversified Telecommunication Services	169,815	451,589	-
Electric Utilities	1,501,419	2,094,450	-
Energy Equipment & Services	4,726	14,621	-
Food & Staples Retailing	35,073	406,680	-
Food Products	442,997	11,983	-
Gas Utilities	-	80,845	-
Health Care Equipment & Supplies	6,570	17,424	-
Health Care Providers & Services	-	350,106	-
Hotels, Restaurants & Leisure	532,062	12,117	-
Household Durables	83,598	92,901	-
Industrial Conglomerates	-	295,118	-
Insurance	70,463	296,355	-
Machinery	-	99,445	-
Marine	-	80,846	-
Media	233,076	678,053	-
Multiline Retail	-	20,826	-
Multi-Utilities	2,184,173	66,146	-
Oil, Gas & Consumable Fuels	38,427	10,617	-
Pharmaceuticals	342,506	316,202	-
Real Estate Management & Development	-	765,059	-
Road & Rail	-	123,929	-
Specialty Retail	60,518	3,132	-
Technology Hardware, Storage & Peripherals	40,320	40,565	-
Textiles, Apparel & Luxury Goods	63,646	156,692	-
Trading Companies & Distributors	-	113,752	-
Transportation Infrastructure	-	214,339	-
Wireless Telecommunication Services	192,976	268,695	-
All Other	2,283,874	-	-

Preferred Stocks	-	5,288	-

Investment Companies	-	829,855	-
Total Assets	$ 9,284,952	$ 8,822,833	$ -

Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $7,869,224 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The

Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 18,304,265	$ 782,211	$ (978,691)	$ (196,480)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 0.7%
Airbus Group SE	289	$17,164
Finmeccanica SpA*	14,888	186,849
Rolls-Royce Holdings PLC*	962	9,877
Safran SA	350	26,406
Singapore Technologies Engineering, Ltd.	7,000	14,697
Thales SA	1,897	132,150
Zodiac Aerospace	3,545	81,138
		468,281
Air Freight & Logistics – 0.4%
Royal Mail PLC	16,373	113,824
TNT Express NV	16,198	123,398
		237,222
Airlines – 0.7%
Cathay Pacific Airways, Ltd.	147,000	276,956
easyJet PLC	1,682	45,323
Japan Airlines Co., Ltd.	2,900	102,390
		424,669
Auto Components – 1.3%
Aisin Seiki Co., Ltd.	1,600	53,821
Bridgestone Corp.	900	31,293
Cie Generale des Etablissements Michelin	243	22,172
NOK Corp.	7,400	160,230
Pirelli & C SpA	7,700	128,847
Sumitomo Electric Industries, Ltd.	5,300	68,101
Valeo SA	2,233	302,369
Yokohama Rubber Co., Ltd.	4,500	79,534
		846,367
Automobiles – 1.0%
Daimler AG	2,079	150,692
Fuji Heavy Industries, Ltd.	1,200	43,429
Honda Motor Co., Ltd.	200	5,964
Nissan Motor Co., Ltd.	5,200	47,906
Peugeot SA*	20,015	302,348
Renault SA	610	43,816
Toyota Motor Corp.	1,500	88,233
		682,388
Beverages – 0.7%
Carlsberg A/S - Class B	687	52,877
Kirin Holdings Co., Ltd.	10,000	131,741
Suntory Beverage & Food, Ltd.	6,400	246,324
		430,942
Biotechnology – 1.5%
Actelion, Ltd.*	522	66,423
CSL, Ltd.	14,858	935,950
		1,002,373
Building Products – 0.5%
Asahi Glass Co., Ltd.	21,000	123,275
TOTO, Ltd.	7,000	219,132
		342,407
Capital Markets – 1.4%
Credit Suisse Group AG*	965	23,223
ICAP PLC	28,317	196,277
Julius Baer Group, Ltd.*	4,791	218,049
Nomura Holdings, Inc.	14,400	83,562
Partners Group Holding AG	745	253,196
UBS Group AG	6,194	114,817
		889,124
Chemicals – 3.6%
Air Water, Inc.	5,000	75,414
Asahi Kasei Corp.	5,000	35,301
EMS-Chemie Holding AG	98	40,417
Evonik Industries AG	4,115	137,529
Givaudan SA*	159	259,160
Israel Chemicals, Ltd.	30,408	156,853
Kaneka Corp.	29,000	214,411
LANXESS AG	1,093	51,061
Mitsubishi Chemical Holdings Corp.	25,000	131,147
Mitsubishi Gas Chemical Co., Inc.	9,000	41,637
Nitto Denko Corp.	4,700	282,323

Shares		Value
Common Stocks – (continued)
Chemicals – (continued)
Novozymes A/S - Class B	568	$24,808
Orica, Ltd.	1,675	17,737
Sika AG	10	30,949
Sumitomo Chemical Co., Ltd.	63,000	320,048
Symrise AG	4,520	271,489
Syngenta AG	77	24,739
Teijin, Ltd.	57,000	173,552
Toray Industries, Inc.	2,000	17,336
Yara International ASA	944	37,736
		2,343,647
Commercial Banks – 6.9%
Bank Hapoalim BM	130,190	655,689
Bank Leumi Le-Israel BM*	120,719	451,130
Bank of East Asia, Ltd.	28,800	97,165
Bank of Ireland*	46,932	18,269
BOC Hong Kong Holdings, Ltd.	141,000	417,110
CaixaBank SA	8,659	33,374
Danske Bank A/S	1,200	36,301
DBS Group Holdings, Ltd.	32,000	365,693
Gunma Bank, Ltd.	5,000	31,979
Hang Seng Bank, Ltd.	62,700	1,131,754
Hiroshima Bank, Ltd.	3,000	17,388
ING Groep NV	2,300	32,647
Intesa Sanpaolo SpA	9,774	31,485
Intesa Sanpaolo SpA	6,185	21,840
KBC Groep NV	1,235	77,872
Mitsubishi UFJ Financial Group, Inc.	46,200	279,261
Mizuho Financial Group, Inc.	51,300	96,372
Oversea-Chinese Banking Corp., Ltd.	22,000	136,247
Resona Holdings, Inc.	6,100	31,170
Sumitomo Mitsui Financial Group, Inc.	3,900	148,482
Suruga Bank, Ltd.	300	5,591
United Overseas Bank, Ltd.	5,300	69,162
Yamaguchi Financial Group, Inc.	21,000	257,907
		4,443,888
Commercial Services & Supplies – 1.3%
Dai Nippon Printing Co., Ltd.	9,000	87,528
ISS A/S	1,285	42,748
Park24 Co., Ltd.	1,300	24,462
Secom Co., Ltd.	800	48,214
Societe BIC SA	2,154	334,807
Toppan Printing Co., Ltd.	37,000	298,623
		836,382
Construction & Engineering – 0.7%
Ferrovial SA	1,865	44,521
Kajima Corp.	10,000	53,245
Obayashi Corp.	19,000	162,349
Shimizu Corp.	17,000	146,349
Taisei Corp.	6,000	39,255
Vinci SA	305	19,393
		465,112
Construction Materials – 0.3%
James Hardie Industries PLC (CDI)	10,868	131,133
Taiheiyo Cement Corp.	25,000	75,228
		206,361
Consumer Finance – 0.3%
AEON Financial Service Co., Ltd.	4,300	85,154
Credit Saison Co., Ltd.	6,900	125,593
		210,747
Containers & Packaging – 0.6%
Amcor, Ltd.	38,414	356,765
Rexam PLC	3,476	27,550
		384,315
Diversified Consumer Services – 0%
Benesse Holdings, Inc.	1,100	29,491
Diversified Financial Services – 0.7%
Deutsche Boerse AG	1,395	120,078
Hong Kong Exchanges & Clearing, Ltd.	8,600	197,891
Japan Exchange Group, Inc.	2,000	29,345
Singapore Exchange, Ltd.	20,000	98,999
		446,313
Diversified Telecommunication Services – 2.8%
Bezeq Israeli Telecommunication Corp., Ltd.	205,877	394,014

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Elisa Oyj	1,799	$60,892
HKT Trust & HKT, Ltd.	274,000	326,505
Inmarsat PLC	30,071	447,525
Koninklijke KPN NV	19,103	71,599
Nippon Telegraph & Telephone Corp.	5,500	193,183
Singapore Telecommunications, Ltd.	78,000	197,911
Swisscom AG	14	7,001
Telstra Corp., Ltd.	22,187	87,564
		1,786,194
Electric Utilities – 6.6%
Cheung Kong Infrastructure Holdings, Ltd.#	61,000	547,178
Chubu Electric Power Co., Inc.	7,300	107,959
Chugoku Electric Power Co., Inc.	3,200	44,195
CLP Holdings, Ltd.	116,000	989,301
Endesa SA	1,812	38,175
Hokuriku Electric Power Co.	8,400	113,243
Kansai Electric Power Co., Inc.*	7,200	80,608
Kyushu Electric Power Co., Inc.*	31,100	339,259
Power Assets Holdings, Ltd.	133,500	1,266,074
Shikoku Electric Power Co., Inc.	5,800	94,899
SSE PLC	17,030	386,151
Tohoku Electric Power Co., Inc.	4,000	54,464
Tokyo Electric Power Co., Inc.*	32,800	220,127
		4,281,633
Electrical Equipment – 0.9%
Mabuchi Motor Co., Ltd.	4,900	214,124
Mitsubishi Electric Corp.	4,000	36,731
Nidec Corp.	3,500	241,168
Prysmian SpA	1,575	32,578
Vestas Wind Systems A/S	1,788	93,196
		617,797
Electronic Equipment, Instruments & Components – 1.5%
ALPS Electric Co., Ltd.	900	25,541
Hirose Electric Co., Ltd.	800	87,375
Murata Manufacturing Co., Ltd.	2,600	337,699
Shimadzu Corp.	28,000	404,680
TDK Corp.	1,400	79,643
Yokogawa Electric Corp.	4,800	50,313
		985,251
Food & Staples Retailing – 1.7%
Aeon Co., Ltd.	31,900	496,660
Colruyt SA	1,137	54,724
FamilyMart Co., Ltd.	300	13,732
ICA Gruppen AB	1,984	67,141
Jeronimo Martins SGPS SA	1,207	16,299
Lawson, Inc.	4,600	340,212
Seven & I Holdings Co., Ltd.	2,200	100,811
		1,089,579
Food Products – 6.7%
Ajinomoto Co., Inc.	11,000	232,337
Calbee, Inc.	7,900	256,814
Chocoladefabriken Lindt & Spruengli AG (PC)	96	564,015
Chocoladefabriken Lindt & Spruengli AG (REG)	5	355,353
Kerry Group PLC - Class A	197	14,813
Kikkoman Corp.	7,000	193,204
MEIJI Holdings Co., Ltd.	12,800	941,977
Nestle SA	16,142	1,215,972
NH Foods, Ltd.	18,000	368,442
Nisshin Seifun Group, Inc.	1,400	20,392
Nissin Foods Holdings Co., Ltd.	800	36,895
Wilmar International, Ltd.	85,800	155,554
		4,355,768
Gas Utilities – 1.4%
APA Group	11,625	69,958
Hong Kong & China Gas Co., Ltd.	409,200	768,228
Toho Gas Co., Ltd.	12,000	71,028
		909,214
Health Care Equipment & Supplies – 0.5%
Cochlear, Ltd.	2,481	145,553
Essilor International SA	109	13,313
Sonova Holding AG	368	47,470
Sysmex Corp.	1,500	79,328

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
William Demant Holding A/S*	337	$28,060
		313,724
Health Care Providers & Services – 2.8%
Alfresa Holdings Corp.	7,600	130,130
Fresenius Medical Care AG & Co. KGaA	4,158	324,200
Fresenius SE & Co. KGaA	3,997	268,061
Medipal Holdings Corp.	17,300	275,606
Ramsay Health Care, Ltd.	2,978	122,552
Ryman Healthcare, Ltd.	5,460	25,548
Sonic Healthcare, Ltd.	34,279	439,946
Suzuken Co., Ltd.	7,300	243,976
		1,830,019
Hotels, Restaurants & Leisure – 2.8%
Accor SA	412	19,285
Carnival PLC	6,519	336,433
Merlin Entertainments PLC (144A)	12,138	68,367
Oriental Land Co., Ltd.	24,000	1,348,014
William Hill PLC	6,594	35,048
		1,807,147
Household Durables – 2.6%
Barratt Developments PLC	6,581	64,366
Casio Computer Co., Ltd.	6,400	116,773
Electrolux AB - Series B	791	22,387
Iida Group Holdings Co., Ltd.	1,200	18,798
Panasonic Corp.	1,700	17,261
Persimmon PLC*	4,600	140,136
Rinnai Corp.	400	30,582
Sekisui House, Ltd.	10,100	158,712
Sony Corp.	5,700	139,391
Taylor Wimpey PLC	140,332	416,255
Techtronic Industries Co., Ltd.	152,000	566,144
		1,690,805
Household Products – 0.3%
Henkel AG & Co. KGaA	543	47,941
Reckitt Benckiser Group PLC	833	75,600
Svenska Cellulosa AB SCA - Class B	2,154	60,378
Unicharm Corp.	800	14,198
		198,117
Independent Power and Renewable Electricity Producers – 0.2%
Electric Power Development Co., Ltd.	1,000	30,679
Meridian Energy, Ltd.	76,158	102,592
		133,271
Industrial Conglomerates – 0.9%
CK Hutchison Holdings, Ltd.	4,392	57,198
Keihan Electric Railway Co., Ltd.	60,000	401,421
Seibu Holdings, Inc.	5,100	103,581
		562,200
Information Technology Services – 1.7%
Atos SE	684	52,526
Cap Gemini SA	1,239	110,393
Fujitsu, Ltd.	32,000	139,566
Nomura Research Institute, Ltd.	6,380	245,823
NTT Data Corp.	6,700	338,347
Otsuka Corp.	4,400	214,848
		1,101,503
Insurance – 3.3%
Admiral Group PLC	5,179	117,888
Ageas	1,313	53,893
AIA Group, Ltd.	9,600	49,984
Dai-ichi Life Insurance Co., Ltd.	6,400	102,364
Direct Line Insurance Group PLC	9,861	56,034
Hannover Rueck SE	2,038	208,344
MS&AD Insurance Group Holdings, Inc.	2,300	61,873
NN Group NV	4,274	122,594
QBE Insurance Group, Ltd.	2,514	22,817
SCOR SE	12,026	431,908
Sompo Japan Nipponkoa Holdings, Inc.	5,500	160,388
Sony Financial Holdings, Inc.	13,000	214,110
Swiss Life Holding AG*	113	25,271
Swiss Re AG	1,454	125,023
T&D Holdings, Inc.	10,200	120,827
Tokio Marine Holdings, Inc.	2,500	93,573

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Zurich Insurance Group AG*	725	$178,420
		2,145,311
Internet Software & Services – 0.1%
Mixi, Inc.	2,200	75,682
Leisure Products – 0.2%
Bandai Namco Holdings, Inc.	2,300	53,576
Shimano, Inc.	600	84,571
Yamaha Corp.	600	13,320
		151,467
Life Sciences Tools & Services – 0.6%
Lonza Group AG*	2,691	354,004
QIAGEN NV*	807	20,813
		374,817
Machinery – 1.5%
Amada Holdings Co., Ltd.	14,900	113,735
CNH Industrial NV	4,018	26,226
Makita Corp.	1,600	85,355
MAN SE	3,172	322,582
Mitsubishi Heavy Industries, Ltd.	4,000	17,928
NGK Insulators, Ltd.	2,000	38,391
NSK, Ltd.	10,600	102,926
Schindler Holding AG (PC)	949	136,675
Schindler Holding AG (REG)	795	116,835
Sumitomo Heavy Industries, Ltd.	10,000	39,673
		1,000,326
Marine – 0.1%
Kuehne + Nagel International AG	428	55,099
Media – 4.0%
Altice NV - Class A*	21,282	445,253
Altice NV - Class B*	7,094	158,246
Axel Springer SE	485	27,038
Eutelsat Communications SA	14,870	456,281
ITV PLC	14,568	54,346
JCDecaux SA	4,178	151,435
Kabel Deutschland Holding AG	606	78,852
Numericable-SFR SAS*	187	8,660
SES SA (FDR)	22,406	706,964
Singapore Press Holdings, Ltd.#	146,000	394,711
Vivendi SA	3,621	85,720
		2,567,506
Metals & Mining – 0.3%
Boliden AB	3,282	51,396
Iluka Resources, Ltd.	3,903	17,068
Mitsubishi Materials Corp.	32,000	97,628
		166,092
Multiline Retail – 3.8%
Don Quijote Holdings Co., Ltd.	10,400	393,565
Isetan Mitsukoshi Holdings, Ltd.	9,700	146,275
J Front Retailing Co., Ltd.	27,200	443,960
Marui Group Co., Ltd.	8,100	97,994
Next PLC	10,800	1,246,258
Ryohin Keikaku Co., Ltd.	500	102,381
Takashimaya Co., Ltd.	6,000	48,689
		2,479,122
Multi-Utilities – 0.6%
National Grid PLC	26,929	374,970
Oil, Gas & Consumable Fuels – 0.7%
JX Holdings, Inc.	37,400	135,412
Neste Oyj	7,179	165,422
TonenGeneral Sekiyu KK	13,000	126,244
		427,078
Paper & Forest Products – 0.2%
Oji Holdings Corp.	13,000	55,837
Stora Enso Oyj - Class R	13,702	103,788
		159,625
Personal Products – 1.0%
Kao Corp.	4,100	186,300
Kose Corp.	1,000	91,611
L'Oreal SA	1,242	215,949
Shiseido Co., Ltd.	6,600	144,668
		638,528
Pharmaceuticals – 8.7%
Astellas Pharma, Inc.	13,400	173,982

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Chugai Pharmaceutical Co., Ltd.	2,900	$89,268
Daiichi Sankyo Co., Ltd.	13,600	237,506
Eisai Co., Ltd.	7,000	415,250
Hisamitsu Pharmaceutical Co., Inc.	3,000	100,267
Kyowa Hakko Kirin Co., Ltd.	10,000	149,353
Merck KGaA	2,489	220,334
Mitsubishi Tanabe Pharma Corp.	12,600	221,812
Novartis AG	4,727	435,560
Novo Nordisk A/S - Class B	16,192	871,634
Ono Pharmaceutical Co., Ltd.	200	23,792
Orion Oyj - Class B	1,017	38,494
Otsuka Holdings Co., Ltd.	5,100	163,937
Roche Holding AG	468	123,756
Shionogi & Co., Ltd.	19,800	711,808
Shire PLC	8,251	563,069
Takeda Pharmaceutical Co., Ltd.	5,000	220,413
Teva Pharmaceutical Industries, Ltd.	15,421	872,379
		5,632,614
Professional Services – 0.2%
Bureau Veritas SA	1,626	34,301
Capita PLC	3,208	58,255
Randstad Holding NV	710	42,363
		134,919
Real Estate Investment Trusts (REITs) – 1.8%
GPT Group	2,335	7,423
Japan Prime Realty Investment Corp.	14	45,455
Japan Retail Fund Investment Corp.	144	279,105
Link REIT	92,500	509,893
United Urban Investment Corp.	242	323,762
Westfield Corp.	1,643	11,523
		1,177,161
Real Estate Management & Development – 4.9%
City Developments, Ltd.	5,500	29,791
Daiwa House Industry Co., Ltd.	9,500	235,832
Henderson Land Development Co., Ltd.	51,700	309,438
Hysan Development Co., Ltd.	36,000	150,329
Kerry Properties, Ltd.	56,500	155,295
Lend Lease Group	8,037	71,004
New World Development Co., Ltd.	157,000	152,781
Nomura Real Estate Holdings, Inc.	2,300	46,380
Sun Hung Kai Properties, Ltd.	35,000	456,207
Swire Pacific, Ltd. - Class A	38,000	426,381
Swire Properties, Ltd.	102,200	283,725
Swiss Prime Site AG*	5,320	389,487
UOL Group, Ltd.	49,000	207,123
Wheelock & Co., Ltd.	55,000	239,309
		3,153,082
Road & Rail – 2.5%
Asciano, Ltd.	2,527	14,915
ComfortDelGro Corp., Ltd.	258,000	522,446
East Japan Railway Co.	500	42,317
MTR Corp., Ltd.	134,500	586,305
West Japan Railway Co.	7,100	444,535
		1,610,518
Semiconductor & Semiconductor Equipment – 0.1%
ARM Holdings PLC	6,380	91,928
Software – 1.2%
Dassault Systemes	4,130	304,903
Gemalto NV	739	47,961
Konami Corp.	1,700	36,916
NICE Systems, Ltd.	3,233	181,264
Nintendo Co., Ltd.	700	118,274
Sage Group PLC	11,689	88,429
Trend Micro, Inc.	700	24,796
		802,543
Specialty Retail – 2.8%
Dixons Carphone PLC	13,039	83,896
Fast Retailing Co., Ltd.	1,700	690,354
Nitori Holdings Co., Ltd.	6,300	496,165
Shimamura Co., Ltd.	1,100	118,721
Sports Direct International PLC*	4,308	49,415
USS Co., Ltd.	3,300	55,176

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Yamada Denki Co., Ltd.	84,600	$341,669
		1,835,396
Technology Hardware, Storage & Peripherals – 0.2%
Canon, Inc.	2,100	60,847
FUJIFILM Holdings Corp.	1,400	52,536
		113,383
Textiles, Apparel & Luxury Goods – 1.1%
Christian Dior SE	578	108,203
Hermes International	278	101,204
Luxottica Group SpA	2,625	182,459
LVMH Moet Hennessy Louis Vuitton SE	76	12,968
Pandora A/S	1,133	132,574
Yue Yuen Industrial Holdings, Ltd.	49,000	182,249
		719,657
Tobacco – 0.5%
Imperial Tobacco Group PLC	5,122	265,061
Japan Tobacco, Inc.	1,900	59,112
		324,173
Trading Companies & Distributors – 1.3%
Bunzl PLC	14,281	383,264
ITOCHU Corp.	15,200	161,243
Mitsubishi Corp.	4,700	77,284
Sumitomo Corp.	2,400	23,171
Travis Perkins PLC	2,489	74,189
Wolseley PLC	2,517	147,218
		866,369
Transportation Infrastructure – 1.0%
Fraport AG Frankfurt Airport Services Worldwide	647	39,897
Groupe Eurotunnel SE	19,834	270,121
Japan Airport Terminal Co., Ltd.	1,500	64,819
Transurban Group	35,619	249,034
		623,871
Wireless Telecommunication Services – 0.2%
KDDI Corp.	1,200	26,877
NTT DOCOMO, Inc.	2,700	45,273
Tele2 AB - Class B	2,984	29,117
		101,267
Total Common Stocks (cost $65,261,272)		64,154,755
Preferred Stocks – 0.3%
Media – 0.3%
ProSiebenSat.1 Media SE (cost $196,952)	3,839	187,979
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 0.1615%ºº,£	529,400	529,400
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£	307,000	307,000
Total Investment Companies (cost $836,400)		836,400
Total Investments (total cost $66,294,624) – 100.5%		65,179,134
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(338,749)
Net Assets – 100%		$64,840,385

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$24,520,702	37.6%
Hong Kong	10,143,400	15.6
United Kingdom	6,016,952	9.2
Switzerland	5,160,914	7.9
France	4,365,897	6.7
Israel	2,711,329	4.2
Australia	2,700,942	4.1
Germany	2,476,890	3.8
Singapore	2,192,334	3.4
Denmark	1,282,198	2.0
Netherlands	1,044,061	1.6
United States	836,400	1.3
Italy	610,284	0.9

Finland	368,596	0.6
Sweden	230,419	0.3
Belgium	186,489	0.3
New Zealand	128,140	0.2
Spain	116,070	0.2
Norway	37,736	0.1
Ireland	33,082	0.0
Portugal	16,299	0.0

Total	$65,179,134	100.0%

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $68,367, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

#	Loaned security; a portion of the security is on loan at September 30, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Collateral Fund LLC	355,505	980,955	(807,060)	529,400	$ 294(1)	$ 529,400
Janus Cash Liquidity Fund LLC	946,213	3,912,155	(4,551,368)	307,000	203	307,000
Total					$ 497	$ 836,400
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Media	$ 603,499	$ 1,964,007	$ -
All Other	-	61,587,249	-

Preferred Stocks	-	187,979	-

Investment Companies	-	836,400	-
Total Assets	$ 603,499	$ 64,575,635	$ -

Significant Accounting Policies

INTECH International Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $61,699,775 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 66,336,160	$ 3,088,546	$ (4,245,572)	$ (1,157,026)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Common Stocks – 99.8%
Aerospace & Defense – 4.7%
General Dynamics Corp.	28,800	$3,972,960
Lockheed Martin Corp.	62,800	13,019,068
Northrop Grumman Corp.	19,800	3,285,810
Raytheon Co.	53,200	5,812,632
Rockwell Collins, Inc.	19,000	1,554,960
Textron, Inc.	22,200	835,608
		28,481,038
Air Freight & Logistics – 0.4%
FedEx Corp.	18,200	2,620,436
Auto Components – 1.8%
BorgWarner, Inc.	28,500	1,185,315
Delphi Automotive PLC	82,700	6,288,508
Goodyear Tire & Rubber Co.	114,000	3,343,620
Johnson Controls, Inc.	5,000	206,800
		11,024,243
Beverages – 1.4%
Brown-Forman Corp. - Class B	13,600	1,317,840
Coca-Cola Enterprises, Inc.	8,200	396,470
Constellation Brands, Inc. - Class A	19,800	2,479,158
Dr Pepper Snapple Group, Inc.	49,700	3,928,785
Monster Beverage Corp.*	4,100	554,074
		8,676,327
Biotechnology – 1.7%
Gilead Sciences, Inc.	33,900	3,328,641
Regeneron Pharmaceuticals, Inc.*	14,200	6,604,988
Vertex Pharmaceuticals, Inc.*	3,200	333,248
		10,266,877
Building Products – 0.5%
Allegion PLC	25,300	1,458,798
Masco Corp.	72,700	1,830,586
		3,289,384
Capital Markets – 3.8%
Affiliated Managers Group, Inc.*	10,800	1,846,692
Bank of New York Mellon Corp.	25,000	978,750
Charles Schwab Corp.	55,800	1,593,648
E*TRADE Financial Corp.*	73,300	1,929,989
Goldman Sachs Group, Inc.	30,300	5,264,928
Morgan Stanley	209,500	6,599,250
Northern Trust Corp.	60,400	4,116,864
State Street Corp.	13,800	927,498
		23,257,619
Chemicals – 3.6%
CF Industries Holdings, Inc.	44,400	1,993,560
Dow Chemical Co.	54,800	2,323,520
Eastman Chemical Co.	44,100	2,854,152
Ecolab, Inc.	26,100	2,863,692
LyondellBasell Industries NV - Class A	97,200	8,102,592
PPG Industries, Inc.	7,000	613,830
Sherwin-Williams Co.	13,500	3,007,530
		21,758,876
Commercial Banks – 2.8%
BB&T Corp.	21,300	758,280
Comerica, Inc.	72,700	2,987,970
Fifth Third Bancorp	56,700	1,072,197
Huntington Bancshares, Inc.	144,100	1,527,460
KeyCorp	128,000	1,665,280
People's United Financial, Inc.	126,700	1,992,991
Regions Financial Corp.	116,100	1,046,061
SunTrust Banks, Inc.	11,700	447,408
Wells Fargo & Co.	59,080	3,033,758
Zions Bancorporation	85,500	2,354,670
		16,886,075
Commercial Services & Supplies – 1.1%
Cintas Corp.	48,900	4,193,175
Republic Services, Inc.	43,800	1,804,560
Stericycle, Inc.*	5,500	766,205
		6,763,940
Communications Equipment – 0.5%
F5 Networks, Inc.*	18,200	2,107,560

Shares		Value
Common Stocks – (continued)
Communications Equipment – (continued)
Juniper Networks, Inc.	43,500	$1,118,385
		3,225,945
Construction & Engineering – 0.2%
Quanta Services, Inc.*	45,700	1,106,397
Construction Materials – 0.7%
Martin Marietta Materials, Inc.	2,100	319,095
Vulcan Materials Co.	45,500	4,058,600
		4,377,695
Consumer Finance – 1.1%
Capital One Financial Corp.	34,700	2,516,444
Discover Financial Services	82,200	4,273,578
		6,790,022
Containers & Packaging – 1.1%
Avery Dennison Corp.	38,600	2,183,602
Ball Corp.	8,400	522,480
Sealed Air Corp.	79,600	3,731,648
		6,437,730
Distributors – 0.1%
Genuine Parts Co.	3,900	323,271
Diversified Financial Services – 3.6%
CME Group, Inc.	109,000	10,108,660
Leucadia National Corp.	99,500	2,015,870
McGraw Hill Financial, Inc.	41,400	3,581,100
Moody's Corp.	30,000	2,946,000
Nasdaq, Inc.	56,700	3,023,811
		21,675,441
Diversified Telecommunication Services – 0.3%
Level 3 Communications, Inc.*	47,100	2,057,799
Electrical Equipment – 0.3%
AMETEK, Inc.	19,400	1,015,008
Rockwell Automation, Inc.	5,400	547,938
		1,562,946
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. - Class A	53,600	2,731,456
Energy Equipment & Services – 1.5%
Baker Hughes, Inc.	55,200	2,872,608
Cameron International Corp.*	39,600	2,428,272
Halliburton Co.	57,100	2,018,485
Helmerich & Payne, Inc.#	40,400	1,909,304
		9,228,669
Food & Staples Retailing – 3.2%
CVS Health Corp.	110,700	10,680,336
Kroger Co.	230,200	8,303,314
Walgreens Boots Alliance, Inc.	2,400	199,440
		19,183,090
Food Products – 1.8%
Archer-Daniels-Midland Co.	22,500	932,625
ConAgra Foods, Inc.	166,800	6,757,068
McCormick & Co., Inc.	3,400	279,412
Tyson Foods, Inc. - Class A	65,500	2,823,050
		10,792,155
Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	19,100	768,202
Boston Scientific Corp.*	335,000	5,497,350
Edwards Lifesciences Corp.*	7,900	1,123,143
Intuitive Surgical, Inc.*	3,500	1,608,530
St Jude Medical, Inc.	3,200	201,888
Stryker Corp.	2,400	225,840
		9,424,953
Health Care Providers & Services – 11.6%
Aetna, Inc.	89,263	9,766,265
AmerisourceBergen Corp.	104,100	9,888,459
Anthem, Inc.	130,400	18,256,000
Cardinal Health, Inc.	89,700	6,890,754
Cigna Corp.	71,500	9,653,930
DaVita HealthCare Partners, Inc.*	15,300	1,106,649
HCA Holdings, Inc.*	17,100	1,322,856
Humana, Inc.	10,300	1,843,700
McKesson Corp.	25,500	4,718,265
Patterson Cos., Inc.	16,100	696,325
Tenet Healthcare Corp.*	13,800	509,496
UnitedHealth Group, Inc.	23,000	2,668,230

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Universal Health Services, Inc. - Class B	24,300	$3,032,883
		70,353,812
Health Care Technology – 0.4%
Cerner Corp.*	40,500	2,428,380
Hotels, Restaurants & Leisure – 1.5%
Carnival Corp. (U.S. Shares)	35,300	1,754,410
Darden Restaurants, Inc.	25,800	1,768,332
Marriott International, Inc. - Class A	44,100	3,007,620
Starbucks Corp.	17,000	966,280
Yum! Brands, Inc.	20,300	1,622,985
		9,119,627
Household Durables – 1.7%
DR Horton, Inc.	78,500	2,304,760
Leggett & Platt, Inc.	62,100	2,561,625
Mohawk Industries, Inc.*	7,300	1,327,067
Newell Rubbermaid, Inc.	108,300	4,300,593
		10,494,045
Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	62,900	615,791
Industrial Conglomerates – 0.3%
Roper Industries, Inc.	11,300	1,770,710
Information Technology Services – 2.3%
Alliance Data Systems Corp.*	5,700	1,476,186
Automatic Data Processing, Inc.	14,600	1,173,256
Fidelity National Information Services, Inc.	45,800	3,072,264
Fiserv, Inc.*	47,300	4,096,653
Paychex, Inc.	32,100	1,528,923
Total System Services, Inc.	40,400	1,835,372
Western Union Co.	51,000	936,360
		14,119,014
Insurance – 3.8%
Aflac, Inc.	12,400	720,812
Allstate Corp.	16,600	966,784
American International Group, Inc.	19,300	1,096,626
Aon PLC	14,100	1,249,401
Assurant, Inc.	7,900	624,179
Hartford Financial Services Group, Inc.	96,400	4,413,192
Lincoln National Corp.	20,900	991,914
Marsh & McLennan Cos., Inc.	41,000	2,141,020
MetLife, Inc.	42,200	1,989,730
Principal Financial Group, Inc.	8,600	407,124
Progressive Corp.	24,800	759,872
Prudential Financial, Inc.	7,100	541,091
Torchmark Corp.	43,900	2,475,960
Unum Group	70,100	2,248,808
XL Group PLC	61,400	2,230,048
		22,856,561
Internet & Catalog Retail – 1.0%
Expedia, Inc.	1,700	200,056
Netflix, Inc.*	55,500	5,730,930
		5,930,986
Internet Software & Services – 2.0%
Akamai Technologies, Inc.*	14,600	1,008,276
Facebook, Inc. - Class A*	120,800	10,859,920
VeriSign, Inc.*,#	5,300	373,968
		12,242,164
Leisure Products – 0.7%
Hasbro, Inc.	57,400	4,140,836
Life Sciences Tools & Services – 0.5%
PerkinElmer, Inc.	62,300	2,863,308
Waters Corp.*	2,700	319,167
		3,182,475
Machinery – 0.9%
Deere & Co.	2,500	185,000
Ingersoll-Rand PLC	10,100	512,777
Snap-on, Inc.	17,700	2,671,638
Stanley Black & Decker, Inc.	22,300	2,162,654
		5,532,069
Media – 1.8%
Comcast Corp. - Class A	5,100	290,088
TEGNA, Inc.	100,200	2,243,478
Time Warner Cable, Inc.	12,500	2,242,125
Time Warner, Inc.	21,900	1,505,625

Shares		Value
Common Stocks – (continued)
Media – (continued)
Walt Disney Co.	45,800	$4,680,760
		10,962,076
Metals & Mining – 0.4%
Newmont Mining Corp.	162,800	2,616,196
Multiline Retail – 3.4%
Dollar General Corp.	39,500	2,861,380
Dollar Tree, Inc.*	65,800	4,386,228
Kohl's Corp.	83,600	3,871,516
Target Corp.	119,100	9,368,406
		20,487,530
Multi-Utilities – 0.3%
NiSource, Inc.	104,700	1,942,185
Oil, Gas & Consumable Fuels – 3.8%
Cabot Oil & Gas Corp.	87,500	1,912,750
Cimarex Energy Co.	16,900	1,731,912
Columbia Pipeline Group, Inc.	67,300	1,230,917
EQT Corp.	21,300	1,379,601
Marathon Petroleum Corp.	73,600	3,409,888
Newfield Exploration Co.*	94,500	3,109,050
Phillips 66	26,200	2,013,208
Tesoro Corp.	27,800	2,703,272
Valero Energy Corp.	87,200	5,240,720
Williams Cos., Inc.	6,400	235,840
		22,967,158
Personal Products – 0.2%
Estee Lauder Cos., Inc. - Class A	12,800	1,032,704
Pharmaceuticals – 4.4%
AbbVie, Inc.	20,600	1,120,846
Allergan PLC*	37,474	10,185,808
Eli Lilly & Co.	19,200	1,606,848
Endo International PLC*	20,700	1,434,096
Mallinckrodt PLC*	57,000	3,644,580
Zoetis, Inc.	206,400	8,499,552
		26,491,730
Professional Services – 0.3%
Dun & Bradstreet Corp.	8,100	850,500
Equifax, Inc.	9,900	962,082
		1,812,582
Real Estate Investment Trusts (REITs) – 0.3%
Equinix, Inc.	3,800	1,038,920
Equity Residential	5,600	420,672
Essex Property Trust, Inc.	1,900	424,498
		1,884,090
Real Estate Management & Development – 0.2%
CBRE Group, Inc. - Class A*	32,900	1,052,800
Semiconductor & Semiconductor Equipment – 5.0%
Analog Devices, Inc.	34,300	1,934,863
Avago Technologies, Ltd.	84,500	10,563,345
Broadcom Corp. - Class A	97,000	4,988,710
Lam Research Corp.	34,800	2,273,484
Microchip Technology, Inc.#	8,400	361,956
NVIDIA Corp.	19,000	468,350
Qorvo, Inc.*	24,900	1,121,745
Skyworks Solutions, Inc.	89,600	7,545,216
Xilinx, Inc.	23,400	992,160
		30,249,829
Software – 2.7%
Activision Blizzard, Inc.	32,600	1,007,014
Adobe Systems, Inc.*	20,800	1,710,176
CA, Inc.	52,500	1,433,250
Electronic Arts, Inc.*	117,700	7,974,175
Intuit, Inc.	24,800	2,201,000
Red Hat, Inc.*	33,000	2,372,040
		16,697,655
Specialty Retail – 8.5%
Advance Auto Parts, Inc.	1,800	341,154
AutoNation, Inc.*	11,200	651,616
AutoZone, Inc.*	3,800	2,750,554
CarMax, Inc.*	54,000	3,203,280
GameStop Corp. - Class A#	42,400	1,747,304
Home Depot, Inc.	99,700	11,514,353
L Brands, Inc.	103,600	9,337,468
Lowe's Cos., Inc.	123,700	8,525,404

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
O'Reilly Automotive, Inc.*	19,500	$4,875,000
Ross Stores, Inc.	118,000	5,719,460
Tractor Supply Co.	36,900	3,111,408
		51,777,001
Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	24,600	2,713,380
Textiles, Apparel & Luxury Goods – 1.9%
Hanesbrands, Inc.	184,200	5,330,748
NIKE, Inc. - Class B	1,100	135,267
Under Armour, Inc. - Class A*	23,600	2,284,008
VF Corp.	52,900	3,608,309
		11,358,332
Tobacco – 1.2%
Altria Group, Inc.	85,600	4,656,640
Reynolds American, Inc.	59,656	2,640,971
		7,297,611
Total Common Stocks (cost $581,931,702)		606,071,713
Investment Companies – 0.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Cash Collateral Fund LLC, 0.1615%ºº,£	3,200,175	3,200,175
Money Markets – 0.2%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£	1,153,028	1,153,028
Total Investment Companies (cost $4,353,203)		4,353,203
Total Investments (total cost $586,284,905) – 100.5%		610,424,916
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(2,975,138)
Net Assets – 100%		$607,449,778

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

#	Loaned security; a portion of the security is on loan at September 30, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Collateral Fund LLC	606,750	12,204,788	(9,611,363)	3,200,175	$ 3,951(1)	$ 3,200,175
Janus Cash Liquidity Fund LLC	1,953,000	32,556,353	(33,356,325)	1,153,028	647	1,153,028
Total					$ 4,598	$ 4,353,203

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 606,071,713	$ -	$ -
Investment Companies	-	4,353,203	-
Total Assets	$ 606,071,713	$ 4,353,203	$ -

Significant Accounting Policies

INTECH U.S. Core Fund(the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 586,431,824	$53,266,858	$(29,273,766)	$ 23,993,092

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Common Stocks – 98.8%
Aerospace & Defense – 1.8%
BWX Technologies, Inc.	4,300	$113,348
General Dynamics Corp.	800	110,360
Hexcel Corp.	3,100	139,066
Lockheed Martin Corp.	7,200	1,492,632
Northrop Grumman Corp.	200	33,190
Orbital ATK, Inc.	12,000	862,440
Spirit AeroSystems Holdings, Inc. - Class A*	3,800	183,692
TransDigm Group, Inc.*	8,700	1,847,967
		4,782,695
Air Freight & Logistics – 0.1%
FedEx Corp.	1,000	143,980
Airlines – 1.2%
Southwest Airlines Co.	87,200	3,317,088
Auto Components – 0%
Delphi Automotive PLC	900	68,436
Automobiles – 0.2%
Tesla Motors, Inc.*,#	1,700	422,280
Beverages – 2.1%
Brown-Forman Corp. - Class A#	6,900	738,231
Brown-Forman Corp. - Class B	2,400	232,560
Constellation Brands, Inc. - Class A	11,600	1,452,436
Dr Pepper Snapple Group, Inc.	23,400	1,849,770
Monster Beverage Corp.*	4,700	635,158
PepsiCo, Inc.	7,400	697,820
		5,605,975
Biotechnology – 3.6%
Alnylam Pharmaceuticals, Inc.*	7,100	570,556
BioMarin Pharmaceutical, Inc.*	10,500	1,105,860
Bluebird Bio, Inc.*	9,400	804,170
Gilead Sciences, Inc.	10,400	1,021,176
Incyte Corp.*	9,000	992,970
Intrexon Corp.*,#	8,400	267,120
Medivation, Inc.*	38,600	1,640,500
OPKO Health, Inc.*,#	115,600	972,196
Regeneron Pharmaceuticals, Inc.*	2,600	1,209,364
Seattle Genetics, Inc.*	10,900	420,304
United Therapeutics Corp.*	5,600	734,944
		9,739,160
Building Products – 0.4%
Allegion PLC	1,500	86,490
AO Smith Corp.	5,500	358,545
Lennox International, Inc.	5,600	634,648
		1,079,683
Capital Markets – 0.6%
Bank of New York Mellon Corp.	3,600	140,940
Charles Schwab Corp.	3,100	88,536
Goldman Sachs Group, Inc.	500	86,880
Interactive Brokers Group, Inc.	17,600	694,672
Northern Trust Corp.	1,900	129,504
SEI Investments Co.	7,800	376,194
		1,516,726
Chemicals – 0.8%
CF Industries Holdings, Inc.	2,800	125,720
Cytec Industries, Inc.	4,300	317,555
LyondellBasell Industries NV - Class A	1,900	158,384
Platform Specialty Products Corp.*	3,300	41,745
Sherwin-Williams Co.	3,700	824,286
Sigma-Aldrich Corp.	4,700	652,924
		2,120,614
Commercial Banks – 2.8%
Associated Banc-Corp	19,000	341,430
Bank of Hawaii Corp.	10,400	660,296
BankUnited, Inc.	27,600	986,700
BB&T Corp.	6,300	224,280
Citigroup, Inc.	1,800	89,298
Comerica, Inc.	9,200	378,120
Commerce Bancshares, Inc.	10,400	473,824
Cullen/Frost Bankers, Inc.	4,500	286,110
East West Bancorp, Inc.	1,400	53,788

Shares		Value
Common Stocks – (continued)
Commercial Banks – (continued)
Fifth Third Bancorp	4,400	$83,204
First Horizon National Corp.	11,300	160,234
First Niagara Financial Group, Inc.	55,200	563,592
First Republic Bank	9,800	615,146
Huntington Bancshares, Inc.	12,400	131,440
JPMorgan Chase & Co.	6,900	420,693
KeyCorp	12,300	160,023
M&T Bank Corp.	900	109,755
People's United Financial, Inc.	37,100	583,583
Regions Financial Corp.	15,700	141,457
Signature Bank*	1,900	261,364
SVB Financial Group*	1,400	161,756
Synovus Financial Corp.	10,000	296,000
Zions Bancorporation	12,900	355,266
		7,537,359
Commercial Services & Supplies – 0.9%
Cintas Corp.	300	25,725
Covanta Holding Corp.	1,700	29,665
KAR Auction Services, Inc.	1,500	53,250
Republic Services, Inc.	33,900	1,396,680
Rollins, Inc.	11,700	314,379
Stericycle, Inc.*	2,800	390,068
Waste Management, Inc.	4,700	234,107
		2,443,874
Communications Equipment – 1.3%
Arista Networks, Inc.*,#	8,800	538,472
F5 Networks, Inc.*	1,300	150,540
Juniper Networks, Inc.	4,300	110,553
Palo Alto Networks, Inc.*	15,900	2,734,800
		3,534,365
Construction & Engineering – 0.1%
KBR, Inc.	9,700	161,602
Construction Materials – 0.3%
Vulcan Materials Co.	9,300	829,560
Consumer Finance – 0.3%
Capital One Financial Corp.	2,400	174,048
Credit Acceptance Corp.*	500	98,435
SLM Corp.*	43,000	318,200
Synchrony Financial*,#	7,100	222,230
		812,913
Containers & Packaging – 0.3%
Avery Dennison Corp.	3,500	197,995
Bemis Co., Inc.	5,500	217,635
Sealed Air Corp.	5,300	248,464
Silgan Holdings, Inc.	1,000	52,040
		716,134
Distributors – 0.1%
LKQ Corp.*	8,400	238,224
Diversified Consumer Services – 0.5%
Graham Holdings Co. - Class B	100	57,700
Service Corp. International	36,100	978,310
ServiceMaster Global Holdings, Inc.*	9,500	318,725
		1,354,735
Diversified Financial Services – 1.4%
Berkshire Hathaway, Inc. - Class B*	4,300	560,720
CBOE Holdings, Inc.	8,100	543,348
CME Group, Inc.	16,800	1,558,032
Intercontinental Exchange, Inc.	1,700	399,483
Moody's Corp.	1,500	147,300
MSCI, Inc.	3,500	208,110
Nasdaq, Inc.	7,700	410,641
		3,827,634
Diversified Telecommunication Services – 0.1%
AT&T, Inc.	7,976	259,858
Electric Utilities – 3.1%
American Electric Power Co., Inc.	4,800	272,928
Duke Energy Corp.	9,100	654,654
Edison International	12,000	756,840
Entergy Corp.	26,000	1,692,600
Eversource Energy	3,100	156,922
Exelon Corp.	34,000	1,009,800
FirstEnergy Corp.	10,100	316,231
Hawaiian Electric Industries, Inc.	23,100	662,739

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Pepco Holdings, Inc.	58,300	$1,412,026
Southern Co.	21,600	965,520
Xcel Energy, Inc.	11,100	393,051
		8,293,311
Electrical Equipment – 0.1%
Acuity Brands, Inc.	1,600	280,928
Electronic Equipment, Instruments & Components – 0.1%
CDW Corp.	3,800	155,268
Cognex Corp.	1,500	51,555
Zebra Technologies Corp. - Class A*	1,400	107,170
		313,993
Energy Equipment & Services – 0.1%
Baker Hughes, Inc.	2,000	104,080
Nabors Industries, Ltd.	6,400	60,480
Patterson-UTI Energy, Inc.	3,800	49,932
Superior Energy Services, Inc.	4,200	53,046
		267,538
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	8,500	1,228,845
CVS Health Corp.	19,100	1,842,768
Kroger Co.	86,400	3,116,448
Walgreens Boots Alliance, Inc.	2,700	224,370
		6,412,431
Food Products – 4.6%
Bunge, Ltd.	2,800	205,240
Campbell Soup Co.	2,500	126,700
ConAgra Foods, Inc.	53,500	2,167,285
General Mills, Inc.	132,100	7,414,123
Kellogg Co.	6,100	405,955
McCormick & Co., Inc.	1,600	131,488
Mondelez International, Inc. - Class A	3,900	163,293
Pinnacle Foods, Inc.	13,400	561,192
Tyson Foods, Inc. - Class A	7,600	327,560
WhiteWave Foods Co.*	19,200	770,880
		12,273,716
Gas Utilities – 0.1%
UGI Corp.	10,350	360,387
Health Care Equipment & Supplies – 2.6%
Abbott Laboratories	1,900	76,418
Alere, Inc.*	14,400	693,360
Becton Dickinson and Co.	600	79,596
Boston Scientific Corp.*	27,700	454,557
DexCom, Inc.*	9,500	815,670
Edwards Lifesciences Corp.*	14,100	2,004,597
Hill-Rom Holdings, Inc.	7,000	363,930
Hologic, Inc.*	8,400	328,692
ResMed, Inc.	4,600	234,416
Sirona Dental Systems, Inc.*	10,900	1,017,406
Teleflex, Inc.	6,400	794,944
		6,863,586
Health Care Providers & Services – 9.3%
Acadia Healthcare Co., Inc.*	1,500	99,405
Aetna, Inc.	10,890	1,191,475
AmerisourceBergen Corp.	40,300	3,828,097
Anthem, Inc.	29,200	4,088,000
Cardinal Health, Inc.	14,800	1,136,936
Centene Corp.*	34,500	1,870,935
Cigna Corp.	15,200	2,052,304
Community Health Systems, Inc.*	4,700	201,019
DaVita HealthCare Partners, Inc.*	1,600	115,728
HCA Holdings, Inc.*	27,900	2,158,344
Health Net, Inc.*	28,000	1,686,160
Humana, Inc.	11,900	2,130,100
LifePoint Health, Inc.*	1,600	113,440
McKesson Corp.	2,400	444,072
MEDNAX, Inc.*	2,900	222,691
Patterson Cos., Inc.	4,500	194,625
Tenet Healthcare Corp.*	1,400	51,688
UnitedHealth Group, Inc.	20,700	2,401,407
Universal Health Services, Inc. - Class B	4,400	549,164
VCA, Inc.*	6,900	363,285
		24,898,875

Shares		Value
Common Stocks – (continued)
Health Care Technology – 0.2%
Cerner Corp.*	1,300	$77,948
IMS Health Holdings, Inc.*	19,800	576,180
		654,128
Hotels, Restaurants & Leisure – 2.6%
Brinker International, Inc.	2,700	142,209
Chipotle Mexican Grill, Inc.*	400	288,100
Darden Restaurants, Inc.	14,200	973,268
Domino's Pizza, Inc.	7,400	798,534
Dunkin' Brands Group, Inc.	27,100	1,327,900
Marriott International, Inc. - Class A	8,900	606,980
Panera Bread Co. - Class A*	8,400	1,624,644
Six Flags Entertainment Corp.	9,100	416,598
Starbucks Corp.	7,800	443,352
Wendy's Co.	43,600	377,140
		6,998,725
Household Durables – 1.0%
GoPro, Inc. - Class A*,#	6,500	202,930
Leggett & Platt, Inc.	24,900	1,027,125
Mohawk Industries, Inc.*	500	90,895
Newell Rubbermaid, Inc.	14,900	591,679
NVR, Inc.*	300	457,566
Tempur Sealy International, Inc.*	4,900	350,007
Whirlpool Corp.	300	44,178
		2,764,380
Household Products – 1.6%
Church & Dwight Co., Inc.	11,300	948,070
Clorox Co.	5,100	589,203
Kimberly-Clark Corp.	22,200	2,420,688
Procter & Gamble Co.	1,400	100,716
Spectrum Brands Holdings, Inc.	1,300	118,963
		4,177,640
Industrial Conglomerates – 0.1%
Carlisle Cos., Inc.	2,100	183,498
Information Technology Services – 2.0%
Amdocs, Ltd. (U.S. Shares)	15,400	875,952
Broadridge Financial Solutions, Inc.	7,300	404,055
CoreLogic, Inc.*	1,600	59,568
DST Systems, Inc.	11,200	1,177,568
Fiserv, Inc.*	5,100	441,711
Genpact, Ltd.*	6,900	162,909
Global Payments, Inc.	700	80,311
International Business Machines Corp.	3,100	449,407
Jack Henry & Associates, Inc.	800	55,688
Leidos Holdings, Inc.	5,800	239,598
Paychex, Inc.	10,100	481,063
Sabre Corp.	10,500	285,390
Total System Services, Inc.	6,600	299,838
Vantiv, Inc. - Class A*	5,100	229,092
		5,242,150
Insurance – 6.6%
Allied World Assurance Co. Holdings AG	37,300	1,423,741
Allstate Corp.	9,900	576,576
American Financial Group, Inc.	5,400	372,114
American International Group, Inc.	4,400	250,008
AmTrust Financial Services, Inc.#	13,200	831,336
Arch Capital Group, Ltd.*	17,200	1,263,684
Aspen Insurance Holdings, Ltd.	7,300	339,231
Assurant, Inc.	3,600	284,436
Axis Capital Holdings, Ltd.	9,500	510,340
Brown & Brown, Inc.	3,800	117,686
Chubb Corp.	500	61,325
Endurance Specialty Holdings, Ltd.	10,000	610,300
Everest Re Group, Ltd.	10,100	1,750,734
FNF Group	26,600	943,502
Hanover Insurance Group, Inc.	1,100	85,470
HCC Insurance Holdings, Inc.	3,400	263,398
Markel Corp.*	1,400	1,122,604
Old Republic International Corp.	19,400	303,416
PartnerRe, Ltd.	9,500	1,319,360
ProAssurance Corp.	15,700	770,399
Progressive Corp.	5,700	174,648
Reinsurance Group of America, Inc.	700	63,413
RenaissanceRe Holdings, Ltd.	4,800	510,336
StanCorp Financial Group, Inc.	3,900	445,380

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Torchmark Corp.	2,700	$152,280
Travelers Cos., Inc.	1,300	129,389
Unum Group	9,100	291,928
Validus Holdings, Ltd.	25,900	1,167,313
White Mountains Insurance Group, Ltd.	400	298,920
WR Berkley Corp.	17,000	924,290
XL Group PLC	7,700	279,664
		17,637,221
Internet & Catalog Retail – 0.2%
Amazon.com, Inc.*	400	204,756
Netflix, Inc.*	4,200	433,692
		638,448
Internet Software & Services – 1.9%
eBay, Inc.*	4,300	105,092
Facebook, Inc. - Class A*	40,400	3,631,960
IAC/InterActiveCorp	7,800	509,106
LinkedIn Corp. - Class A*	1,800	342,234
Rackspace Hosting, Inc.*	20,400	503,472
VeriSign, Inc.*	400	28,224
		5,120,088
Leisure Products – 0.8%
Hasbro, Inc.	17,100	1,233,594
Vista Outdoor, Inc.*	23,500	1,044,105
		2,277,699
Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. - Class A*	3,300	443,223
Bio-Techne Corp.	2,900	268,134
Bruker Corp.*	7,600	124,868
Charles River Laboratories International, Inc.*	900	57,168
PerkinElmer, Inc.	6,200	284,952
Quintiles Transnational Holdings, Inc.*	6,300	438,291
Waters Corp.*	700	82,747
		1,699,383
Machinery – 0.5%
AGCO Corp.	3,900	181,857
Deere & Co.	4,100	303,400
Snap-on, Inc.	2,300	347,162
Stanley Black & Decker, Inc.	2,500	242,450
WABCO Holdings, Inc.*	2,300	241,109
		1,315,978
Media – 1.2%
AMC Networks, Inc. - Class A*	4,700	343,899
Lions Gate Entertainment Corp. (U.S. Shares)	4,400	161,920
Madison Square Garden Co. - Class A*	7,700	555,478
Starz - Class A*	42,800	1,598,152
Thomson Reuters Corp.	1,300	52,338
Time Warner Cable, Inc.	500	89,685
Walt Disney Co.	3,200	327,040
		3,128,512
Metals & Mining – 0.3%
Newmont Mining Corp.	43,400	697,438
Southern Copper Corp.#	3,400	90,848
		788,286
Multiline Retail – 1.4%
Dollar General Corp.	11,600	840,304
Dollar Tree, Inc.*	17,420	1,161,217
Kohl's Corp.	8,300	384,373
Nordstrom, Inc.	4,000	286,840
Target Corp.	14,600	1,148,436
		3,821,170
Multi-Utilities – 1.2%
CMS Energy Corp.	8,800	310,816
Consolidated Edison, Inc.	7,900	528,115
DTE Energy Co.	3,400	273,258
PG&E Corp.	19,400	1,024,320
Sempra Energy	4,900	473,928
TECO Energy, Inc.	2,200	57,772
WEC Energy Group, Inc.	12,676	661,941
		3,330,150
Oil, Gas & Consumable Fuels – 0.7%
Cabot Oil & Gas Corp.	11,900	260,134
Concho Resources, Inc.*	500	49,150
HollyFrontier Corp.	3,700	180,708

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Tesoro Corp.	11,900	$1,157,156
Valero Energy Corp.	2,800	168,280
		1,815,428
Personal Products – 0.3%
Coty, Inc. - Class A#	25,600	692,736
Estee Lauder Cos., Inc. - Class A	3,000	242,040
		934,776
Pharmaceuticals – 2.6%
AbbVie, Inc.	2,765	150,444
Allergan PLC*	9,022	2,452,270
Eli Lilly & Co.	3,400	284,546
Mallinckrodt PLC*	34,843	2,227,862
Pfizer, Inc.	6,800	213,588
Zoetis, Inc.	38,000	1,564,840
		6,893,550
Professional Services – 0.2%
Equifax, Inc.	2,300	223,514
Towers Watson & Co. - Class A	2,200	258,236
Verisk Analytics, Inc. - Class A*	1,000	73,910
		555,660
Real Estate Investment Trusts (REITs) – 11.3%
Alexandria Real Estate Equities, Inc.	14,700	1,244,649
American Capital Agency Corp.	15,900	297,330
Annaly Capital Management, Inc.	182,000	1,796,340
Apartment Investment & Management Co. - Class A	52,000	1,925,040
AvalonBay Communities, Inc.	14,300	2,499,926
Boston Properties, Inc.	2,000	236,800
Camden Property Trust	8,500	628,150
Care Capital Properties, Inc.	1,425	46,925
Columbia Property Trust, Inc.	9,500	220,400
Crown Castle International Corp.	400	31,548
Digital Realty Trust, Inc.#	48,300	3,154,956
Equinix, Inc.	500	136,700
Equity Lifestyle Properties, Inc.	31,500	1,844,955
Equity Residential	32,500	2,441,400
Essex Property Trust, Inc.	8,200	1,832,044
Extra Space Storage, Inc.	15,600	1,203,696
Federal Realty Investment Trust	4,800	654,960
Gaming and Leisure Properties, Inc.	9,200	273,240
Home Properties, Inc.	1,600	119,600
Kilroy Realty Corp.	900	58,644
Lamar Advertising Co. - Class A	2,300	120,014
Macerich Co.	10,600	814,292
MFA Financial, Inc.	59,800	407,238
Mid-America Apartment Communities, Inc.	1,300	106,431
National Retail Properties, Inc.	3,200	116,064
Omega Healthcare Investors, Inc.	9,800	344,470
Post Properties, Inc.	21,700	1,264,893
Public Storage	500	105,815
Realty Income Corp.	9,700	459,683
Retail Properties of America, Inc. - Class A	37,500	528,375
Simon Property Group, Inc.	900	165,348
Starwood Property Trust, Inc.	15,300	313,956
Taubman Centers, Inc.	2,800	193,424
Two Harbors Investment Corp.	87,300	769,986
UDR, Inc.	32,700	1,127,496
Ventas, Inc.	5,700	319,542
Welltower, Inc.	36,900	2,498,868
		30,303,198
Real Estate Management & Development – 0.2%
Jones Lang LaSalle, Inc.	3,700	531,949
Road & Rail – 0.2%
AMERCO	200	78,694
Landstar System, Inc.	2,300	145,981
Old Dominion Freight Line, Inc.*	3,200	195,200
		419,875
Semiconductor & Semiconductor Equipment – 0.7%
Skyworks Solutions, Inc.	20,900	1,759,989
Software – 1.3%
Activision Blizzard, Inc.	7,700	237,853
CDK Global, Inc.	2,100	100,338
Electronic Arts, Inc.*	7,500	508,125
FactSet Research Systems, Inc.	8,100	1,294,461
FireEye, Inc.*,#	12,900	410,478

Shares		Value
Common Stocks – (continued)
Software – (continued)
Fortinet, Inc.*	3,900	$165,672
Nuance Communications, Inc.*	10,100	165,337
Symantec Corp.	5,800	112,926
Synopsys, Inc.*	2,100	96,978
Tableau Software, Inc. - Class A*	4,000	319,120
VMware, Inc. - Class A*	700	55,153
		3,466,441
Specialty Retail – 7.9%
Aaron's, Inc.	4,100	148,051
Advance Auto Parts, Inc.	1,900	360,107
AutoZone, Inc.*	2,500	1,809,575
Cabela's, Inc.*	1,400	63,840
CST Brands, Inc.	14,400	484,704
DSW, Inc. - Class A	28,700	726,397
Foot Locker, Inc.	24,000	1,727,280
GameStop Corp. - Class A#	5,300	218,413
Home Depot, Inc.	10,700	1,235,743
L Brands, Inc.	36,600	3,298,758
Lowe's Cos., Inc.	22,000	1,516,240
Murphy USA, Inc.*	1,000	54,950
O'Reilly Automotive, Inc.*	10,600	2,650,000
Ross Stores, Inc.	31,000	1,502,570
Sally Beauty Holdings, Inc.*	37,300	885,875
Staples, Inc.	97,900	1,148,367
TJX Cos., Inc.	2,600	185,692
Ulta Salon Cosmetics & Fragrance, Inc.*	17,400	2,842,290
Williams-Sonoma, Inc.	3,900	297,765
		21,156,617
Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	37,300	4,114,190
Textiles, Apparel & Luxury Goods – 2.0%
Carter's, Inc.	10,700	969,848
Hanesbrands, Inc.	60,500	1,750,870
NIKE, Inc. - Class B	2,200	270,534
Skechers U.S.A., Inc. - Class A*	14,000	1,877,120
Under Armour, Inc. - Class A*	2,100	203,238
VF Corp.	2,800	190,988
		5,262,598
Thrifts & Mortgage Finance – 0.3%
New York Community Bancorp, Inc.	52,100	940,926
Tobacco – 4.7%
Altria Group, Inc.	113,900	6,196,160
Reynolds American, Inc.	145,012	6,419,681
		12,615,841
Trading Companies & Distributors – 0%
Watsco, Inc.	900	106,632
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp.	2,000	149,320
Water Utilities – 0.6%
American Water Works Co., Inc.	31,400	1,729,512
Wireless Telecommunication Services – 0.7%
SBA Communications Corp. - Class A*	13,300	1,393,042
T-Mobile US, Inc.*	10,500	418,005
		1,811,047
Total Common Stocks (cost $250,856,692)		264,822,665
Investment Companies – 3.4%
Investments Purchased with Cash Collateral from Securities Lending – 2.2%
Janus Cash Collateral Fund LLC, 0.1615%ºº,£	5,809,155	5,809,155
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£	3,193,331	3,193,331
Total Investment Companies (cost $9,002,486)		9,002,486
Total Investments (total cost $259,859,178) – 102.2%		273,825,151
Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(5,832,987)
Net Assets – 100%		$267,992,164

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$273,681,965	100.0%

Peru	90,848	0.0
Canada	52,338	0.0

Total	$273,825,151	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

#	Loaned security; a portion of the security is on loan at September 30, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Collateral Fund LLC	830,812	23,818,739	(18,840,396)	5,809,155	$ 3,568(1)	$ 5,809,155
Janus Cash Liquidity Fund LLC	1,683,797	27,155,008	(25,645,474)	3,193,331	1,388	3,193,331
Total					$ 4,956	$ 9,002,486

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 264,822,665	$ -	$ -
Investment Companies	-	9,002,486	-
Total Assets	$ 264,822,665	$ 9,002,486	$ -

Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 260,025,418	$25,473,332	$(11,673,599)	$ 13,799,733

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts			Value
Foreign Government Bonds – 3.2%
Australia Government Bond, 2.7500%, 4/21/24†	$695,000	AUD	$494,948
Bundesrepublik Deutschland, 0.5000%, 2/15/25†	152,000	EUR	169,357
Canadian Government Bond, 3.5000%, 12/1/45†	196,000	CAD	188,244
France Government Bond, 0.5000%, 5/25/25†	208,000	EUR	223,862
Spain Government Bond, 5.9000%, 7/30/26 (144A)†	246,000	EUR	377,684
United Kingdom Gilt, 5.0000%, 3/7/25†	154,000	GBP	301,219
Total Foreign Government Bonds (cost $1,774,783)			1,755,314
U.S. Treasury Notes/Bonds – 0.6%
3.1250%, 8/15/44 (cost $301,446)	303,000		317,124
Common Stocks – 26.8%
Aerospace & Defense – 0.4%
Airbus Group SE	96		5,702
BAE Systems PLC	1,426		9,680
Boeing Co.	113		14,797
Cobham PLC	2,514		10,885
Finmeccanica SpA*	466		5,848
General Dynamics Corp.†	104		14,347
Honeywell International, Inc.†	169		16,003
L-3 Communications Holdings, Inc.†	126		13,170
Lockheed Martin Corp.†	92		19,073
Meggitt PLC	1,428		10,309
Northrop Grumman Corp.	85		14,106
Precision Castparts Corp.	66		15,161
Raytheon Co.†	155		16,935
Rockwell Collins, Inc.†	163		13,340
Rolls-Royce Holdings PLC*	728		7,474
Safran SA	102		7,696
Textron, Inc.	250		9,410
Thales SA	107		7,454
United Technologies Corp.†	161		14,327
			225,717
Air Freight & Logistics – 0.2%
Bollore SA	1,126		5,490
CH Robinson Worldwide, Inc.	182		12,336
Deutsche Post AG	275		7,610
Expeditors International of Washington, Inc.	302		14,209
FedEx Corp.†	92		13,246
United Parcel Service, Inc. - Class B†	194		19,146
Yamato Holdings Co., Ltd.	700		13,424
			85,461
Airlines – 0.1%
American Airlines Group, Inc.	188		7,300
ANA Holdings, Inc.	5,000		14,062
Delta Air Lines, Inc.	208		9,333
International Consolidated Airlines Group SA*	587		5,246
Japan Airlines Co., Ltd.	400		14,123
Southwest Airlines Co.	264		10,043
			60,107
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	200		6,728
Autoliv, Inc.	98		10,683
BorgWarner, Inc.	174		7,237
Bridgestone Corp.	400		13,908
Cie Generale des Etablissements Michelin	92		8,394
Continental AG	34		7,222
Delphi Automotive PLC†	213		16,197
Denso Corp.	300		12,720
GKN PLC	2,416		9,827
Goodyear Tire & Rubber Co.	261		7,655
Johnson Controls, Inc.	207		8,562
Magna International, Inc.	173		8,299
Sumitomo Electric Industries, Ltd.	700		8,994
			126,426
Automobiles – 0.3%
Bayerische Motoren Werke AG	86		7,609
Daimler AG	72		5,219
Fiat Chrysler Automobiles NV*	355		4,627
Ford Motor Co.	680		9,228
Fuji Heavy Industries, Ltd.	300		10,857
General Motors Co.	281		8,436

Shares or Principal Amounts		Value
Common Stocks – (continued)
Automobiles – (continued)
Harley-Davidson, Inc.	173	$9,498
Honda Motor Co., Ltd.	400	11,929
Mazda Motor Corp.	600	9,527
Mitsubishi Motors Corp.	1,700	13,028
Nissan Motor Co., Ltd.	1,200	11,055
Peugeot SA*	316	4,774
Renault SA	79	5,675
Suzuki Motor Corp.	300	9,271
Toyota Motor Corp.	200	11,764
Volkswagen AG	42	4,933
		137,430
Beverages – 0.8%
Anheuser-Busch InBev NV	130	13,807
Asahi Group Holdings, Ltd.	1,300	42,312
Brown-Forman Corp. - Class B†	309	29,942
Carlsberg A/S - Class B	133	10,237
Coca-Cola Co.†	1,020	40,922
Coca-Cola Enterprises, Inc.†	504	24,368
Constellation Brands, Inc. - Class A†	270	33,807
Diageo PLC	542	14,583
Dr Pepper Snapple Group, Inc.†	366	28,932
Heineken Holding NV	278	19,821
Heineken NV	246	19,909
Kirin Holdings Co., Ltd.	2,500	32,935
Molson Coors Brewing Co. - Class B†	273	22,664
Monster Beverage Corp.*,†	118	15,947
PepsiCo, Inc.†	436	41,115
Pernod Ricard SA	158	15,953
SABMiller PLC	264	14,957
		422,211
Biotechnology – 0.3%
Actelion, Ltd.*	131	16,669
Alexion Pharmaceuticals, Inc.*	52	8,132
Amgen, Inc.	93	12,864
Baxalta, Inc.	417	13,140
Biogen, Inc.*	34	9,922
Celgene Corp.*	97	10,492
CSL, Ltd.	411	25,890
Gilead Sciences, Inc.†	114	11,194
Grifols SA	523	21,631
Regeneron Pharmaceuticals, Inc.*	21	9,768
Vertex Pharmaceuticals, Inc.*	72	7,498
		147,200
Building Products – 0.1%
Allegion PLC	216	12,455
Assa Abloy AB - Class B	419	7,528
Cie de St-Gobain	167	7,254
Daikin Industries, Ltd.	200	11,247
Geberit AG	30	9,188
Masco Corp.	442	11,130
		58,802
Capital Markets – 0.4%
3i Group PLC	819	5,792
Aberdeen Asset Management PLC	1,039	4,672
Affiliated Managers Group, Inc.*	51	8,720
Ameriprise Financial, Inc.	89	9,713
Bank of New York Mellon Corp.	322	12,606
BlackRock, Inc.	36	10,709
Charles Schwab Corp.	311	8,882
CI Financial Corp.	394	8,947
Credit Suisse Group AG*	215	5,174
Deutsche Bank AG	156	4,194
E*TRADE Financial Corp.*	267	7,030
Franklin Resources, Inc.	244	9,091
Goldman Sachs Group, Inc.	59	10,252
ICAP PLC	890	6,169
IGM Financial, Inc.	280	7,105
Invesco, Ltd.	307	9,588
Julius Baer Group, Ltd.*	114	5,188
Legg Mason, Inc.	203	8,447
Macquarie Group, Ltd.	187	10,163
Morgan Stanley	281	8,852
Nomura Holdings, Inc.	1,300	7,544
Northern Trust Corp.†	175	11,928

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
Partners Group Holding AG	21	$7,137
State Street Corp.	154	10,350
T Rowe Price Group, Inc.†	171	11,885
UBS Group AG	306	5,672
		215,810
Chemicals – 1.1%
Agrium, Inc.	152	13,625
Air Liquide SA	131	15,522
Air Products & Chemicals, Inc.†	108	13,779
Airgas, Inc.†	170	15,186
Akzo Nobel NV	219	14,236
BASF SE	173	13,200
CF Industries Holdings, Inc.	182	8,172
Croda International PLC	320	13,141
Dow Chemical Co.†	273	11,575
Eastman Chemical Co.	183	11,844
Ecolab, Inc.†	174	19,091
EI du Pont de Nemours & Co.†	272	13,110
FMC Corp.	283	9,597
Givaudan SA*	13	21,189
Incitec Pivot, Ltd.	6,435	17,662
International Flavors & Fragrances, Inc.†	155	16,005
Johnson Matthey PLC	368	13,667
Koninklijke DSM NV	380	17,545
Kuraray Co., Ltd.	2,100	26,232
LANXESS AG	202	9,437
Linde AG	91	14,739
LyondellBasell Industries NV - Class A	128	10,670
Mitsubishi Chemical Holdings Corp.	2,400	12,590
Monsanto Co.†	145	12,374
Mosaic Co.†	370	11,511
Nippon Paint Holdings Co., Ltd.	400	7,004
Nitto Denko Corp.	200	12,014
Novozymes A/S - Class B	306	13,365
Orica, Ltd.	1,215	12,866
Potash Corp. of Saskatchewan, Inc.	536	11,019
PPG Industries, Inc.†	171	14,995
Praxair, Inc.†	178	18,131
Sherwin-Williams Co.†	70	15,595
Shin-Etsu Chemical Co., Ltd.	400	20,562
Sigma-Aldrich Corp.†	615	85,436
Solvay SA	112	11,446
Syngenta AG	27	8,675
Umicore SA	325	12,523
Yara International ASA	275	10,993
		610,323
Commercial Banks – 1.0%
Australia & New Zealand Banking Group, Ltd.	555	10,629
Banca Monte dei Paschi di Siena SpA*	2,045	3,654
Banco Bilbao Vizcaya Argentaria SA	740	6,276
Banco Comercial Portugues SA - Class R*	40,159	1,955
Banco de Sabadell SA	2,233	4,101
Banco Popolare SC*	308	4,556
Banco Popular Espanol SA	1,135	4,139
Banco Santander SA	1,023	5,447
Bank of America Corp.	645	10,049
Bank of East Asia, Ltd.	2,200	7,422
Bank of Montreal	182	9,927
Bank of Nova Scotia	201	8,862
Bankia SA	4,950	6,414
Bankinter SA	708	5,207
Barclays PLC	1,446	5,345
BB&T Corp.	338	12,033
Bendigo & Adelaide Bank, Ltd.	1,371	9,568
BNP Paribas SA	99	5,829
BOC Hong Kong Holdings, Ltd.	2,000	5,916
CaixaBank SA	1,723	6,641
Canadian Imperial Bank of Commerce	146	10,491
Citigroup, Inc.	206	10,220
Comerica, Inc.	228	9,371
Commerzbank AG*	503	5,294
Commonwealth Bank of Australia	209	10,751
Credit Agricole SA	350	4,016
Danske Bank A/S	259	7,835

Shares or Principal Amounts		Value
Common Stocks – (continued)
Commercial Banks – (continued)
DNB ASA	435	$5,671
Erste Group Bank AG*	178	5,174
Fifth Third Bancorp†	579	10,949
Hang Seng Bank, Ltd.	600	10,830
HSBC Holdings PLC	940	7,110
Huntington Bancshares, Inc.	980	10,388
ING Groep NV	410	5,820
Intesa Sanpaolo SpA (RSP)	1,714	5,521
Intesa Sanpaolo SpA	1,653	5,837
JPMorgan Chase & Co.	190	11,584
KBC Groep NV	97	6,116
KeyCorp	838	10,902
Lloyds Banking Group PLC	6,124	6,980
M&T Bank Corp.	107	13,049
Mitsubishi UFJ Financial Group, Inc.	1,300	7,858
Mizuho Financial Group, Inc.	4,500	8,454
National Australia Bank, Ltd.	534	11,329
National Bank of Canada	272	8,684
Nordea Bank AB	588	6,569
Oversea-Chinese Banking Corp., Ltd.	2,800	17,340
People's United Financial, Inc.†	1,074	16,894
PNC Financial Services Group, Inc.†	151	13,469
Regions Financial Corp.†	1,010	9,100
Resona Holdings, Inc.	1,900	9,709
Royal Bank of Canada	167	9,236
Royal Bank of Scotland Group PLC*	1,156	5,523
Seven Bank, Ltd.	2,000	8,700
Skandinaviska Enskilda Banken AB - Class A	612	6,543
Societe Generale SA	113	5,054
Standard Chartered PLC	395	3,839
Sumitomo Mitsui Financial Group, Inc.	200	7,614
Sumitomo Mitsui Trust Holdings, Inc.	2,000	7,378
SunTrust Banks, Inc.	275	10,516
Svenska Handelsbanken AB - Class A	523	7,516
Swedbank AB - Class A	356	7,876
Toronto-Dominion Bank	260	10,250
U.S. Bancorp	334	13,697
UniCredit SpA	955	5,951
Unione di Banche Italiane SCpA	605	4,292
Wells Fargo & Co.	259	13,300
Westpac Banking Corp.	550	11,559
Zions Bancorporation	322	8,868
		564,997
Commercial Services & Supplies – 0.3%
ADT Corp.	327	9,777
Aggreko PLC	386	5,566
Babcock International Group PLC	454	6,279
Brambles, Ltd.	1,560	10,693
Cintas Corp.†	214	18,351
Edenred	280	4,580
G4S PLC	2,619	9,158
Pitney Bowes, Inc.	544	10,798
Republic Services, Inc.†	419	17,263
Societe BIC SA	43	6,684
Stericycle, Inc.*,†	131	18,250
Tyco International PLC	370	12,380
Waste Management, Inc.†	386	19,227
		149,006
Communications Equipment – 0.3%
Alcatel-Lucent*	3,665	13,492
Cisco Systems, Inc.†	647	16,984
F5 Networks, Inc.*	109	12,622
Harris Corp.†	206	15,069
Juniper Networks, Inc.	453	11,647
Motorola Solutions, Inc.†	294	20,104
Nokia Oyj	1,332	9,125
QUALCOMM, Inc.†	290	15,582
Telefonaktiebolaget LM Ericsson - Class B	2,284	22,505
		137,130
Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	200	5,751
Bouygues SA	165	5,872
Ferrovial SA	423	10,098
Fluor Corp.	245	10,376

Shares or Principal Amounts		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
Jacobs Engineering Group, Inc.*	297	$11,117
Quanta Services, Inc.*	372	9,006
Skanska AB - Class B	414	8,133
SNC-Lavalin Group, Inc.	257	7,315
Vinci SA	137	8,711
		76,379
Construction Materials – 0.2%
Fletcher Building, Ltd.	4,853	21,144
HeidelbergCement AG	182	12,461
James Hardie Industries PLC (CDI)	880	10,618
LaFargeHolcim, Ltd.	205	10,773
Martin Marietta Materials, Inc.	81	12,308
Vulcan Materials Co.†	156	13,915
		81,219
Consumer Finance – 0.1%
American Express Co.†	161	11,935
Capital One Financial Corp.	155	11,241
Discover Financial Services	200	10,398
Navient Corp.	585	6,575
		40,149
Containers & Packaging – 0.2%
Amcor, Ltd.	1,942	18,036
Avery Dennison Corp.†	257	14,538
Ball Corp.†	210	13,062
Owens-Illinois, Inc.*	625	12,950
Rexam PLC	3,310	26,235
Sealed Air Corp.	268	12,564
WestRock Co.†	73	3,755
		101,140
Distributors – 0%
Genuine Parts Co.	152	12,599
Diversified Consumer Services – 0%
H&R Block, Inc.	224	8,109
Diversified Financial Services – 0.3%
ASX, Ltd.	411	10,959
Berkshire Hathaway, Inc. - Class B*,†	119	15,518
CME Group, Inc.	114	10,572
Deutsche Boerse AG	73	6,284
Groupe Bruxelles Lambert SA	114	8,610
Hong Kong Exchanges & Clearing, Ltd.	200	4,602
Intercontinental Exchange, Inc.†	46	10,810
Investment AB Kinnevik - Class B	188	5,384
Investor AB - Class B	195	6,714
Japan Exchange Group, Inc.	600	8,803
Leucadia National Corp.†	481	9,745
London Stock Exchange Group PLC	229	8,403
McGraw Hill Financial, Inc.	111	9,602
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,900	8,393
Moody's Corp.	102	10,016
Nasdaq, Inc.	231	12,319
Onex Corp.	178	10,276
ORIX Corp.	700	9,056
		166,066
Diversified Telecommunication Services – 1.7%
AT&T, Inc.†	2,868	93,439
BCE, Inc.	917	37,538
BT Group PLC	4,073	25,913
CenturyLink, Inc.†	1,842	46,271
Deutsche Telekom AG	1,561	27,709
Elisa Oyj	851	28,804
Frontier Communications Corp.†	8,146	38,693
Iliad SA	71	14,373
Inmarsat PLC	2,100	31,253
Koninklijke KPN NV	3,896	14,602
Level 3 Communications, Inc.*,†	841	36,743
Nippon Telegraph & Telephone Corp.	1,300	45,661
Orange SA	1,201	18,161
Proximus	714	24,605
Singapore Telecommunications, Ltd.	20,500	52,015
Spark New Zealand, Ltd.	27,043	51,530
Swisscom AG	61	30,504
Telecom Italia SpA (RSP)	16,825	17,265
Telecom Italia SpA*	15,678	19,275
Telefonica SA	1,854	22,469

Shares or Principal Amounts		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Telenor ASA	1,244	$23,279
TeliaSonera AB	5,451	29,408
Telstra Corp., Ltd.	15,946	62,933
TELUS Corp.	1,127	35,517
Verizon Communications, Inc.†	2,249	97,854
		925,814
Electric Utilities – 0.9%
American Electric Power Co., Inc.†	295	16,774
Chubu Electric Power Co., Inc.	900	13,310
Chugoku Electric Power Co., Inc.	1,100	15,192
CLP Holdings, Ltd.	3,000	25,585
Duke Energy Corp.†	218	15,683
Edison International	235	14,821
EDP - Energias de Portugal SA	3,934	14,419
Electricite de France SA	785	13,865
Endesa SA	976	20,563
Enel SpA	3,306	14,781
Entergy Corp.	204	13,280
Eversource Energy	316	15,996
Exelon Corp.	420	12,474
FirstEnergy Corp.	433	13,557
Fortis, Inc.	673	19,252
Fortum Oyj	855	12,671
Iberdrola SA	1,236	8,223
Kansai Electric Power Co., Inc.*	1,000	11,196
Kyushu Electric Power Co., Inc.*	1,000	10,909
NextEra Energy, Inc.†	158	15,413
Pepco Holdings, Inc.†	632	15,307
Pinnacle West Capital Corp.†	239	15,329
PPL Corp.†	533	17,530
Red Electrica Corp. SA	212	17,609
Southern Co.†	419	18,729
SSE PLC	959	21,745
Terna Rete Elettrica Nazionale SpA	4,278	20,825
Tohoku Electric Power Co., Inc.	1,100	14,978
Tokyo Electric Power Co., Inc.*	1,600	10,738
Xcel Energy, Inc.†	479	16,961
		467,715
Electrical Equipment – 0.2%
ABB, Ltd.*	409	7,245
Alstom SA*	113	3,493
AMETEK, Inc.	274	14,336
Eaton Corp. PLC	208	10,670
Emerson Electric Co.	279	12,323
Legrand SA	118	6,273
Mitsubishi Electric Corp.	2,000	18,366
Nidec Corp.	200	13,781
OSRAM Licht AG	83	4,288
Rockwell Automation, Inc.	93	9,437
Schneider Electric SE	107	6,000
Vestas Wind Systems A/S	92	4,795
		111,007
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. - Class A†	375	19,110
Corning, Inc.	726	12,429
FLIR Systems, Inc.	507	14,191
Hexagon AB - Class B	500	15,307
Hitachi, Ltd.	4,000	20,219
Kyocera Corp.	400	18,357
Murata Manufacturing Co., Ltd.	100	12,988
Omron Corp.	600	18,138
TE Connectivity, Ltd. (U.S. Shares)	723	43,300
Yokogawa Electric Corp.	1,600	16,771
		190,810
Energy Equipment & Services – 0.4%
Amec Foster Wheeler PLC	938	10,191
Baker Hughes, Inc.	203	10,564
Cameron International Corp.*,†	267	16,372
Core Laboratories NV	88	8,782
Diamond Offshore Drilling, Inc.	454	7,854
Ensco PLC - Class A†	1,014	14,277
FMC Technologies, Inc.*	445	13,795
Halliburton Co.†	367	12,973
Helmerich & Payne, Inc.	218	10,303

Shares or Principal Amounts		Value
Common Stocks – (continued)
Energy Equipment & Services – (continued)
National Oilwell Varco, Inc.	314	$11,822
Petrofac, Ltd.	850	9,906
Saipem SpA*	885	7,106
Schlumberger, Ltd. (U.S. Shares)†	253	17,449
Technip SA	234	11,055
Tenaris SA	1,071	12,886
Transocean, Ltd.	541	7,001
Transocean, Ltd. (U.S. Shares)	562	7,261
Weatherford International PLC*	680	5,766
		195,363
Food & Staples Retailing – 0.9%
Aeon Co., Ltd.	2,500	38,923
Alimentation Couche-Tard, Inc. - Class B	378	17,386
Carrefour SA	490	14,520
Casino Guichard Perrachon SA	218	11,609
Colruyt SA	446	21,466
Costco Wholesale Corp.†	227	32,817
CVS Health Corp.†	282	27,207
Distribuidora Internacional de Alimentacion SA*	1,757	10,619
George Weston, Ltd.	257	20,794
J Sainsbury PLC	3,991	15,793
Koninklijke Ahold NV	764	14,910
Kroger Co.†	678	24,455
Loblaw Cos., Ltd.	388	19,980
Metro, Inc.	736	20,056
Seven & I Holdings Co., Ltd.	900	41,241
Sysco Corp.†	861	33,553
Tesco PLC	5,680	15,780
Walgreens Boots Alliance, Inc.†	272	22,603
Wal-Mart Stores, Inc.†	464	30,086
Wesfarmers, Ltd.	1,428	39,482
Whole Foods Market, Inc.†	453	14,337
Woolworths, Ltd.	1,716	29,998
		517,615
Food Products – 0.9%
Archer-Daniels-Midland Co.†	522	21,637
Aryzta AG*	288	12,226
Associated British Foods PLC	330	16,722
Campbell Soup Co.†	613	31,067
ConAgra Foods, Inc.†	599	24,265
Danone SA	279	17,644
General Mills, Inc.†	568	31,882
Hershey Co.†	345	31,699
Hormel Foods Corp.†	468	29,629
JM Smucker Co.†	262	29,892
Kellogg Co.†	518	34,473
Keurig Green Mountain, Inc.	183	9,542
Kraft Heinz Co.†	357	25,197
McCormick & Co., Inc.†	454	37,310
Mead Johnson Nutrition Co.†	231	16,262
Mondelez International, Inc. - Class A†	659	27,592
Nestle SA	355	26,742
Orkla ASA	2,541	18,882
Saputo, Inc.	775	17,018
Tate & Lyle PLC	2,169	19,367
Tyson Foods, Inc. - Class A†	502	21,636
		500,684
Gas Utilities – 0.2%
AGL Resources, Inc.†	298	18,190
APA Group	2,222	13,372
Enagas SA	636	18,227
Gas Natural SDG SA	701	13,668
Hong Kong & China Gas Co., Ltd.	11,000	20,651
Snam SpA	3,478	17,897
		102,005
Health Care Equipment & Supplies – 0.8%
Abbott Laboratories†	380	15,284
Baxter International, Inc.†	463	15,210
Becton Dickinson and Co.†	156	20,695
Boston Scientific Corp.*	797	13,079
Cochlear, Ltd.	349	20,475
Coloplast A/S - Class B	314	22,279
CR Bard, Inc.†	95	17,699
DENTSPLY International, Inc.†	348	17,598

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Edwards Lifesciences Corp.*	81	$11,516
Essilor International SA	176	21,496
Hoya Corp.	500	16,432
Intuitive Surgical, Inc.*,†	31	14,247
Medtronic PLC†	660	44,180
Olympus Corp.	700	21,801
Smith & Nephew PLC	1,312	22,940
Sonova Holding AG	234	30,185
St Jude Medical, Inc.†	235	14,826
Stryker Corp.†	191	17,973
Sysmex Corp.	400	21,154
Varian Medical Systems, Inc.*,†	167	12,321
William Demant Holding A/S*	312	25,979
Zimmer Biomet Holdings, Inc.	143	13,432
		430,801
Health Care Providers & Services – 0.6%
Aetna, Inc.	117	12,801
AmerisourceBergen Corp.†	157	14,913
Anthem, Inc.	97	13,580
Cardinal Health, Inc.†	211	16,209
Cigna Corp.	90	12,152
DaVita HealthCare Partners, Inc.*,†	302	21,844
Express Scripts Holding Co.*	154	12,468
Fresenius Medical Care AG & Co. KGaA	276	21,520
Fresenius SE & Co. KGaA	364	24,412
HCA Holdings, Inc.*,†	175	13,538
Henry Schein, Inc.*,†	137	18,183
Humana, Inc.†	90	16,110
Laboratory Corp. of America Holdings*,†	143	15,511
McKesson Corp.†	83	15,357
Patterson Cos., Inc.†	422	18,252
Quest Diagnostics, Inc.	200	12,294
Ramsay Health Care, Ltd.	544	22,387
Sonic Healthcare, Ltd.	1,425	18,289
Tenet Healthcare Corp.*	187	6,904
UnitedHealth Group, Inc.†	142	16,473
Universal Health Services, Inc. - Class B	101	12,606
		335,803
Health Care Technology – 0%
Cerner Corp.*,†	196	11,752
Hotels, Restaurants & Leisure – 0.3%
Accor SA	165	7,723
Carnival Corp. (U.S. Shares)	212	10,536
Chipotle Mexican Grill, Inc.*	15	10,804
Compass Group PLC	782	12,483
Crown Resorts, Ltd.	1,040	7,245
Darden Restaurants, Inc.	136	9,321
Galaxy Entertainment Group, Ltd.	1,000	2,568
InterContinental Hotels Group PLC	192	6,639
Marriott International, Inc. - Class A	137	9,343
McDonald's Corp.	128	12,612
Oriental Land Co., Ltd.	200	11,233
Restaurant Brands International, Inc.	222	7,993
Royal Caribbean Cruises, Ltd. (U.S. Shares)	93	8,285
Sands China, Ltd.	1,600	4,867
Sodexo SA	125	10,367
Starbucks Corp.	177	10,061
Starwood Hotels & Resorts Worldwide, Inc.	92	6,116
Tatts Group, Ltd.	3,299	8,732
Whitbread PLC	157	11,103
Wyndham Worldwide Corp.	127	9,131
Wynn Resorts, Ltd.	53	2,815
Yum! Brands, Inc.	111	8,874
		188,851
Household Durables – 0.3%
Casio Computer Co., Ltd.	500	9,123
DR Horton, Inc.	272	7,986
Electrolux AB - Series B	283	8,009
Garmin, Ltd.	384	13,778
Harman International Industries, Inc.	50	4,800
Iida Group Holdings Co., Ltd.	400	6,266
Leggett & Platt, Inc.†	212	8,745
Lennar Corp. - Class A	180	8,663
Mohawk Industries, Inc.*	46	8,362

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Durables – (continued)
Newell Rubbermaid, Inc.	290	$11,516
Nikon Corp.	800	9,684
Panasonic Corp.	900	9,138
PulteGroup, Inc.	413	7,793
Sekisui House, Ltd.	800	12,571
Sony Corp.	300	7,336
Whirlpool Corp.	54	7,952
		141,722
Household Products – 0.4%
Clorox Co.†	337	38,934
Colgate-Palmolive Co.†	550	34,903
Henkel AG & Co. KGaA	148	13,067
Kimberly-Clark Corp.†	299	32,603
Procter & Gamble Co.†	483	34,747
Reckitt Benckiser Group PLC	217	19,694
Svenska Cellulosa AB SCA - Class B	700	19,621
Unicharm Corp.	1,200	21,296
		214,865
Independent Power and Renewable Electricity Producers – 0%
AES Corp.	838	8,204
NRG Energy, Inc.	358	5,316
		13,520
Industrial Conglomerates – 0.2%
3M Co.†	109	15,453
CK Hutchison Holdings, Ltd.	1,000	13,023
Danaher Corp.†	190	16,190
General Electric Co.†	718	18,108
Koninklijke Philips NV	196	4,621
Roper Industries, Inc.	90	14,103
Siemens AG	87	7,772
Smiths Group PLC	559	8,516
Toshiba Corp.	3,000	7,577
		105,363
Information Technology Services – 0.8%
Accenture PLC - Class A (U.S. Shares)†	560	55,026
Alliance Data Systems Corp.*,†	61	15,798
Amadeus IT Holding SA - Class A	436	18,641
Atos SE	240	18,430
Automatic Data Processing, Inc.†	298	23,947
Cap Gemini SA	168	14,969
CGI Group, Inc. - Class A*	495	17,937
Cognizant Technology Solutions Corp. - Class A*	240	15,026
Computer Sciences Corp.†	226	13,872
Computershare, Ltd.	2,416	18,010
Fidelity National Information Services, Inc.†	327	21,935
Fiserv, Inc.*,†	236	20,440
International Business Machines Corp.†	150	21,745
MasterCard, Inc. - Class A†	208	18,745
Paychex, Inc.†	545	25,958
PayPal Holdings, Inc.*	314	9,747
Teradata Corp.*	350	10,136
Total System Services, Inc.†	500	22,715
Visa, Inc. - Class A†	262	18,251
Western Union Co.†	936	17,185
Xerox Corp.	1,352	13,155
		411,668
Insurance – 1.0%
ACE, Ltd. (U.S. Shares)†	209	21,611
Admiral Group PLC	350	7,967
Aegon NV	1,067	6,144
Aflac, Inc.	218	12,672
Ageas	227	9,317
AIA Group, Ltd.	1,400	7,289
Allianz SE	47	7,366
Allstate Corp.	200	11,648
American International Group, Inc.	178	10,114
AMP, Ltd.	1,599	6,262
Aon PLC†	199	17,633
Assicurazioni Generali SpA	322	5,905
Assurant, Inc.	156	12,326
Aviva PLC	873	5,983
AXA SA	259	6,287
Baloise Holding AG	78	8,964
Chubb Corp.†	110	13,492

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Cincinnati Financial Corp.	262	$14,096
Dai-ichi Life Insurance Co., Ltd.	300	4,798
Fairfax Financial Holdings Ltd.	14	6,377
Genworth Financial, Inc. - Class A*	708	3,271
Great-West Lifeco, Inc.	353	8,458
Hannover Rueck SE	78	7,974
Hartford Financial Services Group, Inc.	195	8,927
Insurance Australia Group, Ltd.	2,562	8,762
Intact Financial Corp.	152	10,676
Legal & General Group PLC	2,220	8,015
Lincoln National Corp.	173	8,211
Loews Corp.	337	12,179
Manulife Financial Corp.	453	7,007
Marsh & McLennan Cos., Inc.	237	12,376
MetLife, Inc.	192	9,053
MS&AD Insurance Group Holdings, Inc.	300	8,070
Muenchener Rueckversicherungs AG	54	10,059
Old Mutual PLC	2,321	6,659
Power Corp. of Canada	340	7,051
Power Financial Corp.	356	8,164
Principal Financial Group, Inc.	192	9,089
Progressive Corp.†	448	13,727
Prudential Financial, Inc.	117	8,917
Prudential PLC	299	6,320
QBE Insurance Group, Ltd.	810	7,352
RSA Insurance Group PLC	808	4,932
Sampo Oyj - Class A	174	8,438
SCOR SE	206	7,398
Sompo Japan Nipponkoa Holdings, Inc.	200	5,832
Standard Life PLC	1,216	7,155
Sun Life Financial, Inc.	259	8,354
Suncorp Group, Ltd.	1,060	9,131
Swiss Life Holding AG*	39	8,722
Swiss Re AG	109	9,372
T&D Holdings, Inc.	500	5,923
Tokio Marine Holdings, Inc.	200	7,486
Torchmark Corp.†	219	12,352
Travelers Cos., Inc.	146	14,531
Unum Group	296	9,496
Willis Group Holdings PLC	173	7,088
XL Group PLC†	562	20,412
Zurich Insurance Group AG*	32	7,875
		541,065
Internet & Catalog Retail – 0.1%
Amazon.com, Inc.*	12	6,143
Expedia, Inc.	54	6,355
Netflix, Inc.*	66	6,815
Priceline Group, Inc.*	7	8,658
Rakuten, Inc.	500	6,413
TripAdvisor, Inc.*	80	5,042
		39,426
Internet Software & Services – 0.2%
Akamai Technologies, Inc.*	202	13,950
eBay, Inc.*,†	618	15,104
Facebook, Inc. - Class A*	125	11,238
Google, Inc. - Class A*,†	29	18,513
Google, Inc. - Class C†	31	18,861
VeriSign, Inc.*,†	267	18,840
Yahoo! Japan Corp.	4,100	15,656
Yahoo!, Inc.*	390	11,275
		123,437
Leisure Products – 0%
Hasbro, Inc.	146	10,532
Mattel, Inc.	425	8,951
		19,483
Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.†	337	11,569
PerkinElmer, Inc.†	315	14,477
QIAGEN NV*	756	19,498
Thermo Fisher Scientific, Inc.†	138	16,875
Waters Corp.*	115	13,594
		76,013
Machinery – 0.6%
Alfa Laval AB	466	7,634

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
ANDRITZ AG	138	$6,226
Atlas Copco AB - Class A	267	6,439
Atlas Copco AB - Class B	217	4,867
Caterpillar, Inc.	172	11,242
CNH Industrial NV	693	4,523
Cummins, Inc.	109	11,835
Deere & Co.†	159	11,766
Dover Corp.†	201	11,493
FANUC Corp.	100	15,419
Flowserve Corp.	232	9,544
GEA Group AG	174	6,612
Illinois Tool Works, Inc.†	196	16,133
IMI PLC	512	7,360
Ingersoll-Rand PLC	207	10,509
Joy Global, Inc.	292	4,360
JTEKT Corp.	600	8,420
Komatsu, Ltd.	700	10,304
Kone Oyj - Class B	212	8,077
MAN SE	217	22,068
Metso Oyj	290	6,039
Mitsubishi Heavy Industries, Ltd.	3,000	13,446
PACCAR, Inc.	214	11,164
Parker Hannifin Corp.	111	10,800
Pentair PLC†	334	17,047
Sandvik AB	632	5,393
Schindler Holding AG (PC)	60	8,641
SKF AB - Class B	422	7,777
Snap-on, Inc.†	95	14,339
Stanley Black & Decker, Inc.†	145	14,062
Volvo AB - Class B	597	5,733
Wartsila Oyj Abp	186	7,391
Weir Group PLC	272	4,824
Xylem, Inc.†	331	10,873
		332,360
Marine – 0%
AP Moeller - Maersk A/S - Class A	5	7,537
Kuehne + Nagel International AG	85	10,942
		18,479
Media – 0.6%
Altice NV - Class A*	99	2,071
Altice NV - Class B*	33	736
Cablevision Systems Corp. - Class A	172	5,585
CBS Corp. - Class B	156	6,224
Comcast Corp. - Class A	192	10,921
Dentsu, Inc.	100	5,127
Discovery Communications, Inc. - Class A*	242	6,299
Discovery Communications, Inc. - Class C*	256	6,218
Eutelsat Communications SA	416	12,765
Hakuhodo DY Holdings, Inc.	1,000	9,537
Interpublic Group of Cos., Inc.	504	9,642
ITV PLC	2,020	7,536
Kabel Deutschland Holding AG	105	13,663
Lagardere SCA	331	9,174
Liberty Global PLC - Class A*	155	6,656
Liberty Global PLC - Class C*	191	7,835
News Corp. - Class A†	630	7,951
Numericable-SFR SAS*	86	3,983
Omnicom Group, Inc.	191	12,587
Pearson PLC	507	8,664
Publicis Groupe SA	109	7,446
RELX NV	727	11,868
RELX PLC	727	12,474
Scripps Networks Interactive, Inc. - Class A	159	7,821
SES SA (FDR)	365	11,517
Shaw Communications, Inc. - Class B	702	13,595
Singapore Press Holdings, Ltd.	9,700	26,224
Sky PLC	595	9,414
TEGNA, Inc.	281	6,292
Time Warner Cable, Inc.	49	8,789
Time Warner, Inc.	129	8,869
Twenty-First Century Fox, Inc. - Class A	327	8,822
Viacom, Inc. - Class B	154	6,645
Vivendi SA	348	8,238
Walt Disney Co.	107	10,935

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
Wolters Kluwer NV	356	$10,975
WPP PLC	513	10,681
		333,779
Metals & Mining – 0.4%
Agnico Eagle Mines, Ltd.	286	7,251
Alcoa, Inc.	1,096	10,587
Anglo American PLC	733	6,131
ArcelorMittal	1,019	5,324
Barrick Gold Corp.	800	5,090
BHP Billiton PLC	1,025	15,645
BHP Billiton, Ltd.	921	14,522
Boliden AB	694	10,868
First Quantum Minerals, Ltd.	666	2,441
Franco-Nevada Corp.	226	9,961
Freeport-McMoRan, Inc.	546	5,291
Glencore PLC	3,047	4,245
Goldcorp, Inc.	514	6,445
Iluka Resources, Ltd.	2,444	10,688
JFE Holdings, Inc.	900	11,836
Newcrest Mining, Ltd.*	1,315	11,898
Newmont Mining Corp.	416	6,685
Nippon Steel & Sumitomo Metal Corp.	900	16,443
Norsk Hydro ASA	3,230	10,792
Nucor Corp.†	282	10,589
Randgold Resources, Ltd.	179	10,534
Rio Tinto PLC	342	11,472
Rio Tinto, Ltd.	321	11,027
Silver Wheaton Corp.	592	7,117
South32, Ltd.*	10,477	10,122
ThyssenKrupp AG	465	8,142
		241,146
Multiline Retail – 0.1%
Canadian Tire Corp, Ltd. - Class A	107	9,627
Dollar General Corp.	126	9,127
Dollar Tree, Inc.*,†	120	7,999
Kohl's Corp.	148	6,854
Macy's, Inc.	132	6,774
Marks & Spencer Group PLC	1,187	9,019
Marui Group Co., Ltd.	600	7,259
Next PLC	99	11,424
Target Corp.	144	11,327
		79,410
Multi-Utilities – 0.6%
AGL Energy, Ltd.	1,259	14,149
Ameren Corp.†	366	15,471
Canadian Utilities, Ltd. - Class A	694	18,782
CenterPoint Energy, Inc.†	725	13,079
Centrica PLC	4,215	14,645
CMS Energy Corp.†	414	14,622
Consolidated Edison, Inc.†	271	18,116
Dominion Resources, Inc.†	237	16,680
DTE Energy Co.†	180	14,467
E.ON SE	1,312	11,255
Engie	885	14,330
National Grid PLC	1,946	27,097
NiSource, Inc.	600	11,130
PG&E Corp.†	276	14,573
Public Service Enterprise Group, Inc.†	379	15,979
RWE AG	656	7,432
SCANA Corp.†	265	14,909
Sempra Energy†	153	14,798
Suez Environment Co.	632	11,367
TECO Energy, Inc.†	561	14,732
Veolia Environnement SA	658	15,078
WEC Energy Group, Inc.†	301	15,718
		328,409
Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp.†	229	13,829
Apache Corp.†	308	12,061
ARC Resources, Ltd.	786	10,391
BG Group PLC	1,094	15,773
BP PLC	2,923	14,813
Cabot Oil & Gas Corp.†	620	13,553
Canadian Natural Resources, Ltd.	451	8,785

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Canadian Oil Sands, Ltd.	1,108	$5,240
Cenovus Energy, Inc.	779	11,817
Chesapeake Energy Corp.	661	4,845
Chevron Corp.†	265	20,903
Cimarex Energy Co.†	139	14,245
Columbia Pipeline Group, Inc.†	703	12,858
ConocoPhillips†	386	18,513
CONSOL Energy, Inc.	397	3,891
Crescent Point Energy Corp.	593	6,786
Devon Energy Corp.†	319	11,832
Enbridge, Inc.	354	13,146
Encana Corp.	1,024	6,592
Eni SpA	762	11,989
EOG Resources, Inc.	205	14,924
EQT Corp.†	236	15,286
Exxon Mobil Corp.†	336	24,982
Galp Energia SGPS SA	928	9,154
Hess Corp.†	280	14,017
Husky Energy, Inc.	735	11,463
Imperial Oil, Ltd.	391	12,390
Inpex Corp.	2,000	17,871
Inter Pipeline, Ltd.	827	15,259
JX Holdings, Inc.	4,800	17,379
Kinder Morgan, Inc.†	626	17,328
Lundin Petroleum AB*	1,001	12,911
Marathon Oil Corp.†	703	10,826
Marathon Petroleum Corp.†	286	13,250
Murphy Oil Corp.†	480	11,616
Newfield Exploration Co.*	368	12,107
Noble Energy, Inc.†	384	11,589
Occidental Petroleum Corp.†	293	19,382
OMV AG	497	12,080
ONEOK, Inc.	305	9,821
Origin Energy, Ltd.ß	1,724	7,610
Pembina Pipeline Corp.	616	14,824
Phillips 66†	242	18,595
Pioneer Natural Resources Co.	108	13,137
Range Resources Corp.	264	8,480
Repsol SA	979	11,407
Royal Dutch Shell PLC - Class A	701	16,528
Royal Dutch Shell PLC - Class B	737	17,478
Santos, Ltd.	2,255	6,331
Southwestern Energy Co.*,†	630	7,995
Spectra Energy Corp.†	671	17,627
Statoil ASA	873	12,739
Suncor Energy, Inc.	485	12,973
Tesoro Corp.†	145	14,100
Total SA	358	16,139
Tourmaline Oil Corp.*	476	11,084
TransCanada Corp.	482	15,244
Tullow Oil PLC*	1,685	4,329
Valero Energy Corp.†	246	14,785
Vermilion Energy, Inc.	317	10,209
Williams Cos., Inc.†	216	7,960
Woodside Petroleum, Ltd.	789	16,128
		791,199
Paper & Forest Products – 0.1%
International Paper Co.†	306	11,564
Stora Enso Oyj - Class R	1,465	11,097
UPM-Kymmene Oyj	684	10,276
		32,937
Personal Products – 0.3%
Beiersdorf AG	205	18,137
Estee Lauder Cos., Inc. - Class A†	272	21,945
Kao Corp.	800	36,351
L'Oreal SA	89	15,475
Shiseido Co., Ltd.	1,100	24,111
Unilever NV	291	11,710
Unilever PLC	449	18,287
		146,016
Pharmaceuticals – 1.0%
AbbVie, Inc.†	229	12,460
Allergan PLC*	49	13,319
Astellas Pharma, Inc.	1,600	20,774

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
AstraZeneca PLC	420	$26,650
Bayer AG	148	18,914
Bristol-Myers Squibb Co.†	256	15,155
Chugai Pharmaceutical Co., Ltd.	600	18,469
Daiichi Sankyo Co., Ltd.	1,100	19,210
Eisai Co., Ltd.	300	17,796
Eli Lilly & Co.†	206	17,240
Endo International PLC*,†	354	24,525
GlaxoSmithKline PLC	1,357	26,009
Jazz Pharmaceuticals PLC*,†	87	11,554
Johnson & Johnson†	274	25,578
Mallinckrodt PLC*	85	5,435
Merck & Co., Inc.†	365	18,027
Merck KGaA	239	21,157
Mylan NV*	147	5,918
Novartis AG	321	29,578
Novo Nordisk A/S - Class B	396	21,317
Otsuka Holdings Co., Ltd.	600	19,287
Perrigo Co. PLC†	138	21,703
Pfizer, Inc.†	672	21,108
Roche Holding AG	111	29,352
Sanofi	219	20,861
Shionogi & Co., Ltd.	400	14,380
Shire PLC	257	17,538
Takeda Pharmaceutical Co., Ltd.	600	26,450
UCB SA	202	15,809
Zoetis, Inc.†	232	9,554
		565,127
Professional Services – 0.2%
Adecco SA*	92	6,748
Bureau Veritas SA	383	8,080
Capita PLC	504	9,152
Dun & Bradstreet Corp.	113	11,865
Equifax, Inc.†	156	15,160
Experian PLC	410	6,579
Intertek Group PLC	269	9,914
Nielsen Holdings PLC	312	13,875
Randstad Holding NV	106	6,325
Robert Half International, Inc.	233	11,920
SGS SA	6	10,493
		110,111
Real Estate Investment Trusts (REITs) – 0.8%
American Tower Corp.	127	11,173
Apartment Investment & Management Co. - Class A	139	5,146
Ascendas Real Estate Investment Trust	6,200	10,230
AvalonBay Communities, Inc.	71	12,412
Boston Properties, Inc.	97	11,485
British Land Co. PLC	700	8,899
CapitaLand Mall Trust	9,100	12,159
Care Capital Properties, Inc.	46	1,515
Crown Castle International Corp.	156	12,304
Dexus Property Group	2,122	10,666
Equinix, Inc.	33	9,022
Equity Residential	138	10,367
Essex Property Trust, Inc.	54	12,065
Federation Centres	5,532	10,683
General Growth Properties, Inc.	352	9,141
Goodman Group	2,520	10,375
GPT Group	3,919	12,459
Hammerson PLC	937	8,857
HCP, Inc.	316	11,771
Host Hotels & Resorts, Inc.	528	8,348
Intu Properties PLC	1,745	8,720
Iron Mountain, Inc.	251	7,786
Japan Retail Fund Investment Corp.	7	13,568
Kimco Realty Corp.†	440	10,749
Klepierre	158	7,166
Land Securities Group PLC	468	8,933
Link REIT	1,000	5,512
Macerich Co.	115	8,834
Mirvac Group	8,555	10,355
Plum Creek Timber Co., Inc.	348	13,749
Prologis, Inc.	341	13,265
Public Storage	65	13,756

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Realty Income Corp.	273	$12,937
RioCan Real Estate Investment Trust	462	8,819
Scentre Group	4,298	11,794
Segro PLC	1,302	8,466
Simon Property Group, Inc.	67	12,309
SL Green Realty Corp.	108	11,681
Stockland	4,166	11,281
Unibail-Rodamco SE	24	6,223
Ventas, Inc.	184	10,315
Vornado Realty Trust	126	11,393
Welltower, Inc.	176	11,919
Westfield Corp.	1,454	10,197
Weyerhaeuser Co.	376	10,280
		459,084
Real Estate Management & Development – 0.2%
Brookfield Asset Management, Inc. - Class A	238	7,490
CapitaLand, Ltd.	4,900	9,260
CBRE Group, Inc. - Class A*	277	8,864
Cheung Kong Property Holdings, Ltd.	1,000	7,329
Daiwa House Industry Co., Ltd.	400	9,930
Global Logistic Properties, Ltd.	7,000	10,071
Lend Lease Group	846	7,474
New World Development Co., Ltd.	9,000	8,758
Swiss Prime Site AG*	122	8,932
Tokyu Fudosan Holdings Corp.	1,200	8,016
Vonovia SE	296	9,514
		95,638
Road & Rail – 0.3%
Asciano, Ltd.	2,133	12,590
Aurizon Holdings, Ltd.	3,186	11,267
Canadian National Railway Co.	168	9,541
Canadian Pacific Railway, Ltd.	54	7,752
CSX Corp.	390	10,491
DSV A/S	259	9,694
East Japan Railway Co.	200	16,927
JB Hunt Transport Services, Inc.	184	13,138
Kansas City Southern	141	12,814
MTR Corp., Ltd.	3,500	15,257
Nagoya Railroad Co., Ltd.	5,000	19,689
Norfolk Southern Corp.†	154	11,766
Ryder System, Inc.	137	10,143
Union Pacific Corp.	147	12,996
		174,065
Semiconductor & Semiconductor Equipment – 0.6%
Altera Corp.†	318	15,925
Analog Devices, Inc.	214	12,072
Applied Materials, Inc.	836	12,281
ARM Holdings PLC	1,192	17,175
ASML Holding NV	191	16,744
Avago Technologies, Ltd.†	172	21,502
Broadcom Corp. - Class A†	362	18,618
First Solar, Inc.*	220	9,405
Infineon Technologies AG	1,305	14,664
Intel Corp.†	606	18,265
KLA-Tencor Corp.†	282	14,100
Lam Research Corp.†	178	11,629
Linear Technology Corp.†	395	15,938
Microchip Technology, Inc.†	320	13,789
Micron Technology, Inc.*	483	7,235
NVIDIA Corp.	600	14,790
Qorvo, Inc.*	118	5,316
Skyworks Solutions, Inc.	94	7,916
STMicroelectronics NV	1,740	11,847
Texas Instruments, Inc.†	332	16,441
Tokyo Electron, Ltd.	300	14,182
Xilinx, Inc.	342	14,501
		304,335
Software – 0.5%
Adobe Systems, Inc.*	196	16,115
Autodesk, Inc.*	248	10,947
CA, Inc.†	622	16,981
Citrix Systems, Inc.*,†	228	15,796
Dassault Systemes	292	21,557
Electronic Arts, Inc.*	180	12,195

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Gemalto NV	190	$12,331
Intuit, Inc.†	179	15,886
Microsoft Corp.†	473	20,935
Nintendo Co., Ltd.	100	16,896
Open Text Corp.	468	20,961
Oracle Corp.†	493	17,807
Red Hat, Inc.*,†	187	13,442
Sage Group PLC	2,730	20,653
Salesforce.com, Inc.*	157	10,901
SAP SE	349	22,577
Symantec Corp.†	683	13,298
		279,278
Specialty Retail – 0.4%
Advance Auto Parts, Inc.	52	9,856
AutoNation, Inc.*	178	10,356
AutoZone, Inc.*	20	14,477
Bed Bath & Beyond, Inc.*	189	10,777
Best Buy Co., Inc.	212	7,869
CarMax, Inc.*	175	10,381
GameStop Corp. - Class A	145	5,975
Gap, Inc.	272	7,752
Hennes & Mauritz AB - Class B	367	13,423
Home Depot, Inc.	112	12,935
Industria de Diseno Textil SA	270	9,044
Kingfisher PLC	1,750	9,515
L Brands, Inc.	122	10,996
Lowe's Cos., Inc.	161	11,096
Ross Stores, Inc.	192	9,306
Staples, Inc.	459	5,384
Tiffany & Co.	94	7,259
TJX Cos., Inc.	170	12,141
Tractor Supply Co.	93	7,842
Urban Outfitters, Inc.*	210	6,170
USS Co., Ltd.	500	8,360
Yamada Denki Co., Ltd.	3,700	14,943
		215,857
Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	157	17,317
BlackBerry, Ltd.*	1,825	11,202
Canon, Inc.	900	26,077
EMC Corp.†	750	18,120
FUJIFILM Holdings Corp.	700	26,268
Hewlett-Packard Co.	516	13,215
Konica Minolta, Inc.	1,400	14,780
NEC Corp.	7,000	21,579
NetApp, Inc.	449	13,290
Ricoh Co., Ltd.	2,300	23,261
SanDisk Corp.	170	9,236
Seagate Technology PLC	271	12,141
Western Digital Corp.	174	13,823
		220,309
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	122	9,819
Burberry Group PLC	442	9,172
Christian Dior SE	45	8,424
Cie Financiere Richemont SA	121	9,430
Coach, Inc.	213	6,162
Fossil Group, Inc.*	92	5,141
Gildan Activewear, Inc.	288	8,694
Hanesbrands, Inc.	252	7,293
Hermes International	30	10,921
Kering	52	8,510
Li & Fung, Ltd.	10,000	7,683
Lululemon Athletica, Inc.*	102	5,166
Luxottica Group SpA	122	8,480
LVMH Moet Hennessy Louis Vuitton SE	47	8,020
Michael Kors Holdings, Ltd.*	298	12,588
NIKE, Inc. - Class B	121	14,879
Pandora A/S	58	6,787
Ralph Lauren Corp.	70	8,271
Swatch Group AG	23	8,544
Under Armour, Inc. - Class A*	74	7,162
VF Corp.	151	10,300
		181,446

Shares or Principal Amounts		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0%
Hudson City Bancorp, Inc.	639	$6,499
Tobacco – 0.3%
Altria Group, Inc.†	533	28,995
British American Tobacco PLC	385	21,274
Imperial Tobacco Group PLC	327	16,922
Japan Tobacco, Inc.	900	28,001
Philip Morris International, Inc.†	406	32,208
Reynolds American, Inc.†	736	32,583
Swedish Match AB	750	22,712
		182,695
Trading Companies & Distributors – 0.3%
Brenntag AG	117	6,296
Bunzl PLC	309	8,293
Fastenal Co.†	391	14,315
Finning International, Inc.	387	5,679
ITOCHU Corp.	1,000	10,608
Marubeni Corp.	4,000	19,640
Mitsubishi Corp.	700	11,510
Mitsui & Co., Ltd.	1,400	15,769
Sumitomo Corp.	1,400	13,517
United Rentals, Inc.*	124	7,446
Wolseley PLC	167	9,768
WW Grainger, Inc.	69	14,836
		137,677
Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	547	8,653
Atlantia SpA	297	8,315
Groupe Eurotunnel SE	580	7,899
Sydney Airport	4,255	17,836
Transurban Group	2,157	15,081
		57,784
Water Utilities – 0.1%
Severn Trent PLC	656	21,715
United Utilities Group PLC	1,584	22,201
		43,916
Wireless Telecommunication Services – 0.4%
KDDI Corp.	2,000	44,794
Millicom International Cellular SA (SDR)	407	25,469
NTT DOCOMO, Inc.	2,800	46,950
Rogers Communications, Inc. - Class B	1,174	40,456
SoftBank Group Corp.	900	41,415
Vodafone Group PLC	5,879	18,586
		217,670
Total Common Stocks (cost $16,211,464)		14,646,289
Preferred Stocks – 0%
Automobiles – 0%
Porsche Automobil Holding SE	103	4,384
Volkswagen AG	41	4,483
		8,867
Household Products – 0%
Henkel AG & Co. KGaA	141	14,486
Total Preferred Stocks (cost $34,678)		23,353
Investment Companies – 63.6%
Exchange-Traded Funds (ETFs) – 22.6%
Deutsche X-trackers Harvest CSI 300 China A-Shares	2,209	71,439
Global X FTSE Greece 20	2,727	26,206
Global X MSCI Colombia†	48,000	396,000
iShares Core S&P 500†	34,523	6,652,927
iShares MSCI Brazil Capped	27,000	592,650
iShares MSCI Chile Capped†	22,000	725,120
iShares MSCI EAFE†	14,494	830,796
iShares MSCI Indonesia	2,125	37,591
iShares MSCI Philippines†	987	33,943
iShares MSCI Poland Capped	6,250	130,250
iShares MSCI South Korea Capped†	2,614	127,511
iShares MSCI Thailand Capped†	996	62,011
Market Vectors Russia	25,374	398,372
Vanguard FTSE Europe†	22,968	1,129,566
Vanguard FTSE Pacific†	21,408	1,149,396
		12,363,778

Shares or Principal Amounts		Value
Investment Companies – (continued)
Money Markets – 41.0%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£	22,473,436	$22,473,436
Total Investment Companies (cost $35,904,196)		34,837,214
Total Investments (total cost $54,226,567) – 94.2%		51,579,294
Cash, Receivables and Other Assets, net of Liabilities – 5.8%		3,183,342
Net Assets – 100%		$54,762,636

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$39,872,569	77.3%
Japan	1,734,901	3.4
United Kingdom	1,375,253	2.7
Australia	1,192,634	2.3
Canada	948,944	1.8
France	816,021	1.6
Chile	725,120	1.4
Germany	624,827	1.2
Spain	617,758	1.2
Brazil	592,650	1.1
Russia	398,372	0.8
Colombia	396,000	0.8
Switzerland	368,422	0.7
Sweden	274,339	0.5
Netherlands	190,368	0.4
Italy	189,533	0.4
Hong Kong	147,292	0.3
Singapore	137,299	0.3
Poland	130,250	0.3
Denmark	129,825	0.3
South Korea	127,511	0.2
Belgium	123,699	0.2
Finland	101,918	0.2
Norway	82,356	0.2
New Zealand	72,674	0.1
Thailand	62,011	0.1
Indonesia	37,591	0.1
Philippines	33,943	0.1
Greece	26,206	0.0
Portugal	25,528	0.0
Austria	23,480	0.0

Total	$51,579,294	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	10/29/15	898,000	$629,105	$1,599
Brazilian Real	10/29/15	410,000	102,390	(3,280)
British Pound	10/29/15	455,000	688,084	5,390
Canadian Dollar	10/29/15	1,238,000	927,700	3,486
Chilean Peso	10/29/15	64,979,000	93,141	(756)
Colombian Peso	10/29/15	89,269,000	28,825	(54)
Euro	10/29/15	1,526,000	1,705,744	643
Hong Kong Dollar	10/29/15	(391,000)	(50,453)	(2)
Indonesian Rupiah	10/29/15	606,488,000	41,320	(726)
Japanese Yen	10/29/15	281,397,000	2,346,832	(9,352)
Korean Won	10/29/15	163,276,000	137,668	(1,041)
Malaysian Ringgit	10/29/15	22,000	4,998	28

Mexican Peso	10/29/15	(112,000)	$(6,610)	29
Philippine Peso	10/29/15	2,606,000	55,658	(140)
Polish Zloty	10/29/15	(23,000)	(6,049)	(43)
Russian Rouble	10/29/15	4,402,000	66,918	(944)
Singapore Dollar	10/29/15	249,000	174,885	(514)
South African Rand	10/29/15	(20,000)	(1,437)	(10)
Swedish Krona	10/29/15	1,337,000	159,893	(621)
Thailand Baht	10/29/15	2,438,000	67,119	(32)
Turkish Lira	10/30/15	(36,000)	(11,787)	34
Total			$7,153,944	$(6,306)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	8	12/15	$5,842	$4,824
10-Year Canadian Government Bond	3	12/15	(1,461)	(205)
30-Year Euro-Buxl Bond	1	12/15	4,559	2
10-Year Mini Japanese Government Bond	21	12/15	10,679	877
3-Year Australian Treasury Bond	74	12/15	5,721	14,535
Australian Securities Exchange Index	5	12/15	(4,649)	(8,606)
BIST National-30 Index	57	10/15	(498)	2,160
CBOE VIX Index	27	11/15	5,311	(16,200)
EURO STOXX 50 Index	33	12/15	(28,391)	21,368
Euro-BTP Italian Government Bond	10	12/15	28,659	5,727
Euro-Bund	5	12/15	614	843
French Government Long Bond	6	12/15	16,156	2,555
FTSE 100 Index	6	12/15	(3,312)	7,616
FTSE Bursa Malaysia KLCI Index	2	12/15	391	382
FTSE/JSE Top 40 Index	4	12/15	3,314	2,048
Hang Seng China Enterprise Index	1	12/15	368	(1,110)
Long Gilt	3	12/15	8,984	592
Mexican Stock Exchange Price and Quotation Index	7	12/15	(809)	2,918
MSCI Emerging Market Index	13	12/15	(8,580)	17,420
MSCI Taiwan Stock Index	10	10/15	3,200	(1,100)
Nikkei 225 Index	11	12/15	(22,550)	7,700
S&P 500® E-mini	14	12/15	(19,110)	25,620
SGX CNX NIFTY Index	6	10/15	(455)	1,716
U.S. Treasury Long Bond	1	12/15	1,969	(187)
U.S. Ultra Bond	2	12/15	2,469	(562)
Warsaw Stock Exchange Index	11	12/15	(5,365)	635
			3,056	91,568
Futures Sold:
CBOE VIX Index	38	10/15	$8,115	$39,042
Total			$11,171	$130,610

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Goldman Sachs International	1 month USD LIBOR plus 45 basis points	Asset Allocation Custom Basket	12/3/15	$1,013,365	$(71,612)

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)

Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Credit Default Swap Index(3)
CDX.NA.HY.24	N/A	5%	6/20/20	446,490	USD	$ 30,041	$ (16,588)	$ 1,991
CDX.NA.IG.24	N/A	1	6/20/20	789,000	USD	13,252	(8,818)	247
iTraxx Europe Series 23 Version 1	N/A	1	6/20/20	711,000	EUR	12,245	(6,368)	482
iTraxx Europe Crossover Series 23 Version 1	N/A	5	6/20/20	406,000	EUR	38,760	(16,512)	2,701
Total						$ 94,298	$ (48,286)	$ 5,421

(1) If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2) If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3) For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $377,684, which represents 0.7% of net assets.

*	Non-income producing security.
†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2015, is $14,896,605.

ß	Security is illiquid.
ºº	Rate shown is the 7-day yield as of September 30, 2015.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	49,290,000	36,853,797	(63,670,361)	22,473,436	$ 7,234	$ 22,473,436

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Foreign Government Bonds	$ -	$ 1,755,314	$ -

U.S. Treasury Notes/Bonds	-	317,124	-

Common Stocks
Aerospace & Defense	160,669	65,048	-
Air Freight & Logistics	58,937	26,524	-
Airlines	26,676	33,431	-
Auto Components	58,633	67,793	-
Automobiles	27,162	110,268	-
Beverages	237,697	184,514	-
Biotechnology	83,010	64,190	-
Building Products	23,585	35,217	-
Capital Markets	154,105	61,705	-
Chemicals	311,715	298,608	-
Commercial Banks	241,839	323,158	-
Commercial Services & Supplies	106,046	42,960	-
Communications Equipment	92,008	45,122	-
Construction & Engineering	37,814	38,565	-
Construction Materials	26,223	54,996	-
Containers & Packaging	56,869	44,271	-
Diversified Financial Services	88,858	77,208	-
Diversified Telecommunication Services	386,055	539,759	-
Electric Utilities	221,106	246,609	-
Electrical Equipment	46,766	64,241	-
Electronic Equipment, Instruments & Components	89,030	101,780	-
Energy Equipment & Services	137,218	58,145	-
Food & Staples Retailing	263,274	254,341	-
Food Products	389,101	111,583	-
Gas Utilities	18,190	83,815	-
Health Care Equipment & Supplies	228,060	202,741	-
Health Care Providers & Services	249,195	86,608	-
Hotels, Restaurants & Leisure	105,891	82,960	-
Household Durables	79,595	62,127	-
Household Products	141,187	73,678	-
Industrial Conglomerates	63,854	41,509	-
Information Technology Services	341,618	70,050	-
Insurance	319,308	221,757	-
Internet & Catalog Retail	33,013	6,413	-
Internet Software & Services	107,781	15,656	-
Life Sciences Tools & Services	56,515	19,498	-
Machinery	165,167	167,193	-
Marine	-	18,479	-
Media	154,493	179,286	-
Metals & Mining	71,457	169,689	-

Multiline Retail	51,708	27,702	-
Multi-Utilities	213,056	115,353	-
Oil, Gas & Consumable Fuels	570,540	220,659	-
Paper & Forest Products	11,564	21,373	-
Personal Products	21,945	124,071	-
Pharmaceuticals	201,576	363,551	-
Professional Services	52,820	57,291	-
Real Estate Investment Trusts (REITs)	272,541	186,543	-
Real Estate Management & Development	16,354	79,284	-
Road & Rail	88,641	85,424	-
Semiconductor & Semiconductor Equipment	229,723	74,612	-
Software	185,264	94,014	-
Specialty Retail	160,572	55,285	-
Technology Hardware, Storage & Peripherals	108,344	111,965	-
Textiles, Apparel & Luxury Goods	85,656	95,790	-
Tobacco	93,786	88,909	-
Trading Companies & Distributors	42,276	95,401	-
Transportation Infrastructure	-	57,784	-
Water Utilities	-	43,916	-
Wireless Telecommunication Services	40,456	177,214	-
All Other	112,111	-	-

Preferred Stocks	-	23,353	-

Investment Companies	12,363,778	22,473,436	-
Total Investments in Securities	$ 20,382,431	$ 31,196,863	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 11,209	$ -
Variation Margin Receivable	158,580	5,421	-
Total Assets	$ 20,541,011	$ 31,213,493	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 17,515	$ -
Outstanding Swap Contracts, at Value	-	71,612	-
Variation Margin Payable	27,970	-	-
Total Liabilities	$ 27,970	$ 89,127	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity and fixed-income investments. The Fund is classified as nondiversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $11,340,721 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended September 30, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $455,556 and $6,908,168, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended September 30, 2015, the average ending monthly market value amounts on purchased and sold futures contracts are $20,493,455 and $929,788, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended September 30, 2015, the average ending monthly market value amounts on long credit default swaps is $73,741.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on a custom basket of equity securities to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended September 30, 2015, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(17,903).

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 54,671,271	$ 224,027	$ (3,316,004)	$ (3,091,977)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Investment Companies – 40.3%
Money Markets – 40.3%
Janus Cash Liquidity Fund LLC, 0.1535%(a),ºº,£ (cost $24,628,352)	24,628,352	$24,628,352
Cash, Receivables and Other Assets, net of Liabilities – 59.7%		36,421,241
Net Assets – 100%		$61,049,593

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year U.S. Treasury Note	52	12/15	$61,375	$(3,615)
Copper (a)	8	3/16	(6,931)	13,118
Cotton (a)	16	3/16	(14,322)	(2,447)
Euro-Bund	52	12/15	51,273	850
Gold (a)	5	2/16	2,330	(4,683)
Live Cattle (a)	12	4/16	(37,962)	(4,811)
Silver (a)	7	3/16	(6,954)	(1,522)
Sugar #11 (World) (a)	46	7/16	151	(22)
U.S. Dollar Index	54	12/15	(799)	(18,638)
			48,161	(21,770)
Futures Sold:
Brent Crude (a)	16	2/16	$-	$(41)
Coffee 'C' (a)	18	3/16	19,094	(2,655)
Corn (a)	40	3/16	(10,374)	1,625
Soybean (a)	18	1/16	1,359	(4,961)
Wheat (a)	25	3/16	(15,487)	(8,205)
WTI Crude (a)	18	1/16	220	162
			(5,188)	(14,075)
Total			$42,973	$(35,845)

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	11/1/15	$9,900,000	$49,098
BNP Paribas(a)	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	10/30/15	55,000,000	10
BNP Paribas	Russell 1000® Total Return Index	1 month USD LIBOR plus 20 basis points	11/4/15	(7,800,000)	3
BNP Paribas	1 month USD LIBOR minus 10 basis points	Russell 2000® Total Return Index	11/4/15	7,800,000	(4)
Goldman Sachs International	S&P 500® Citigroup Pure Growth	1 month USD LIBOR minus 20 basis points	11/5/15	(20,397,190)	5
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR minus 20 basis points	11/5/15	(5,702,790)	(13)
Goldman Sachs International	1 month USD LIBOR minus 30 basis points	MSCI Daily Total Return Net Emerging Markets	11/5/15	5,699,988	(4)
Goldman Sachs International	1 month USD LIBOR plus 10 basis points	S&P 500® Citigroup Pure Value	11/5/15	20,396,928	(5)

Total					$49,090

Notes to Consolidated Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Investment in Subsidiary.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	11,849,982	27,190,568	(14,412,198)	24,628,352	$ 8,465	$ 24,628,352

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$ -	$ 24,628,352	$ -
Total Investments in Securities	$ -	$ 24,628,352	$ -

Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ -	$ 49,116	$ -
Variation Margin Receivable	15,755	-	-
Total Assets	$ 15,755	$ 24,677,468	$ -

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ -	$ 26	$ -
Variation Margin Payable	51,600	-	-
Total Liabilities	$ 51,600	$ 26	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Diversified Alternative Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. The Fund is classified as nondiversified, as defined in the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund . As of September 30, 2015 the Fund owns 1,210,131 shares of the Subsidiary, with a market value of $13,347,742. This represents 22% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended September 30, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts is $1,066,807 and $1,152,227, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended September 30, 2015, the average ending monthly market value amounts on purchased and sold futures contracts $18,806,873 and $10,093,279, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period ended September 30, 2015, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $(906,802) and $524,575, respectively.

Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Consolidated Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 24,932,420	$ -	$ (304,068)	$ (304,068)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.9%
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	$5,834,000	$5,948,883
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	5,663,000	5,807,457
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,416,000	10,479,465
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	37,152,000	38,011,214
Aventura Mall Trust 2013-AVM, 3.8674%, 12/5/32 (144A)‡	11,169,000	11,036,636
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.7157%, 4/14/33 (144A)‡	13,409,000	11,905,033
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	6,050,000	6,161,423
Boca Hotel Portfolio Trust 2013-BOCA, 3.2566%, 8/15/26 (144A)‡	8,955,000	8,931,332
CGBAM Commercial Mortgage Trust 2014-HD, 3.2066%, 2/15/31 (144A)‡	4,688,000	4,683,570
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	22,454,163	23,255,439
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	9,999,389	10,385,455
COMM 2007-C9 Mortgage Trust, 5.9888%, 12/10/49‡	1,626,632	1,678,222
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,603,230	5,917,980
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	14,707,000	13,959,502
DB Master Finance LLC 2015-1, 3.2620%, 2/20/45 (144A)	10,336,060	10,398,521
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	16,104,489	16,587,076
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.5939%, 10/25/24‡	4,298,000	4,330,751
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.8439%, 10/25/24‡	3,885,000	3,961,795
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.3939%, 3/25/25‡	17,115,000	17,114,983
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	18,229,970	16,477,669
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/19 (144A)‡	6,909,842	6,814,852
GS Mortgage Securities Corp. II, 3.5495%, 12/10/27 (144A)‡	15,896,000	15,345,394
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	7,262,000	7,324,707
Hilton USA Trust 2013-HLT, 4.6017%, 11/5/30 (144A)‡	4,769,000	4,815,202
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	11,407,352	11,623,555
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	10,737,000	11,140,389
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU,
2.8066%, 12/15/28 (144A)‡	4,753,000	4,753,105
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU,
3.7066%, 12/15/28 (144A)‡	4,077,000	4,074,383
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.0066%, 1/15/32 (144A)‡	8,006,000	7,954,954
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.1566%, 1/15/32 (144A)‡	8,682,000	8,599,556
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
2.9440%, 7/15/36‡	4,324,000	4,324,000
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.6940%, 7/15/36‡	12,324,000	12,324,000
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	5,432,626	5,666,908
Santander Drive Auto Receivables Trust, 2.5200%, 9/17/18	7,045,000	7,120,776
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,822,000	17,449,141
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,272,000	11,706,998
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,681,000	10,795,351
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,673,000	17,814,508
Starwood Retail Property Trust 2014-STAR, 2.6976%, 11/15/27 (144A)‡	5,056,000	5,030,659
Starwood Retail Property Trust 2014-STAR, 3.4476%, 11/15/27 (144A)‡	16,763,884	16,611,601
Starwood Retail Property Trust 2014-STAR, 4.3476%, 11/15/27 (144A)‡	8,221,000	8,156,514
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	15,753,104	16,373,997
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	24,558,647	24,999,868
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1497%, 2/15/51‡	7,725,441	7,950,452
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.9566%, 1/15/27 (144A)‡	4,887,000	4,780,263
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.4566%, 2/15/27 (144A)‡	6,774,000	6,621,145
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.4566%, 2/15/27 (144A)‡	1,999,000	1,945,309
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	37,745,000	37,930,403
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $527,331,806)		527,080,396
Bank Loans and Mezzanine Loans – 1.2%
Communications – 0.3%
CCO Safari III LLC, 3.5000%, 1/24/23‡	21,041,000	20,913,912
Tribune Media Co., 3.7500%, 12/28/20‡	9,495,731	9,404,762
		30,318,674
Consumer Cyclical – 0.1%
Staples, Inc., 0%, 4/23/21(a),‡	7,232,000	7,189,548
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	14,264,438	14,184,271
Technology – 0.6%
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	53,120,728	53,043,172
Total Bank Loans and Mezzanine Loans (cost $105,084,114)		104,735,665

Shares or Principal Amounts		Value
Corporate Bonds – 36.6%
Asset-Backed Securities – 0.2%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	$21,626,000	$21,458,161
Banking – 4.7%
Ally Financial, Inc., 8.0000%, 12/31/18	3,662,000	4,037,355
Ally Financial, Inc., 4.1250%, 3/30/20	20,544,000	20,312,880
Ally Financial, Inc., 4.6250%, 5/19/22	16,029,000	15,768,529
American Express Co., 6.8000%, 9/1/66‡	14,638,000	14,802,677
Bank of America Corp., 1.5000%, 10/9/15	9,319,000	9,319,746
Bank of America Corp., 8.0000%µ	31,061,000	32,458,745
Discover Financial Services, 3.9500%, 11/6/24	7,284,000	7,168,629
Discover Financial Services, 3.7500%, 3/4/25	15,682,000	15,187,202
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,575,000	32,730,891
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	1,866,000	1,959,731
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	17,389,000	17,159,430
Morgan Stanley, 5.5500%µ	19,601,000	19,306,985
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	29,503,000	31,702,242
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	28,212,000	30,036,385
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	41,849,000	42,181,407
Santander UK PLC, 5.0000%, 11/7/23 (144A)	49,486,000	51,442,726
SVB Financial Group, 5.3750%, 9/15/20	16,774,000	18,697,542
Synchrony Financial, 3.0000%, 8/15/19	20,962,000	21,128,103
Wells Fargo & Co., 5.8750%µ	4,379,000	4,483,001
Zions Bancorporation, 5.8000%µ	30,831,000	29,443,605
		419,327,811
Basic Industry – 2.2%
Albemarle Corp., 4.1500%, 12/1/24	28,239,000	28,327,840
Albemarle Corp., 5.4500%, 12/1/44	20,678,000	20,953,782
Alcoa, Inc., 5.1250%, 10/1/24	1,199,000	1,130,058
Ashland, Inc., 3.8750%, 4/15/18	11,375,000	11,460,313
Ashland, Inc., 6.8750%, 5/15/43	14,958,000	13,910,940
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,281,000	32,654,491
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	16,995,000	16,980,095
LyondellBasell Industries NV, 4.6250%, 2/26/55	23,021,000	19,523,811
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	17,169,000	16,387,570
Rockwood Specialties Group, Inc., 4.6250%, 10/15/20	33,351,000	34,521,120
		195,850,020
Brokerage – 3.5%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	28,925,000	28,454,969
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	14,199,000	14,534,892
Charles Schwab Corp., 3.0000%, 3/10/25	11,703,000	11,523,242
Charles Schwab Corp., 7.0000%µ	15,770,000	18,214,350
E*TRADE Financial Corp., 5.3750%, 11/15/22	21,364,000	22,645,840
E*TRADE Financial Corp., 4.6250%, 9/15/23	28,431,000	28,715,310
Lazard Group LLC, 6.8500%, 6/15/17	468,000	505,697
Lazard Group LLC, 4.2500%, 11/14/20	20,179,000	21,374,626
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	20,997,000	22,230,574
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	23,887,000	21,883,454
Raymond James Financial, Inc., 5.6250%, 4/1/24	47,378,000	53,567,557
Stifel Financial Corp., 4.2500%, 7/18/24	14,471,000	14,466,803
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	18,029,000	18,155,816
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	38,204,000	39,110,313
		315,383,443
Capital Goods – 1.6%
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,224,000	11,880,261
Exelis, Inc., 4.2500%, 10/1/16	13,286,000	13,574,200
Exelis, Inc., 5.5500%, 10/1/21	5,743,000	6,378,808
FLIR Systems, Inc., 3.7500%, 9/1/16	17,920,000	18,303,811
Hanson, Ltd., 6.1250%, 8/15/16	12,386,000	12,735,285
Harris Corp., 5.0540%, 4/27/45	11,494,000	11,093,894
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	9,511,000	9,550,414
Owens Corning, 4.2000%, 12/1/24	7,872,000	7,820,045
Vulcan Materials Co., 7.0000%, 6/15/18	13,186,000	14,702,390
Vulcan Materials Co., 7.5000%, 6/15/21	7,109,000	8,139,805
Vulcan Materials Co., 4.5000%, 4/1/25	33,359,000	32,691,820
		146,870,733
Communications – 0.7%
CCO Safari II LLC, 4.9080%, 7/23/25	19,476,000	19,382,574
Nielsen Finance LLC / Nielsen Finance Co., 4.5000%, 10/1/20	7,206,000	7,224,015
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	11,966,000	12,148,721
UBM PLC, 5.7500%, 11/3/20 (144A)	18,174,000	19,842,428
		58,597,738
Consumer Cyclical – 3.4%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	22,856,000	22,346,311

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Brinker International, Inc., 3.8750%, 5/15/23	$39,910,000	$39,047,305
CVS Health Corp., 2.8000%, 7/20/20	34,770,000	35,326,459
CVS Health Corp., 3.5000%, 7/20/22	19,514,000	20,154,528
CVS Health Corp., 3.8750%, 7/20/25	17,199,000	17,728,867
DR Horton, Inc., 4.7500%, 5/15/17	7,006,000	7,211,801
DR Horton, Inc., 3.7500%, 3/1/19	12,324,000	12,401,025
FCA US LLC / CG Co-Issuer, Inc., 8.2500%, 6/15/21	11,452,000	12,152,862
General Motors Co., 3.5000%, 10/2/18	7,225,000	7,283,306
General Motors Co., 4.8750%, 10/2/23	51,006,000	51,729,622
Macy's Retail Holdings, Inc., 5.9000%, 12/1/16	4,952,000	5,209,905
MDC Holdings, Inc., 5.5000%, 1/15/24	14,031,000	14,171,310
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	5,883,000	5,647,680
Starwood Hotels & Resorts Worldwide, Inc., 7.1500%, 12/1/19	11,687,000	13,562,763
Toll Brothers Finance Corp., 4.0000%, 12/31/18	6,026,000	6,191,715
Toll Brothers Finance Corp., 5.8750%, 2/15/22	4,900,000	5,255,250
Toll Brothers Finance Corp., 4.3750%, 4/15/23	3,355,000	3,296,288
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.2500%, 5/30/23 (144A)	9,072,000	7,495,740
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	8,740,000	8,308,463
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	8,783,000	8,047,424
		302,568,624
Consumer Non-Cyclical – 3.9%
Actavis Funding SCS, 3.0000%, 3/12/20	27,304,000	27,327,918
Actavis Funding SCS, 3.8000%, 3/15/25	22,008,000	21,260,586
Actavis Funding SCS, 4.5500%, 3/15/35	21,433,000	19,719,667
Becton Dickinson and Co., 1.8000%, 12/15/17	18,036,000	18,115,052
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	23,901,000	25,633,822
HCA, Inc., 3.7500%, 3/15/19	8,845,000	8,822,888
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	13,573,000	13,661,930
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	11,630,000	11,880,254
Laboratory Corp. of America Holdings, 3.2000%, 2/1/22	21,964,000	21,861,802
Life Technologies Corp., 6.0000%, 3/1/20	14,838,000	16,944,224
Omnicare, Inc., 4.7500%, 12/1/22	8,899,000	9,610,920
Omnicare, Inc., 5.0000%, 12/1/24	10,993,000	11,927,405
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	3,077,000	3,123,155
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	10,035,000	10,063,078
Tyson Foods, Inc., 6.6000%, 4/1/16	9,004,000	9,251,124
Valeant Pharmaceuticals International, Inc., 5.8750%, 5/15/23 (144A)	11,491,000	10,981,087
Valeant Pharmaceuticals International, Inc., 6.1250%, 4/15/25 (144A)	11,486,000	10,940,415
Wm Wrigley Jr Co., 2.4000%, 10/21/18 (144A)	25,032,000	25,472,538
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	14,440,000	15,039,838
Zimmer Biomet Holdings, Inc., 2.7000%, 4/1/20	20,468,000	20,542,872
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	23,248,000	23,017,938
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	14,547,000	14,244,742
		349,443,255
Electric – 0.4%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	8,369,000	8,766,528
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	11,201,000	11,347,240
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	16,486,000	18,345,027
		38,458,795
Energy – 4.5%
Chesapeake Energy Corp., 5.3750%, 6/15/21	16,581,000	11,026,365
Chesapeake Energy Corp., 4.8750%, 4/15/22	9,367,000	6,111,968
Chevron Corp., 1.3450%, 11/15/17	14,611,000	14,661,627
Cimarex Energy Co., 5.8750%, 5/1/22	45,075,000	47,337,449
Cimarex Energy Co., 4.3750%, 6/1/24	37,354,000	36,368,826
DCP Midstream Operating LP, 4.9500%, 4/1/22	27,129,000	24,418,433
DCP Midstream Operating LP, 3.8750%, 3/15/23	11,596,000	9,685,489
DCP Midstream Operating LP, 5.6000%, 4/1/44	4,204,000	3,402,575
Devon Energy Corp., 2.2500%, 12/15/18	13,802,000	13,827,741
Energy Transfer Partners LP, 4.1500%, 10/1/20	9,156,000	9,261,431
EnLink Midstream Partners LP, 4.4000%, 4/1/24	12,143,000	11,560,865
EnLink Midstream Partners LP, 5.6000%, 4/1/44	9,764,000	8,885,728
Forum Energy Technologies, Inc., 6.2500%, 10/1/21	10,126,000	8,505,840
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	28,618,000	28,488,961
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,542,000	8,746,982
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	8,443,000	7,707,885
Kinder Morgan, Inc., 6.5000%, 9/15/20	986,000	1,091,777
Kinder Morgan, Inc., 7.7500%, 1/15/32	10,093,000	10,610,488
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	8,089,000	8,895,036
NGL Energy Partners LP / NGL Energy Finance Corp., 5.1250%, 7/15/19	17,990,000	16,370,900
Oceaneering International, Inc., 4.6500%, 11/15/24	35,421,000	33,699,752
Phillips 66 Partners LP, 3.6050%, 2/15/25	5,876,000	5,389,056
Southern Star Central Gas Pipeline, Inc., 6.0000%, 6/1/16 (144A)	2,088,000	2,143,370
Spectra Energy Partners LP, 4.7500%, 3/15/24	22,313,000	23,064,078

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.1250%, 11/15/19 (144A)	$17,409,000	$15,624,577
Western Gas Partners LP, 5.3750%, 6/1/21	35,068,000	37,537,068
		404,424,267
Finance Companies – 2.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 7/1/22	10,759,000	10,718,654
CIT Group, Inc., 4.2500%, 8/15/17	47,851,000	48,449,137
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	28,240,000	29,299,000
GE Capital Trust I, 6.3750%, 11/15/67‡	14,638,000	15,699,255
General Electric Capital Corp., 6.3750%, 11/15/67‡	14,727,000	15,785,503
General Electric Capital Corp., 6.2500%µ	29,005,000	31,470,425
General Electric Capital Corp., 7.1250%µ	7,200,000	8,316,000
International Lease Finance Corp., 6.7500%, 9/1/16	14,834,000	15,353,190
International Lease Finance Corp., 8.7500%, 3/15/17	7,564,000	8,131,300
		183,222,464
Financial – 1.1%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	25,702,000	26,529,373
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	25,612,000	25,035,730
LeasePlan Corp. NV, 2.5000%, 5/16/18 (144A)	44,174,000	44,281,696
		95,846,799
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	6,202,000	6,270,675
Cintas Corp. No 2, 4.3000%, 6/1/21	6,932,000	7,560,615
		13,831,290
Insurance – 0.9%
CNO Financial Group, Inc., 4.5000%, 5/30/20	5,198,000	5,301,960
CNO Financial Group, Inc., 5.2500%, 5/30/25	16,891,000	17,144,365
Primerica, Inc., 4.7500%, 7/15/22	36,317,000	39,510,862
Voya Financial, Inc., 5.6500%, 5/15/53‡	13,873,000	13,983,984
		75,941,171
Owned No Guarantee – 0.1%
Korea National Oil Corp., 4.0000%, 10/27/16 (144A)	11,037,000	11,359,898
Real Estate Investment Trusts (REITs) – 1.7%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	5,153,000	5,144,291
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	25,885,000	27,202,029
Alexandria Real Estate Equities, Inc., 4.5000%, 7/30/29	10,718,000	10,705,857
Goodman Funding Pty, Ltd., 6.3750%, 4/15/21 (144A)	26,735,000	30,701,431
Post Apartment Homes LP, 4.7500%, 10/15/17	11,539,000	12,228,478
Reckson Operating Partnership LP, 6.0000%, 3/31/16	3,623,000	3,702,221
Retail Opportunity Investments Partnership LP, 5.0000%, 12/15/23	3,681,000	3,849,704
Retail Opportunity Investments Partnership LP, 4.0000%, 12/15/24	7,790,000	7,619,827
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,348,000	6,007,596
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,253,000	7,164,644
SL Green Realty Corp., 5.0000%, 8/15/18	11,542,000	12,302,018
SL Green Realty Corp., 7.7500%, 3/15/20	20,534,000	24,345,131
		150,973,227
Technology – 4.9%
Autodesk, Inc., 3.6000%, 12/15/22	12,188,000	12,178,835
Cadence Design Systems, Inc., 4.3750%, 10/15/24	34,206,000	34,856,427
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	3,615,000	3,777,903
Fiserv, Inc., 3.1250%, 10/1/15	12,135,000	12,135,000
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	9,342,000	9,239,817
Molex Electronic Technologies LLC, 3.9000%, 4/15/25 (144A)	27,763,000	27,054,877
Seagate HDD Cayman, 4.7500%, 6/1/23	6,359,000	6,275,983
Seagate HDD Cayman, 4.7500%, 1/1/25	64,180,000	61,610,297
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	20,098,000	18,694,356
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	23,762,000	22,854,434
Trimble Navigation, Ltd., 4.7500%, 12/1/24	40,054,000	40,062,491
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	56,280,000	55,769,766
Verisk Analytics, Inc., 4.8750%, 1/15/19	10,570,000	11,244,017
Verisk Analytics, Inc., 5.8000%, 5/1/21	43,678,000	49,627,380
Verisk Analytics, Inc., 4.1250%, 9/12/22	13,169,000	13,370,657
Verisk Analytics, Inc., 4.0000%, 6/15/25	38,689,000	38,261,061
Verisk Analytics, Inc., 5.5000%, 6/15/45	21,090,000	20,726,915
		437,740,216
Transportation – 0.6%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	2,402,000	2,416,667
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.3750%, 3/15/18 (144A)	22,186,000	22,810,314
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 6/15/19 (144A)	9,229,000	9,184,609
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.8750%, 7/11/22 (144A)	1,464,000	1,555,718
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	10,179,000	10,379,506

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Transportation – (continued)
Southwest Airlines Co., 5.1250%, 3/1/17	$10,901,000	$11,465,290
		57,812,104
Total Corporate Bonds (cost $3,276,791,143)		3,279,110,016
Mortgage-Backed Securities – 21.0%
Fannie Mae Pool:
5.5000%, 1/1/25	2,408,262	2,623,845
4.0000%, 6/1/29	3,560,109	3,820,828
4.0000%, 9/1/29	9,537,572	10,236,279
5.0000%, 9/1/29	8,639,798	9,514,015
3.5000%, 10/1/29	44,881,476	47,481,399
5.0000%, 1/1/30	3,543,746	3,902,408
5.5000%, 1/1/33	1,602,686	1,810,492
4.0000%, 4/1/34	10,200,935	11,081,233
6.0000%, 10/1/35	7,997,386	9,078,720
6.0000%, 12/1/35	6,300,989	7,152,455
6.0000%, 2/1/37	3,056,233	3,507,085
6.0000%, 9/1/37	8,251,634	9,013,424
6.0000%, 10/1/38	8,072,343	9,127,085
7.0000%, 2/1/39	2,694,918	3,073,080
5.5000%, 3/1/40	9,229,496	10,518,897
5.5000%, 4/1/40	20,588,804	23,011,096
4.5000%, 10/1/40	2,486,633	2,708,022
5.0000%, 10/1/40	2,499,781	2,799,729
5.0000%, 2/1/41	22,265,791	24,696,824
5.5000%, 2/1/41	5,101,349	5,814,092
5.0000%, 4/1/41	4,459,217	4,956,399
5.0000%, 5/1/41	4,133,332	4,563,566
5.5000%, 5/1/41	6,833,497	7,630,521
5.5000%, 6/1/41	13,809,964	15,609,973
5.5000%, 6/1/41	5,909,363	6,610,848
5.0000%, 7/1/41	818,374	903,390
5.5000%, 7/1/41	24,650,338	27,529,544
4.5000%, 8/1/41	10,228,533	11,119,967
5.0000%, 10/1/41	5,234,992	5,809,055
5.5000%, 12/1/41	13,186,001	14,811,410
5.5000%, 2/1/42	61,257,616	68,473,677
4.0000%, 6/1/42	14,406,233	15,529,223
3.5000%, 7/1/42	28,693,633	30,191,352
4.0000%, 7/1/42	9,158,510	9,877,905
4.0000%, 8/1/42	6,360,277	6,860,129
4.0000%, 9/1/42	7,980,032	8,611,203
4.0000%, 9/1/42	7,643,412	8,244,335
4.0000%, 11/1/42	9,443,740	10,180,162
4.0000%, 12/1/42	3,922,288	4,255,923
3.5000%, 1/1/43	18,203,981	19,070,255
3.5000%, 2/1/43	37,903,810	39,716,417
3.5000%, 2/1/43	944,210	989,190
4.5000%, 2/1/43	42,495,082	46,387,490
3.5000%, 3/1/43	19,734,781	20,675,117
4.5000%, 3/1/43	14,098,671	15,541,857
4.0000%, 5/1/43	20,059,408	21,633,045
4.0000%, 7/1/43	26,776,535	28,885,665
4.0000%, 8/1/43	23,529,650	25,377,598
4.0000%, 9/1/43	7,008,697	7,558,869
3.5000%, 1/1/44	27,618,462	29,193,022
3.5000%, 1/1/44	10,921,814	11,523,214
4.0000%, 2/1/44	14,206,359	15,318,518
3.5000%, 4/1/44	13,459,647	14,171,452
3.5000%, 5/1/44	45,707,009	48,222,868
4.5000%, 5/1/44	70,750,089	78,626,693
4.0000%, 6/1/44	22,553,825	24,328,818
4.0000%, 7/1/44	41,749,333	45,327,645
5.0000%, 7/1/44	16,817,609	18,943,612
4.0000%, 8/1/44	23,331,426	25,331,246
4.0000%, 8/1/44	8,749,961	9,499,916
4.5000%, 8/1/44	31,406,840	34,870,169
4.5000%, 10/1/44	23,878,086	26,536,913
4.5000%, 10/1/44	13,001,669	14,413,352
3.5000%, 2/1/45	33,375,540	34,968,973
4.5000%, 3/1/45	23,921,603	26,518,994
4.5000%, 5/1/45	23,675,971	26,312,464
4.0000%, 9/1/45	67,973,529	73,351,934
		1,246,034,896

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool:
5.0000%, 1/1/19	$1,491,859	$1,551,080
5.5000%, 8/1/19	1,341,743	1,398,678
5.0000%, 6/1/20	3,044,450	3,234,842
5.5000%, 12/1/28	5,463,400	6,047,053
3.5000%, 7/1/29	8,385,289	8,855,736
3.5000%, 9/1/29	7,026,841	7,422,080
5.5000%, 10/1/36	5,966,891	6,744,260
5.5000%, 4/1/40	13,316,860	14,856,134
6.0000%, 4/1/40	827,326	957,711
4.5000%, 1/1/41	5,953,724	6,496,195
5.0000%, 5/1/41	9,744,133	10,815,461
5.5000%, 5/1/41	8,237,391	9,139,585
5.5000%, 8/1/41	18,820,490	21,429,287
3.5000%, 2/1/44	14,200,774	14,876,155
4.0000%, 8/1/44	3,883,473	4,199,594
4.5000%, 9/1/44	46,504,912	51,599,416
4.5000%, 6/1/45	21,362,252	23,702,614
		193,325,881
Ginnie Mae I Pool:
4.0000%, 8/15/24	4,730,079	5,041,622
5.1000%, 1/15/32	9,888,202	11,253,576
4.9000%, 10/15/34	11,401,897	12,619,287
5.5000%, 9/15/35	2,959,628	3,420,477
5.5000%, 3/15/36	4,587,556	5,208,654
5.5000%, 6/15/39	22,171,895	25,560,918
5.5000%, 8/15/39	12,562,795	14,382,089
5.5000%, 8/15/39	8,158,810	9,287,767
5.0000%, 9/15/39	16,097,922	18,117,534
5.0000%, 9/15/39	7,239,425	8,129,012
5.0000%, 10/15/39	4,516,715	5,023,745
5.0000%, 11/15/39	8,080,207	8,968,462
5.0000%, 1/15/40	2,573,049	2,857,752
5.0000%, 5/15/40	10,613,030	11,843,489
5.0000%, 5/15/40	2,901,173	3,247,321
5.0000%, 5/15/40	778,122	871,194
5.0000%, 7/15/40	8,491,764	9,429,699
5.0000%, 7/15/40	2,412,792	2,678,920
4.5000%, 9/15/40	8,324,298	9,146,226
5.0000%, 2/15/41	8,339,358	9,262,144
5.0000%, 4/15/41	2,805,581	3,116,399
4.5000%, 5/15/41	10,627,689	11,653,392
5.0000%, 5/15/41	3,300,346	3,716,774
4.5000%, 7/15/41	7,416,914	8,056,565
4.5000%, 7/15/41	2,516,405	2,777,183
4.5000%, 8/15/41	18,670,736	20,679,974
5.0000%, 9/15/41	4,473,665	4,967,919
5.0000%, 11/15/43	17,214,617	19,128,041
4.5000%, 5/15/44	10,325,641	11,348,054
5.0000%, 6/15/44	12,606,727	14,175,742
5.0000%, 6/15/44	7,615,240	8,553,583
4.0000%, 4/15/45	9,365,126	10,136,194
		294,659,708
Ginnie Mae II Pool:
6.0000%, 11/20/34	4,357,871	4,997,922
5.5000%, 3/20/35	18,695,558	21,108,962
5.5000%, 3/20/36	4,878,816	5,496,422
5.5000%, 11/20/37	5,312,391	5,926,525
6.0000%, 1/20/39	1,873,372	2,093,853
7.0000%, 5/20/39	955,863	1,123,733
5.0000%, 6/20/41	10,034,070	10,990,089
5.0000%, 6/20/41	2,274,582	2,478,797
6.0000%, 10/20/41	852,515	967,291
6.0000%, 12/20/41	3,910,264	4,414,680
5.5000%, 1/20/42	6,434,639	7,205,645
6.0000%, 1/20/42	2,448,522	2,775,896
6.0000%, 2/20/42	3,722,023	4,217,070
6.0000%, 3/20/42	2,408,048	2,726,103
6.0000%, 4/20/42	9,291,363	10,528,362
3.5000%, 5/20/42	5,447,960	5,742,282
5.5000%, 5/20/42	7,344,604	8,305,806
6.0000%, 5/20/42	6,465,484	7,245,108
5.5000%, 7/20/42	11,452,095	12,721,748
6.0000%, 7/20/42	2,800,858	3,172,116
6.0000%, 8/20/42	2,678,825	3,032,357

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
6.0000%, 9/20/42	$3,259,211	$3,693,955
6.0000%, 11/20/42	2,735,393	3,090,115
6.0000%, 2/20/43	3,259,488	3,691,218
5.0000%, 12/20/44	8,909,551	9,984,926
		147,730,981
Total Mortgage-Backed Securities (cost $1,868,518,038)		1,881,751,466
U.S. Treasury Notes/Bonds – 32.0%
0.6250%, 12/31/16	355,645,200	356,337,756
0.5000%, 1/31/17	300,874,000	300,991,642
0.8750%, 1/31/17	147,182,800	147,945,501
0.8750%, 2/28/17	17,150,700	17,239,575
0.5000%, 4/30/17	129,842,000	129,743,969
0.6250%, 6/30/17	55,830,000	55,861,991
0.7500%, 6/30/17	27,349,100	27,424,228
0.8750%, 7/15/17	8,546,800	8,586,979
1.0000%, 9/15/17	902,300	908,656
0.8750%, 10/15/17	1,543,600	1,549,992
0.7500%, 10/31/17	9,141,200	9,155,003
1.0000%, 12/15/17	184,622,600	185,766,891
0.7500%, 12/31/17	11,233,800	11,238,484
0.8750%, 1/31/18	17,898,200	17,945,738
0.7500%, 3/31/18	13,454,000	13,434,734
2.3750%, 5/31/18	18,023,900	18,752,372
0.8750%, 7/15/18	1,298,000	1,297,933
1.3750%, 7/31/18	59,111,800	59,903,780
1.5000%, 8/31/18	206,783,500	210,289,101
1.6250%, 7/31/19	112,383,600	114,312,215
1.7500%, 9/30/19	68,070,800	69,513,765
1.5000%, 10/31/19	96,079,900	97,139,565
1.5000%, 11/30/19	189,048,700	191,057,342
1.6250%, 12/31/19	20,462,200	20,769,133
1.3750%, 3/31/20	2,240,000	2,246,767
2.1250%, 9/30/21	58,006,900	59,683,647
2.2500%, 11/15/24	151,388,100	154,218,755
2.0000%, 8/15/25	47,308,000	47,057,930
3.7500%, 11/15/43	11,264,100	13,262,013
3.6250%, 2/15/44	81,850,400	94,125,832
3.3750%, 5/15/44	1,286,700	1,412,187
3.1250%, 8/15/44	105,656,800	110,581,992
3.0000%, 11/15/44	28,758,500	29,367,375
2.5000%, 2/15/45	12,742,000	11,730,272
3.0000%, 5/15/45	181,354,000	185,590,248
2.8750%, 8/15/45	91,569,000	91,523,673
Total U.S. Treasury Notes/Bonds (cost $2,821,671,684)		2,867,967,036
Preferred Stocks – 1.5%
Capital Markets – 0.4%
Morgan Stanley, 6.8750%	588,867	15,740,415
Morgan Stanley, 7.1250%	679,568	18,654,142
Morgan Stanley Capital Trust III, 6.2500%	120,372	3,056,245
Morgan Stanley Capital Trust IV, 6.2500%	16,173	409,500
Morgan Stanley Capital Trust V, 5.7500%	7,788	194,934
Morgan Stanley Capital Trust VIII, 6.4500%	6,441	162,120
		38,217,356
Commercial Banks – 0.4%
Citigroup Capital XIII, 7.8750%	414,278	10,642,802
Wells Fargo & Co., 6.6250%	697,151	19,067,080
		29,709,882
Consumer Finance – 0.7%
Ally Financial, Inc., 7.0000% (144A)	39,205	39,328,743
Discover Financial Services, 6.5000%	931,726	24,047,848
		63,376,591
Diversified Financial Services – 0%
General Electric Capital Corp., 4.7000%	85,400	2,125,606
Total Preferred Stocks (cost $129,439,619)		133,429,435
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $109,767,243)	109,767,243	109,767,243
Total Investments (total cost $8,838,603,647) – 99.4%		8,903,841,257
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		50,826,728
Net Assets – 100%		$8,954,667,985

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,393,190,770	94.3%
United Kingdom	204,897,455	2.3
Germany	60,372,674	0.7
Taiwan	55,769,766	0.6
Netherlands	55,000,350	0.6
Singapore	53,043,172	0.6
Australia	30,701,431	0.3
Canada	22,346,311	0.3
Italy	17,159,430	0.2
South Korea	11,359,898	0.1

Total	$8,903,841,257	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $1,144,072,716, which represents 12.8% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until the time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	117,464,144	1,629,377,225	(1,637,074,126)	109,767,243	$ 56,474	$ 109,767,243

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$16,345,099	$16,477,669	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 527,080,396	$ -
Bank Loans and Mezzanine Loans	-	104,735,665	-
Corporate Bonds	-	3,279,110,016	-
Mortgage-Backed Securities	-	1,881,751,466	-
U.S. Treasury Notes/Bonds	-	2,867,967,036	-
Preferred Stocks	-	133,429,435	-
Investment Companies	-	109,767,243	-

Total Assets	$ -	$ 8,903,841,257	$ -

Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans - Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,851,343,143	$131,892,960	$(79,394,846)	$ 52,498,114

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 6.3%
Janus Diversified Alternatives Fund - Class N Shares	1,245,764	$11,996,708
Janus Global Real Estate Fund - Class I Shares	482,131	5,072,023
		17,068,731
Equity Funds – 41.3%
INTECH International Managed Volatility Fund - Class I Shares	1,498,974	11,137,380
INTECH U.S. Managed Volatility Fund - Class N Shares	2,035,617	17,730,226
Janus Adaptive Global Allocation Fund - Class N Shares*	1,452,387	13,231,250
Janus Forty Fund - Class N Shares	71,908	2,290,985
Janus Fund - Class N Shares	114,863	4,202,819
Janus Global Research Fund - Class I Shares	91,766	5,568,332
Janus Global Select Fund - Class I Shares	231,136	2,859,154
Janus International Equity Fund - Class N Shares	1,906,339	21,560,699
Janus Overseas Fund - Class N Shares	155,158	4,200,138
Janus Triton Fund - Class N Shares	279,713	6,327,105
Perkins Large Cap Value Fund - Class N Shares	1,260,062	18,951,335
Perkins Small Cap Value Fund - Class N Shares	146,180	2,990,834
		111,050,257
Fixed Income Funds – 52.4%
Janus Flexible Bond Fund - Class N Shares	1,742,265	18,224,087
Janus Global Bond Fund - Class N Shares	10,901,490	103,782,188
Janus Short-Term Bond Fund - Class N Shares	6,206,888	18,806,872
		140,813,147
Total Investment Companies (cost $264,731,493)		268,932,135
Cash, Receivables and Other Assets, net of Liabilities – 0%		40,983
Net Assets – 100%		$268,973,118

Notes to Schedule of Investments (unaudited)

*	Non-income producing security.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Realized Gain/(Loss)	Dividend Income	Value at 9/30/15
INTECH International Managed Volatility Fund – Class I Shares	1,555,031	6,793	(62,850)	1,498,974	$ (6,354)	$ -	$ 11,137,380
INTECH U.S. Managed Volatility Fund - Class N Shares	2,109,796	9,174	(83,353)	2,035,617	(86,518)	-	17,730,226
Janus Adaptive Global Allocation Fund - Class N Shares	1,506,027	6,577	(60,217)	1,452,387	(15,598)	-	13,231,250
Janus Diversified Alternatives Fund - Class N Shares	1,291,890	5,661	(51,787)	1,245,764	(10,521)	-	11,996,708
Janus Flexible Bond Fund - Class N Shares	1,793,258	19,827	(70,820)	1,742,265	(7,109)	125,372	18,224,087
Janus Forty Fund - Class N Shares	74,552	325	(2,969)	71,908	(20,003)	-	2,290,985
Janus Fund - Class N Shares	119,109	520	(4,766)	114,863	26,795	-	4,202,819
Janus Global Bond Fund - Class N Shares	11,240,165	105,984	(444,659)	10,901,490	(148,118)	543,397	103,782,188
Janus Global Real Estate Fund - Class I Shares	497,943	4,142	(19,954)	482,131	(3,383)	20,706	5,072,023
Janus Global Research Fund - Class I Shares	95,299	421	(3,954)	91,766	26,308	-	5,568,332
Janus Global Select Fund - Class I Shares	240,240	1,063	(10,167)	231,136	(382)	-	2,859,154
Janus International Equity Fund - Class N Shares	1,980,095	8,729	(82,485)	1,906,339	(14,119)	-	21,560,699
Janus Overseas Fund - Class N Shares	161,342	715	(6,899)	155,158	(41,411)	-	4,200,138
Janus Short-Term Bond Fund - Class N Shares	6,410,703	50,219	(254,034)	6,206,888	(6,761)	67,286	18,806,872

Janus Triton Fund - Class N Shares	290,261	1,274	(11,822)	279,713	10,212	-	6,327,105
Perkins Large Cap Value Fund - Class N Shares	1,306,709	5,706	(52,353)	1,260,062	(85,764)	-	18,951,335
Perkins Small Cap Value Fund - Class N Shares	151,630	664	(6,114)	146,180	(7,187)	-	2,990,834
					$ (389,913)	$ 756,761	$ 268,932,135

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 17,068,731	$ -	$ -
Equity Funds	111,050,257	-	-
Fixed Income Funds	140,813,147	-	-
Total Assets	$ 268,932,135	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 266,650,901	$13,420,706	$(11,139,472)	$ 2,281,234

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 9.8%
Janus Diversified Alternatives Fund - Class N Shares	1,339,936	$12,903,588
Janus Global Real Estate Fund - Class I Shares	1,052,077	11,067,854
		23,971,442
Equity Funds – 76.4%
INTECH International Managed Volatility Fund - Class I Shares	3,130,730	23,261,327
INTECH U.S. Managed Volatility Fund - Class N Shares	2,788,529	24,288,084
Janus Adaptive Global Allocation Fund - Class N Shares*	1,389,184	12,655,470
Janus Asia Equity Fund - Class I Shares	144,983	1,213,508
Janus Contrarian Fund - Class I Shares	295,731	5,512,429
Janus Emerging Markets Fund - Class I Shares	1,157,094	8,284,792
Janus Enterprise Fund - Class N Shares	69,128	5,945,027
Janus Forty Fund - Class N Shares	224,989	7,168,141
Janus Global Research Fund - Class I Shares	94,774	5,750,907
Janus Global Select Fund - Class I Shares	340,415	4,210,938
Janus International Equity Fund - Class N Shares	3,254,172	36,804,686
Janus Overseas Fund - Class N Shares	369,159	9,993,126
Janus Triton Fund - Class N Shares	258,767	5,853,315
Janus Twenty Fund - Class D Shares	52,261	2,922,419
Perkins Large Cap Value Fund - Class N Shares	1,581,157	23,780,606
Perkins Mid Cap Value Fund - Class N Shares	265,579	4,913,214
Perkins Small Cap Value Fund - Class N Shares	259,821	5,315,944
		187,873,933
Fixed Income Funds – 13.8%
Janus Global Bond Fund - Class N Shares	3,558,569	33,877,581
Total Investment Companies (cost $231,714,543)		245,722,956
Cash, Receivables and Other Assets, net of Liabilities – 0%		109,401
Net Assets – 100%		$245,832,357

Notes to Schedule of Investments (unaudited)

*	Non-income producing security.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Realized Gain/(Loss)	Dividend Income	Value at 9/30/15
INTECH International Managed Volatility Fund – Class I Shares	3,206,838	30,972	(107,080)	3,130,730	$ (7,060)	$ -	$ 23,261,327
INTECH U.S. Managed Volatility Fund - Class N Shares	2,855,113	27,383	(93,967)	2,788,529	(98,572)	-	24,288,084
Janus Adaptive Global Allocation Fund - Class N Shares	1,422,700	13,723	(47,239)	1,389,184	(12,985)	-	12,655,470
Janus Asia Equity Fund - Class I Shares	148,691	1,471	(5,179)	144,983	(2,485)	-	1,213,508
Janus Contrarian Fund - Class I Shares	302,954	2,932	(10,155)	295,731	(9,841)	-	5,512,429
Janus Diversified Alternatives Fund - Class N Shares	1,372,379	13,304	(45,747)	1,339,936	(7,406)	-	12,903,588
Janus Emerging Markets Fund - Class I Shares	1,186,499	11,709	(41,114)	1,157,094	(21,236)	-	8,284,792
Janus Enterprise Fund - Class N Shares	70,818	686	(2,376)	69,128	14,406	-	5,945,027
Janus Forty Fund - Class N Shares	230,420	2,212	(7,643)	224,989	(49,162)	-	7,168,141
Janus Global Bond Fund - Class N Shares	3,624,977	53,507	(119,915)	3,558,569	(32,274)	163,237	33,877,581
Janus Global Real Estate Fund - Class I Shares	1,073,110	14,666	(35,699)	1,052,077	(4,765)	45,195	11,067,854
Janus Global Research Fund - Class I Shares	97,133	948	(3,307)	94,774	30,627	-	5,750,907
Janus Global Select Fund - Class I	349,033	3,434	(12,052)	340,415	8,792	-	4,210,938

Shares
Janus International Equity Fund - Class N Shares	3,335,442	32,642	(113,912)	3,254,172	(18,365)	-	36,804,686
Janus Overseas Fund - Class N Shares	378,584	3,732	(13,157)	369,159	(39,058)	-	9,993,126
Janus Triton Fund - Class N Shares	265,133	2,575	(8,941)	258,767	9,905	-	5,853,315
Janus Twenty Fund - Class D Shares	53,517	516	(1,772)	52,261	(1,646)	-	2,922,419
Perkins Large Cap Value Fund - Class N Shares	1,619,377	15,615	(53,835)	1,581,157	(91,346)	-	23,780,606
Perkins Mid Cap Value Fund - Class N Shares	272,004	2,632	(9,057)	265,579	(7,414)	-	4,913,214
Perkins Small Cap Value Fund - Class N Shares	266,151	2,585	(8,915)	259,821	(10,277)	-	5,315,944
					$ (350,162)	$ 208,432	$ 245,722,956

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 23,971,442	$ -	$ -
Equity Funds	187,873,933	-	-
Fixed Income Funds	33,877,581	-	-
Total Assets	$ 245,722,956	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 234,055,316	$20,653,052	$ (8,985,412)	$ 11,667,640

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

September 30, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 10.6%
Janus Diversified Alternatives Fund - Class N Shares	2,287,624	$22,029,818
Janus Global Real Estate Fund - Class I Shares	740,665	7,791,799
		29,821,617
Equity Funds – 59.1%
INTECH International Managed Volatility Fund - Class I Shares	2,733,181	20,307,538
INTECH U.S. Managed Volatility Fund - Class N Shares	2,776,381	24,182,279
Janus Adaptive Global Allocation Fund - Class N Shares*	1,557,558	14,189,351
Janus Asia Equity Fund - Class I Shares	79,983	669,460
Janus Contrarian Fund - Class I Shares	172,750	3,220,056
Janus Emerging Markets Fund - Class I Shares	813,476	5,824,490
Janus Forty Fund - Class N Shares	142,779	4,548,951
Janus Fund - Class N Shares	137,565	5,033,519
Janus Global Research Fund - Class I Shares	60,926	3,696,980
Janus Global Select Fund - Class I Shares	209,761	2,594,745
Janus International Equity Fund - Class N Shares	2,827,703	31,981,323
Janus Overseas Fund - Class N Shares	298,277	8,074,354
Janus Triton Fund - Class N Shares	309,116	6,992,198
Janus Twenty Fund - Class D Shares	68,923	3,854,196
Perkins Large Cap Value Fund - Class N Shares	1,673,592	25,170,817
Perkins Small Cap Value Fund - Class N Shares	301,333	6,165,275
		166,505,532
Fixed Income Funds – 30.3%
Janus Global Bond Fund - Class N Shares	7,664,617	72,967,150
Janus Short-Term Bond Fund - Class N Shares	4,121,466	12,488,043
		85,455,193
Total Investment Companies (cost $271,489,389)		281,782,342
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(26,693)
Net Assets – 100%		$281,755,649

Notes to Schedule of Investments (unaudited)

*	Non-income producing security.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Realized Gain/(Loss)	Dividend Income	Value at 9/30/15

INTECH International Managed Volatility Fund - Class I Shares	2,839,590	8,407	(114,816)	2,733,181	$ (2,420)	$ -	$20,307,538
INTECH U.S. Managed Volatility Fund - Class N Shares	2,882,851	8,475	(114,945)	2,776,381	(122,483)	-	24,182,279
Janus Adaptive Global Allocation Fund - Class N Shares	1,617,902	4,780	(65,124)	1,557,558	(19,992)	-	14,189,351
Janus Asia Equity Fund - Class I Shares	83,304	252	(3,573)	79,983	(904)	-	669,460
Janus Contrarian Fund - Class I Shares	179,513	532	(7,295)	172,750	(6,470)	-	3,220,056
Janus Diversified Alternatives Fund - Class N Shares	2,376,614	7,034	(96,024)	2,287,624	(21,899)	-	22,029,818
Janus Emerging Markets Fund - Class I Shares	846,649	2,548	(35,721)	813,476	(45,549)	-	5,824,490
Janus Forty Fund - Class N Shares	148,297	438	(5,956)	142,779	(70,825)	-	4,548,951
Janus Fund - Class N Shares	142,892	422	(5,749)	137,565	69,099	-	5,033,519
Janus Global Bond Fund - Class N Shares	7,917,852	63,537	(316,772)	7,664,617	(162,027)	384,003	72,967,150
Janus Global Real Estate Fund - Class I Shares	766,279	5,285	(30,899)	740,665	(5,080)	31,801	7,791,799
Janus Global Research Fund - Class I Shares	63,364	189	(2,627)	60,926	27,688	-	3,696,980
Janus Global Select Fund - Class I Shares	218,307	656	(9,202)	209,761	10,372	-	2,594,745
Janus International Equity Fund - Class N Shares	2,940,627	8,796	(121,720)	2,827,703	14,109	-	31,981,323
Janus Overseas Fund - Class N Shares	310,432	934	(13,089)	298,277	(95,754)	-	8,074,354
Janus Short-Term Bond Fund - Class N Shares	4,264,929	27,402	(170,865)	4,121,466	(4,762)	44,913	12,488,043
Janus Triton Fund - Class N Shares	321,277	954	(13,115)	309,116	51,555	-	6,992,198
Janus Twenty Fund - Class D Shares	71,594	211	(2,882)	68,923	(4,320)	-	3,854,196
Perkins Large Cap Value Fund - Class N Shares	1,738,462	5,132	(70,002)	1,673,592	(122,964)	-	25,170,817
Perkins Small Cap Value Fund - Class N Shares	313,138	928	(12,733)	301,333	(13,219)	-	6,165,275
					$ (525,845)	$ 460,717	$ 281,782,342

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 29,821,617	$ -	$ -
Equity Funds	166,505,532	-	-
Fixed Income Funds	85,455,193	-	-
Total Assets	$ 281,782,342	$ -	$ -

Significant Accounting Policies

Janus Global Allocation Fund - Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 273,427,786	$18,939,452	$(10,584,896)	$ 8,354,556

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Bond Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.7%
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	$221,000		$226,637
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	391,000		393,382
Aventura Mall Trust 2013-AVM, 3.8674%, 12/5/32 (144A)‡	440,000		434,786
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.7157%, 4/14/33 (144A)‡	494,000		438,592
Boca Hotel Portfolio Trust 2013-BOCA, 3.2566%, 8/15/26 (144A)‡	350,000		349,075
Broadgate Financing PLC, 1.5381%, 1/5/22‡	868,125	GBP	1,288,453
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	158,000		164,100
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		212,412
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	526,000		499,266
DB Master Finance LLC 2015-1, 3.2620%, 2/20/45 (144A)	416,905		419,424
DECO 12-UK 4 PLC, 0.8510%, 1/27/20‡	779,318	GBP	1,099,808
DECO 2012-MHILL, Ltd., 2.8504%, 7/28/21‡	1,950,000	GBP	2,939,083
DECO 2012-MHILL, Ltd., 2.8504%, 7/28/21‡	1,080,000	GBP	1,625,784
Eddystone Finance PLC, 1.1091%, 4/19/21‡	993,997	GBP	1,444,683
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.3939%, 3/25/25‡	646,000		645,999
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	778,573		703,735
German Residential Funding 2013-2, Ltd., 1.1170%, 8/27/24‡	778,383	EUR	876,215
German Residential Funding 2013-2, Ltd., 3.4670%, 8/27/24‡	765,317	EUR	871,169
German Residential Funding 2013-2, Ltd., 2.9670%, 11/27/24‡	915,741	EUR	1,032,371
GS Mortgage Securities Corp. II, 3.5495%, 12/10/27 (144A)‡	680,000		656,446
Hilton USA Trust 2013-HLT, 4.6017%, 11/5/30 (144A)‡	200,000		201,938
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU,
3.7066%, 12/15/28 (144A)‡	163,000		162,895
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.0066%, 1/15/32 (144A)‡	303,000		301,068
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.1566%, 1/15/32 (144A)‡	305,000		302,104
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
2.9440%, 7/15/36‡	133,000		133,000
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.6940%, 7/15/36‡	403,000		403,000
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	150,275		156,756
London & Regional Debt Securitisation No 2 PLC, 5.8841%, 10/15/18‡	1,530,283	GBP	2,316,619
Magellan Mortgages No 3 PLC, 0.2360%, 5/15/58‡	3,414,411	EUR	3,242,727
Nemus II Arden PLC, 0.8156%, 2/15/20‡	2,804,703	GBP	4,114,831
Residential Mortgage Securities 28 PLC, 2.2363%, 6/15/46‡	1,579,000	GBP	2,305,974
Santander Drive Auto Receivables Trust, 2.5200%, 9/17/18	276,000		278,969
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		437,636
Scandinavian Consumer Loans No 4, Ltd., 3.9000%, 1/15/37‡	16,100,000	NOK	1,909,319
Starwood Retail Property Trust 2014-STAR, 3.4476%, 11/15/27 (144A)‡	3,330,900		3,300,642
Starwood Retail Property Trust 2014-STAR, 4.3476%, 11/15/27 (144A)‡	439,000		435,556
Taurus 2013 GMF1 PLC, 1.0210%, 5/21/24‡	327,476	EUR	367,171
Taurus 2013 GMF1 PLC, 1.9710%, 5/21/24‡	611,609	EUR	686,088
Ulysses European Loan Conduit No 27 PLC, 0.8006%, 7/25/17‡	1,006,000	GBP	1,441,686
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,349,000		1,355,626
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $43,100,882)			40,175,025
Bank Loans and Mezzanine Loans – 3.2%
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	665,000		660,983
Consumer Cyclical – 0.4%
Hanesbrands, Inc., 3.2500%, 4/29/22‡	765,083		767,630
Staples, Inc., 0%, 4/23/21(a),‡	266,000		264,439
			1,032,069
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	606,325		602,917
Industrial – 0.8%
American Builders & Contractors Supply Co., Inc., 3.5000%, 4/16/20‡	2,455,268		2,432,753
Technology – 1.6%
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	4,733,003		4,726,093
Total Bank Loans and Mezzanine Loans (cost $9,502,582)			9,454,815
Corporate Bonds – 36.3%
Banking – 8.1%
ABN AMRO Bank NV, 4.7500%, 7/28/25	2,974,000		2,950,502
Ally Financial, Inc., 4.6250%, 5/19/22	563,000		553,851
Bank of America Corp., 8.0000%µ	731,000		763,895
Bank of Ireland, 4.2500%, 6/11/24	2,557,000	EUR	2,888,838
Bankia SA, 4.0000%, 5/22/24‡	1,400,000	EUR	1,507,954
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	2,882,000		2,843,952
Morgan Stanley, 5.0000%, 9/30/21	3,744,000	AUD	2,776,502

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Morgan Stanley, 4.1000%, 5/22/23	$779,000		$788,436
Royal Bank of Scotland Group PLC, 1.6250%, 6/25/19	1,421,000	EUR	1,583,557
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	2,446,000		2,604,175
Svenska Handelsbanken AB, 5.2500%µ	1,774,000		1,672,439
UBS AG, 4.7500%, 2/12/26‡	1,310,000	EUR	1,537,731
Wells Fargo & Co., 5.8750%µ	178,000		182,228
Zions Bancorporation, 5.8000%µ	1,111,000		1,061,005
			23,715,065
Basic Industry – 1.7%
Albemarle Corp., 1.8750%, 12/8/21	1,407,000	EUR	1,498,556
Albemarle Corp., 4.1500%, 12/1/24	403,000		404,268
Alcoa, Inc., 5.1250%, 10/1/24	39,000		36,758
Ashland, Inc., 6.8750%, 5/15/43	617,000		573,810
Rockwood Specialties Group, Inc., 4.6250%, 10/15/20	2,292,000		2,372,415
			4,885,807
Brokerage – 2.4%
E*TRADE Financial Corp., 5.3750%, 11/15/22	328,000		347,680
E*TRADE Financial Corp., 4.6250%, 9/15/23	1,118,000		1,129,180
Lazard Group LLC, 4.2500%, 11/14/20	764,000		809,268
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	533,000		564,314
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	898,000		822,679
Raymond James Financial, Inc., 5.6250%, 4/1/24	1,677,000		1,896,087
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	707,000		711,973
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	588,000		601,949
			6,883,130
Capital Goods – 2.8%
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		615,200
Exelis, Inc., 5.5500%, 10/1/21	794,000		881,904
Harris Corp., 3.8320%, 4/27/25	276,000		270,214
Harris Corp., 5.0540%, 4/27/45	417,000		402,484
Holcim Finance Canada, Inc., 3.6500%, 4/10/18	2,580,000	CAD	2,012,006
Martin Marietta Materials, Inc., 1.4266%, 6/30/17‡	639,000		634,204
Mohawk Industries, Inc., 2.0000%, 1/14/22	1,557,000	EUR	1,737,859
Vulcan Materials Co., 7.0000%, 6/15/18	374,000		417,010
Vulcan Materials Co., 7.5000%, 6/15/21	31,000		35,495
Vulcan Materials Co., 4.5000%, 4/1/25	1,279,000		1,253,420
			8,259,796
Communications – 2.0%
CCO Safari II LLC, 4.9080%, 7/23/25	624,000		621,007
Discovery Communications LLC, 2.3750%, 3/7/22	377,000	EUR	423,697
Discovery Communications LLC, 1.9000%, 3/19/27	613,000	EUR	586,205
Rogers Communications, Inc., 5.3800%, 11/4/19	1,162,000	CAD	977,672
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	3,131,000		3,248,932
			5,857,513
Consumer Cyclical – 4.1%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	804,000		786,071
CVS Health Corp., 2.8000%, 7/20/20	1,116,000		1,133,860
CVS Health Corp., 3.5000%, 7/20/22	626,000		646,548
CVS Health Corp., 3.8750%, 7/20/25	930,000		958,651
DR Horton, Inc., 3.7500%, 3/1/19†	493,000		496,081
Expedia, Inc., 2.5000%, 6/3/22	1,569,000	EUR	1,705,212
FCE Bank PLC, 1.8750%, 4/18/19	1,110,000	EUR	1,259,507
FCE Bank PLC, 1.8750%, 6/24/21	1,042,000	EUR	1,157,839
General Motors Co., 4.8750%, 10/2/23	640,000		649,080
Schaeffler Finance BV, 3.2500%, 5/15/19	714,000	EUR	784,793
Schaeffler Finance BV, 3.5000%, 5/15/22	698,000	EUR	766,232
Volkswagen International Finance NV, 3.5000%µ	747,000	EUR	609,278
Volkswagen International Finance NV, 3.7500%µ	683,000	EUR	656,332
Volkswagen International Finance NV, 4.6250%µ	181,000	EUR	173,825
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	316,000		289,535
			12,072,844
Consumer Non-Cyclical – 3.9%
Actavis Funding SCS, 3.0000%, 3/12/20	1,070,000		1,070,937
Actavis Funding SCS, 3.8000%, 3/15/25	941,000		909,043
Actavis Funding SCS, 4.5500%, 3/15/35	589,000		541,916
Bayer AG, 2.3750%, 4/2/75‡	1,531,000	EUR	1,549,125
FMC Finance VIII SA, 5.2500%, 7/31/19	555,000	EUR	701,959
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	787,000		844,058
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	448,000		450,935
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	385,000		393,284
Laboratory Corp. of America Holdings, 3.2000%, 2/1/22	844,000		840,073
Valeant Pharmaceuticals International, Inc., 4.5000%, 5/15/23	870,000	EUR	867,356

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Valeant Pharmaceuticals International, Inc., 5.8750%, 5/15/23 (144A)	$443,000		$423,342
Valeant Pharmaceuticals International, Inc., 6.1250%, 4/15/25 (144A)	442,000		421,005
Zimmer Biomet Holdings, Inc., 2.7000%, 4/1/20	795,000		797,908
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	939,000		929,708
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	774,000		757,918
			11,498,567
Energy – 2.6%
Chesapeake Energy Corp., 5.3750%, 6/15/21	476,000		316,540
Chesapeake Energy Corp., 4.8750%, 4/15/22	105,000		68,513
Cimarex Energy Co., 5.8750%, 5/1/22	275,000		288,803
Cimarex Energy Co., 4.3750%, 6/1/24	780,000		759,428
DCP Midstream Operating LP, 5.6000%, 4/1/44	202,000		163,492
EnLink Midstream Partners LP, 5.6000%, 4/1/44	327,000		297,586
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	1,895,000		1,886,455
Total SA, 2.2500%µ	2,296,000	EUR	2,365,238
Total SA, 2.6250%µ	1,505,000	EUR	1,478,361
			7,624,416
Finance Companies – 0.8%
Baggot Securities, Ltd., 10.2400% (144A)µ	290,000	EUR	327,946
GE Capital Trust I, 6.3750%, 11/15/67‡	240,000		257,400
General Electric Capital Corp., 6.3750%, 11/15/67‡	344,000		368,725
General Electric Capital Corp., 6.2500%µ	800,000		868,000
General Electric Capital Corp., 7.1250%µ	500,000		577,500
			2,399,571
Financial – 1.0%
Kennedy Wilson Europe Real Estate PLC, 3.9500%, 6/30/22	1,921,000	GBP	2,888,444
Government Sponsored – 0.6%
Permanent TSB PLC, 2.3750%, 5/22/18	1,500,000	EUR	1,686,353
Insurance – 0.6%
CNO Financial Group, Inc., 4.5000%, 5/30/20	184,000		187,680
CNO Financial Group, Inc., 5.2500%, 5/30/25	522,000		529,830
Primerica, Inc., 4.7500%, 7/15/22	861,000		936,720
			1,654,230
Real Estate Investment Trusts (REITs) – 0.7%
Prologis International Funding II SA, 2.7500%, 10/23/18	1,860,000	EUR	2,169,941
Technology – 5.0%
Cadence Design Systems, Inc., 4.3750%, 10/15/24	3,042,000		3,099,844
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	328,000		324,412
Molex Electronic Technologies LLC, 3.9000%, 4/15/25 (144A)	974,000		949,157
Seagate HDD Cayman, 4.7500%, 6/1/23	262,000		258,580
Seagate HDD Cayman, 4.7500%, 1/1/25	1,352,000		1,297,867
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	672,000		625,068
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	772,000		742,514
Trimble Navigation, Ltd., 4.7500%, 12/1/24	1,956,000		1,956,415
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	2,155,000		2,135,463
Verisk Analytics, Inc., 4.8750%, 1/15/19	490,000		521,246
Verisk Analytics, Inc., 5.8000%, 5/1/21	699,000		794,211
Verisk Analytics, Inc., 4.0000%, 6/15/25	1,374,000		1,358,802
Verisk Analytics, Inc., 5.5000%, 6/15/45	743,000		730,209
			14,793,788
Total Corporate Bonds (cost $112,316,055)			106,389,465
Foreign Government Bonds – 30.1%
Bundesrepublik Deutschland, 1.0000%, 8/15/24	2,559,000	EUR	2,995,549
Bundesrepublik Deutschland, 0.5000%, 2/15/25	3,143,000	EUR	3,501,899
Bundesrepublik Deutschland, 2.5000%, 7/4/44	561,000	EUR	808,426
Ireland Government Bond, 3.9000%, 3/20/23	4,105,000	EUR	5,589,342
Ireland Government Bond, 3.4000%, 3/18/24	697,000	EUR	925,559
Ireland Government Bond, 2.4000%, 5/15/30	2,867,000	EUR	3,470,665
Ireland Government Bond, 2.0000%, 2/18/45	1,587,000	EUR	1,688,382
Italy Buoni Poliennali Del Tesoro, 4.5000%, 5/1/23	1,856,000	EUR	2,528,899
Italy Buoni Poliennali Del Tesoro, 4.5000%, 3/1/24	1,217,000	EUR	1,669,395
Italy Buoni Poliennali Del Tesoro, 1.5000%, 6/1/25	1,498,000	EUR	1,642,452
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/44 (144A)	1,288,000	EUR	1,997,592
Mexican Bonos, 4.7500%, 6/14/18	54,210,000	MXN	3,216,114
Mexican Bonos, 7.7500%, 11/13/42	42,335,000	MXN	2,768,627
New Zealand Government Bond, 5.0000%, 3/15/19	6,617,000	NZD	4,557,627
New Zealand Government Bond, 3.0000%, 4/15/20	2,512,000	NZD	1,624,095
New Zealand Government Bond, 5.5000%, 4/15/23	14,965,000	NZD	11,178,454
New Zealand Government Bond, 4.5000%, 4/15/27	4,371,000	NZD	3,112,740
Spain Government Bond, 4.8500%, 10/31/20 (144A)	1,291,000	EUR	1,721,748
Spain Government Bond, 5.5000%, 4/30/21 (144A)	1,200,000	EUR	1,660,761
Spain Government Bond, 4.4000%, 10/31/23 (144A)	3,494,000	EUR	4,713,431
Spain Government Bond, 1.6000%, 4/30/25	1,498,000	EUR	1,641,689

Shares or Principal Amounts			Value
Foreign Government Bonds – (continued)
Spain Government Bond, 5.1500%, 10/31/44 (144A)	$515,000	EUR	$812,998
Sweden Government Bond, 1.5000%, 11/13/23	23,685,000	SEK	3,043,775
Sweden Government Bond, 2.5000%, 5/12/25	67,975,000	SEK	9,457,895
United Kingdom Gilt, 2.2500%, 9/7/23	3,142,961	GBP	4,994,264
United Kingdom Gilt, 2.0000%, 9/7/25	1,010,000	GBP	1,558,948
United Kingdom Gilt, 3.2500%, 1/22/44	2,290,000	GBP	4,008,065
United Kingdom Gilt, 3.5000%, 1/22/45	847,000	GBP	1,549,413
Total Foreign Government Bonds (cost $95,454,299)			88,438,804
U.S. Treasury Notes/Bonds – 14.6%
0.5000%, 6/30/16	5,012,000		5,020,616
0.6250%, 7/15/16	6,718,000		6,733,922
1.0000%, 9/30/16†	17,239,000		17,343,382
2.0000%, 8/15/25	3,004,000		2,988,121
3.5000%, 2/15/39	745,000		840,337
2.5000%, 2/15/45	2,983,000		2,746,147
3.0000%, 5/15/45	4,164,000		4,261,267
2.8750%, 8/15/45	3,056,000		3,054,487
Total U.S. Treasury Notes/Bonds (cost $42,745,329)			42,988,279
Preferred Stocks – 0.6%
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	24,250		648,203
Morgan Stanley Capital Trust III, 6.2500%	4,479		113,722
Morgan Stanley Capital Trust IV, 6.2500%	623		15,774
Morgan Stanley Capital Trust V, 5.7500%	312		7,809
Morgan Stanley Capital Trust VIII, 6.4500%	250		6,293
			791,801
Commercial Banks – 0.3%
Wells Fargo & Co., 6.6250%	28,100		768,535
Diversified Financial Services – 0%
General Electric Capital Corp., 4.7000%	3,112		77,458
Total Preferred Stocks (cost $1,532,850)			1,637,794
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $2,289,000)	2,289,000		2,289,000
Total Investments (total cost $306,940,997) – 99.3%			291,373,182
Cash, Receivables and Other Assets, net of Liabilities – 0.7%			1,966,290
Net Assets – 100%			$293,339,472

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$129,607,119	44.5%
United Kingdom	36,669,525	12.6
Ireland	27,164,434	9.3
New Zealand	20,472,916	7.0
Sweden	16,083,428	5.5
Germany	13,681,011	4.7
Spain	12,058,581	4.2
Italy	10,682,290	3.7
Mexico	5,984,741	2.1
Singapore	4,726,093	1.6
France	3,843,599	1.3
Canada	3,775,749	1.3
Netherlands	2,950,502	1.0
Taiwan	2,135,463	0.7
Switzerland	1,537,731	0.5

Total	$291,373,182	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase & Co.:
Australian Dollar	10/28/15	4,000,000	$2,802,419	$(2,995)
British Pound	10/28/15	(3,014,000)	(4,558,014)	(38,864)
Canadian Dollar	10/28/15	(3,864,000)	(2,895,518)	(2,188)
Euro	10/28/15	20,488,000	22,900,868	50,233
Euro	10/28/15	10,360,000	11,580,096	(4,867)
Indian Rupee	10/28/15	(403,948,000)	(6,123,286)	53,900
Japanese Yen	10/28/15	(3,875,484,000)	(32,320,822)	42,391
Mexican Peso	10/28/15	5,386,000	317,901	(4,012)
New Zealand Dollar	10/28/15	32,633,000	20,811,177	(462,658)
Norwegian Krone	10/28/15	16,400,000	1,926,238	52,983
Swedish Krona	10/28/15	105,234,000	12,584,683	(84,357)
Total			$27,025,742	$(400,434)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $36,660,350, which represents 12.5% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2015, is $3,215,013.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	-	44,114,936	(41,825,936)	2,289,000	$ 1,531	$ 2,289,000

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$702,454	$703,735	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 40,175,025	$ -
Bank Loans and Mezzanine Loans	-	9,454,815	-
Corporate Bonds	-	106,389,465	-
Foreign Government Bonds	-	88,438,804	-
U.S. Treasury Notes/Bonds	-	42,988,279	-
Preferred Stocks		1,637,794
Investment Companies	-	2,289,000	-
Total Investments in Securities	$ -	$ 291,373,182	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 199,507	$ -
Total Assets	$ -	$ 291,572,689	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 599,941	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended September 30, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $52,546,854 and $77,191,387, respectively.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans - Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-

backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 307,365,164	$ 1,183,733	$(17,175,715)	$ (15,991,982)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.2%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33†	$19,050,764	$19,251,521
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36†	1,193,279	1,035,197
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37†	828,379	688,931
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37†	3,870,400	3,359,260
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	2,230,258	2,168,474
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36†	2,629,651	2,268,908
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22†	992,051	862,083
Banc of America Alternative Loan Trust 2003-5, 5.5000%, 7/25/33†	9,540,507	9,693,718
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36†,‡	1,819,925	1,777,217
Banc of America Funding 2007-2 Trust, 5.7313%, 3/25/37†,‡	1,758,878	1,744,775
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	53,663	50,473
Banc of America Mortgage Trust 2004-5, 4.7500%, 6/25/19	188,186	190,503
Bear Stearns ALT-A Trust 2005-4, 2.6813%, 5/25/35†,‡	3,436,152	2,749,599
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	3,376,434	3,071,282
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36†	10,160,007	9,819,555
Equity One Mortgage Pass-Through Trust 2003-4, 5.1073%, 10/25/34†,(b)	316,021	283,258
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36†	978,379	858,983
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36†	1,218,194	908,725
IndyMac INDA Mortgage Loan Trust 2006-AR1, 4.7252%, 8/25/36†,‡	1,476,446	1,415,816
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	2,935,439	2,765,533
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36†	5,068,769	4,458,332
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37†	2,519,136	2,108,383
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36†	7,117,520	6,539,414
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46†,(b)	1,833,016	1,022,876
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	815,475	786,553
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37†,(b)	597,130	558,856
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36†	928,909	733,746
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37†	6,324,306	4,539,644
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21†	2,854,237	2,834,526
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
4.3224%, 8/25/36†,‡	2,872,594	2,563,075
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.0431%, 5/25/37†,‡	8,226,638	7,116,905
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37†	6,799,686	5,006,283
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)†	9,386,056	9,286,714
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $114,246,372)		112,519,118
Corporate Bonds – 64.9%
Banking – 15.4%
Ally Financial, Inc., 3.1250%, 1/15/16†	35,340,000	35,207,475
Ally Financial, Inc., 3.5000%, 7/18/16†	11,173,000	11,201,156
Ally Financial, Inc., 5.5000%, 2/15/17†	11,463,000	11,749,575
Ally Financial, Inc., 3.2500%, 9/29/17†	17,154,000	16,961,017
Ally Financial, Inc., 3.2500%, 2/13/18†	45,679,000	44,993,815
Ally Financial, Inc., 3.6000%, 5/21/18†	42,370,000	41,893,337
Ally Financial, Inc., 8.0000%, 12/31/18	5,265,000	5,804,663
Bank of America Corp., 5.2500%, 12/1/15†	514,000	517,408
Bank of America Corp., 6.0500%, 5/16/16†	2,906,000	2,989,033
Bank of America Corp., 5.7500%, 8/15/16†	11,275,000	11,679,400
Bank of America Corp., 5.7000%, 5/2/17†	1,553,000	1,638,955
Capital One Financial Corp., 1.0000%, 11/6/15†	6,000,000	6,001,452
China Merchants Bank Co., Ltd., Hong Kong, 2.3750%, 6/12/17	3,000,000	3,017,781
Citigroup Global Markets Holdings, Inc., 9/7/16†	7,034,000	6,946,570
Countrywide Financial Corp., 6.2500%, 5/15/16†	3,765,000	3,871,881
HSBC Bank Brasil SA - Banco Multiplo, 4.0000%, 5/11/16 (144A)†	2,294,000	2,259,590
Santander Holdings USA, Inc., 4.6250%, 4/19/16†	1,424,000	1,451,028
Toll Road Investors Partnership II LP, 0%, 2/15/43 (144A)†,◊,§	9,400,000	1,368,969
Wells Fargo & Co., 5.1250%, 9/15/16†	2,700,000	2,802,241
		212,355,346
Basic Industry – 1.3%
Alcoa, Inc., 5.5500%, 2/1/17†	2,159,000	2,223,770
ArcelorMittal, 4.5000%, 3/1/16†	1,267,000	1,284,105
Ashland, Inc., 3.8750%, 4/15/18	8,325,000	8,387,437
Eastman Chemical Co., 3.0000%, 12/15/15†	6,000,000	6,024,108
Glencore Finance Canada, Ltd., 2.0500%, 10/23/15	188,000	187,812
United States Steel Corp., 6.0500%, 6/1/17†	138,000	131,445
		18,238,677
Brokerage – 0.7%
Jefferies Group LLC, 3.8750%, 11/9/15†	5,124,000	5,137,205
Nomura Holdings, Inc., 4.1250%, 1/19/16†	4,695,000	4,735,377
		9,872,582

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – 2.6%
CNH Industrial America LLC, 7.2500%, 1/15/16†	$5,283,000	$5,342,434
CNH Industrial Capital LLC, 3.8750%, 11/1/15†	20,072,000	20,021,820
Hanson, Ltd., 6.1250%, 8/15/16†	3,300,000	3,393,060
Harris Corp., 2.7000%, 10/15/15†	2,097,000	2,095,952
Masco Corp., 6.1250%, 10/3/16	881,000	914,055
Pentair Finance SA, 1.3500%, 12/1/15†	4,553,000	4,555,691
		36,323,012
Communications – 5.2%
CBS Corp., 7.6250%, 1/15/16†	3,000,000	3,053,991
CenturyLink, Inc., 6.0000%, 4/1/17†	6,000,000	6,165,000
CenturyLink, Inc., 5.1500%, 6/15/17†	7,567,000	7,775,092
DISH DBS Corp., 7.1250%, 2/1/16†	42,479,000	42,797,592
Embarq Corp., 7.0820%, 6/1/16†	268,000	275,255
Historic TW, Inc., 8.0500%, 1/15/16†	1,175,000	1,198,089
PCCW-HKT Capital No 4, Ltd., 4.2500%, 2/24/16†	4,900,000	4,952,822
Qwest Corp., 6.5000%, 6/1/17†	1,446,000	1,543,894
Verizon Communications, Inc., 2.5000%, 9/15/16†	3,720,000	3,771,113
		71,532,848
Consumer Cyclical – 8.1%
Amazon.com, Inc., 0.6500%, 11/27/15†	26,233,000	26,241,526
Carnival Corp., 1.2000%, 2/5/16†	5,081,000	5,086,421
Dillard's, Inc., 6.6250%, 1/15/18	3,468,000	3,750,382
Dillard's, Inc., 7.1300%, 8/1/18	3,768,000	4,205,804
DR Horton, Inc., 4.7500%, 5/15/17†	1,267,000	1,304,218
Ford Motor Credit Co. LLC, 2.5000%, 1/15/16†	29,857,000	29,997,238
Ford Motor Credit Co. LLC, 4.2070%, 4/15/16†	7,491,000	7,608,953
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16†	4,000,000	4,071,064
Ford Motor Credit Co. LLC, 8.0000%, 12/15/16†	1,425,000	1,531,695
Ford Motor Credit Co. LLC, 1.4610%, 3/27/17†	3,361,000	3,341,856
General Motors Financial Co., Inc., 2.7500%, 5/15/16†	15,291,000	15,384,734
Kia Motors Corp., 3.6250%, 6/14/16†	800,000	810,697
MGM Resorts International, 6.8750%, 4/1/16†	1,383,000	1,402,016
MGM Resorts International, 7.5000%, 6/1/16†	850,000	873,375
MGM Resorts International, 10.0000%, 11/1/16†	1,000,000	1,067,500
Western Union Co., 2.3750%, 12/10/15†	1,641,000	1,644,694
Wyndham Worldwide Corp., 2.9500%, 3/1/17†	2,650,000	2,682,288
		111,004,461
Consumer Non-Cyclical – 3.6%
Becton Dickinson and Co., 0.7872%, 6/15/16†,‡	6,912,000	6,910,721
ConAgra Foods, Inc., 1.3000%, 1/25/16†	2,074,000	2,075,684
Constellation Brands, Inc., 7.2500%, 9/1/16†	8,114,000	8,438,560
Constellation Brands, Inc., 7.2500%, 5/15/17†	1,267,000	1,358,858
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17†	1,283,000	1,372,810
Quest Diagnostics, Inc., 3.2000%, 4/1/16†	3,000,000	3,035,091
Reynolds American, Inc., 1.0500%, 10/30/15†	4,062,000	4,062,004
Reynolds American, Inc., 3.5000%, 8/4/16†	5,403,000	5,488,070
Safeway, Inc., 3.4000%, 12/1/16†	4,000,000	3,982,500
Safeway, Inc., 6.3500%, 8/15/17†	4,133,000	4,298,320
Thermo Fisher Scientific, Inc., 3.2000%, 3/1/16†	2,133,000	2,152,747
Zoetis, Inc., 1.1500%, 2/1/16†	6,285,000	6,289,255
		49,464,620
Electric – 2.3%
LG&E and KU Energy LLC, 2.1250%, 11/15/15†	5,883,000	5,892,595
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)†	8,470,000	8,580,584
PSEG Power LLC, 5.5000%, 12/1/15†	3,225,000	3,248,810
Talen Energy Supply LLC, 5.7000%, 10/15/15†	3,835,000	3,815,825
Talen Energy Supply LLC, 6.5000%, 5/1/18	4,000,000	4,060,000
TECO Finance, Inc., 4.0000%, 3/15/16†	5,382,000	5,456,821
		31,054,635
Energy – 8.7%
Anadarko Petroleum Corp., 5.9500%, 9/15/16†	1,424,000	1,479,849
DCP Midstream Operating LP, 2.5000%, 12/1/17	1,055,000	967,526
Gazprom OAO Via Gaz Capital SA, 4.3000%, 11/12/15 (144A)†	21,219,000	21,280,747
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/16†	6,630,000	6,691,904
Kinder Morgan Finance Co. LLC, 5.7000%, 1/5/16†	20,462,000	20,673,393
Lukoil International Finance BV, 6.3560%, 6/7/17 (144A)†	4,000,000	4,162,600
Marathon Oil Corp., 0.9000%, 11/1/15†	5,069,000	5,067,895
Marathon Petroleum Corp., 3.5000%, 3/1/16†	11,505,000	11,621,753
ONEOK Partners LP, 3.2500%, 2/1/16†	7,346,000	7,378,756
Pioneer Natural Resources Co., 5.8750%, 7/15/16†	3,044,000	3,148,424
Pioneer Natural Resources Co., 6.6500%, 3/15/17†	1,500,000	1,588,563
Sabine Pass LNG LP, 7.5000%, 11/30/16†	13,500,000	13,803,750
Spectra Energy Partners LP, 2.9500%, 6/15/16†	2,472,000	2,503,493
Tennessee Gas Pipeline Co. LLC, 8.0000%, 2/1/16†	1,424,000	1,454,249

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Tennessee Gas Pipeline Co. LLC, 7.5000%, 4/1/17†	$4,000,000	$4,293,868
Transocean, Inc., 5.5500%, 12/15/16†	14,429,000	14,248,637
		120,365,407
Finance Companies – 2.5%
Air Lease Corp., 4.5000%, 1/15/16†	4,186,000	4,206,930
Aircastle, Ltd., 6.7500%, 4/15/17†	1,283,000	1,343,943
Aviation Capital Group Corp., 3.8750%, 9/27/16 (144A)†	7,516,000	7,591,160
CIT Group, Inc., 5.0000%, 5/15/17†	8,702,000	8,919,550
CIT Group, Inc., 4.2500%, 8/15/17	7,441,000	7,534,013
GATX Corp., 3.5000%, 7/15/16†	1,424,000	1,446,240
International Lease Finance Corp., 5.7500%, 5/15/16†	2,822,000	2,864,330
iStar Financial, Inc., 3.8750%, 7/1/16†	868,000	859,320
		34,765,486
Financial – 0.3%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.5000%, 3/15/17†	4,000,000	4,012,480
Government Sponsored – 1.6%
Eksportfinans ASA, 2.3750%, 5/25/16†	10,880,000	10,895,232
Eksportfinans ASA, 5.5000%, 5/25/16†	6,759,000	6,897,560
Eksportfinans ASA, 5.5000%, 6/26/17	4,050,000	4,261,613
		22,054,405
Insurance – 0.7%
American International Group, Inc., 5.0500%, 10/1/15	2,967,000	2,967,000
Kemper Corp., 6.0000%, 5/15/17†	6,000,000	6,337,812
		9,304,812
Natural Gas – 0.1%
Sempra Energy, 6.5000%, 6/1/16†	1,827,000	1,891,150
Owned No Guarantee – 7.8%
Banco do Nordeste do Brasil SA, 3.6250%, 11/9/15†	327,000	325,448
Gazprom OAO Via Gaz Capital SA, 5.0920%, 11/29/15 (144A)†	20,732,000	20,833,255
Gazprom OAO Via Gaz Capital SA, 4.9500%, 5/23/16 (144A)†	5,378,000	5,446,451
Petrobras Global Finance BV, 3.8750%, 1/27/16†	47,786,000	46,950,018
Petrobras Global Finance BV, 2.0000%, 5/20/16†	18,637,000	17,891,520
Petrobras Global Finance BV, 6.1250%, 10/6/16†	9,350,000	9,041,450
Petrobras Global Finance BV, 3.5000%, 2/6/17†	5,615,000	4,997,350
Petrobras Global Finance BV, 3.2500%, 3/17/17†	2,687,000	2,371,278
		107,856,770
Real Estate Investment Trusts (REITs) – 1.0%
HCP, Inc., 3.7500%, 2/1/16†	3,743,000	3,774,857
Kimco Realty Corp., 5.5840%, 11/23/15†	3,153,000	3,172,088
Realty Income Corp., 5.5000%, 11/15/15†	6,000,000	6,028,800
		12,975,745
Technology – 2.3%
Dell, Inc., 3.1000%, 4/1/16	4,405,000	4,405,000
Hewlett-Packard Co., 2.2000%, 12/1/15†	5,615,000	5,627,920
Hewlett-Packard Co., 2.6500%, 6/1/16†	5,413,000	5,473,225
Hewlett-Packard Co., 3.0000%, 9/15/16†	8,748,000	8,911,211
Hewlett-Packard Co., 3.3000%, 12/9/16†	1,425,000	1,454,089
Juniper Networks, Inc., 3.1000%, 3/15/16†	889,000	897,113
Pitney Bowes, Inc., 4.7500%, 1/15/16†	4,841,000	4,893,026
		31,661,584
Transportation – 0.7%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)†	10,139,000	10,200,909
Total Corporate Bonds (cost $902,318,381)		894,934,929
Foreign Government Bonds – 0.5%
Banco Nacional de Desenvolvimento Economico e Social,
3.3750%, 9/26/16 (144A)† (cost $6,782,710)	6,729,000	6,686,944
Common Stocks – 16.6%
Aerospace & Defense – 3.2%
Precision Castparts Corp.†	193,792	44,515,960
Chemicals – 12.8%
Sigma-Aldrich Corp.†	1,263,785	175,565,012
Media – 0.1%
Cablevision Systems Corp. - Class A	44,050	1,430,304
Real Estate Investment Trusts (REITs) – 0.5%
American Capital Agency Corp.†	199,552	3,731,622
Annaly Capital Management, Inc.†	315,609	3,115,061
		6,846,683
Total Common Stocks (cost $228,601,128)		228,357,959
Short-Term Taxable Variable Rate Demand Notes – 0.4%
Chicago Board of Education, 6.0380%, 12/1/29†	$5,395,000	4,349,017
Chicago Board of Education, 6.1380%, 12/1/39†	1,450,000	1,163,930
Chicago Board of Education, 6.5190%, 12/1/40†	915,000	716,893
Total Short-Term Taxable Variable Rate Demand Notes (cost $6,609,431)		6,229,840

Shares or Principal Amounts		Value
Investment Companies – 4.3%
Closed-End Funds – 1.0%
BlackRock Credit Allocation Income Trust	19,278	$234,613
BlackRock Taxable Municipal Bond Trust†	589,781	11,901,781
Eaton Vance Limited Duration Income Fund	44,008	558,021
First Trust Intermediate Duration Preferred & Income Fund	44,023	943,853
PIMCO Dynamic Credit Income Fund	35,148	642,154
		14,280,422
Money Markets – 3.3%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£	44,732,000	44,732,000
Total Investment Companies (cost $59,758,334)		59,012,422
Total Investments (total cost $1,318,316,356) – 94.9%		1,307,741,212
Cash, Receivables and Other Assets, net of Liabilities – 5.1%		70,164,476
Net Assets – 100%		$1,377,905,688

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,109,120,520	84.8%
Brazil	90,523,598	6.9
Russia	30,442,306	2.3
Luxembourg	22,564,852	1.7
Norway	22,054,405	1.7
United Kingdom	13,923,018	1.1
Germany	5,408,024	0.4
Hong Kong	4,952,822	0.4
Japan	4,735,377	0.4
China	3,017,781	0.2
South Korea	810,697	0.1
Switzerland	187,812	0.0

Total	$1,307,741,212	100.0%

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
S&P 500 E-mini Future	441	$1,950.00	10/15	$324,091	$(28,709)	$(352,800)

Written Put Options:
10-Year U.S. Treasury Note Future	757	126.50	10/15	68,811	(2,158)	(70,969)
10-Year U.S. Treasury Note Future	757	127.50	10/15	187,093	9,671	(177,422)
10-Year U.S. Treasury Note Future	1,518	124.00	11/15	363,314	268,439	(94,875)
S&P 500 E-mini Future	441	1,750.00	10/15	197,303	105,796	(91,507)
	3,473			816,521	381,748	(434,773)
Total	3,914			$1,140,612	$353,039	$(787,573)

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Morgan Stanley & Co. International PLC	Precision Castparts Corp.	176	$240.00	3/16	$147,312	$(56,668)	$(203,980)

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
JPMorgan Chase & Co.:
CDX.NA.IG.24	Credit Default Swap	1.00%	11/18/15	$151,671,000	$91,003	$65,544	$(25,459)

	maturing 6/20/20
Written Put Swaptions - Sell Protection:
BNP Paribas:
CDX.NA.IG.24	Credit Default Swap maturing 6/20/20	1.00	11/18/15	440,499,000	396,449	(568,398)	(964,847)

Total					$487,452	$(502,854)	$(990,306)

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Pay	Mexico Interbank TIIE 28 Day	7.9000%	5/28/25	534,926,000	MXN	$365,074	$365,074

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.24	5%	6/20/20	$174,502,350	$ (9,235,779)	$ 3,978,116	$ (778,188)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contacts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Bank of America:
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00%	3/20/16	$24,613,000	$175,255	$(972)	$174,283
Russian Federation	BB+	1.00	12/20/15	37,966,000	103,465	(80,839)	22,626
Barclays Capital, Inc.:
Corporate Bonds
Bank of America Corp.	A-	1.00	12/20/15	18,867,000	8,857	(180,400)	(171,543)
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	4,473,000	(49,122)	(209,492)	(258,614)
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	9,278,000	211,623	(154,831)	56,792
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	23,610,000	127,595	(347,957)	(220,362)
General Electric Capital Corp.	AA+	1.00	12/20/15	18,867,000	(88,163)	69,958	(18,205)
Goldman Sachs Group, Inc.	A-	1.00	12/20/15	18,867,000	106,650	(78,604)	28,046
JPMorgan Chase & Co.	A	1.00	12/20/15	18,867,000	119,330	(90,218)	29,112
Morgan Stanley	A-	1.00	12/20/15	18,867,000	(324,941)	91,901	(233,040)
Foreign Government Bonds
Republic of Colombia	BBB	1.00	3/20/16	28,064,000	40,242	(51,729)	(11,487)
Russian Federation	BB+	1.00	12/20/15	8,946,000	205,537	(125,469)	80,068
Russian Federation	BB+	1.00	12/20/15	34,723,000	5,626	(125,274)	(119,648)
BNP Paribas:
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00	12/20/15	69,924,000	149,305	(114,682)	34,623
Federative Republic of Brazil	BB+	1.00	3/20/16	35,599,000	554,663	(82,230)	472,433
Federative Republic of Brazil	BB+	1.00	3/20/16	17,817,000	157,658	(114,975)	42,683
Federative Republic of Brazil	BB+	1.00	6/20/16	69,866,000	155,569	(119,377)	36,192
Russian Federation	BB+	1.00	12/20/15	8,645,000	202,637	(123,699)	78,938
United Mexican States	BBB+	1.00	6/20/16	34,962,000	81,754	(57,367)	24,387
Citigroup Global Markets:
Corporate Bonds
Bank of America Corp.	A-	1.00	3/20/16	17,509,000	(70,233)	(34,858)	(105,091)
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	9,386,000	358,344	(7,991)	350,353
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	8,427,000	153,481	(116,468)	37,013
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	10,790,000	4,009	(252,120)	(248,111)
JPMorgan Chase & Co.	A	1.00	3/20/16	17,509,000	381,245	(45,791)	335,454
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	9,278,000	(53,665)	(70,512)	(124,177)
MCDX.NA.24(3)	N/A	1.00	6/20/20	17,362,000	116,696	(87,126)	29,570
Foreign Government Bonds
Russian Federation	BB+	1.00	12/20/15	6,577,000	451,668	(81,386)	370,282

United Mexican States	BBB+	1.00	3/20/16	35,189,000	294,129	(18,072)	276,057
United Mexican States	BBB+	1.00	3/20/16	17,597,000	129,679	(100,103)	29,576
United Mexican States	BBB+	1.00	3/20/16	18,266,000	375,724	(25,371)	350,353
Credit Suisse :
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	6/20/20	17,347,000	(38,661)	(85,516)	(124,177)
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00	3/20/16	12,210,000	220,746	(26,629)	194,117
Republic of Colombia	BBB	1.00	12/20/15	7,640,000	146,711	(80,950)	65,761
United Mexican States	BBB+	1.00	3/20/16	18,557,000	354,838	(6,386)	348,452
United Mexican States	BBB+	1.00	3/20/16	18,553,000	367,030	(16,677)	350,353
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	13,348,000	103,511	(11,003)	92,508
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	126,464	(703,670)	(577,206)
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,414,000	198,051	(117,940)	80,111
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	(113,036)	89,106	(23,930)
JPMorgan Chase & Co.	A	1.00	12/20/15	5,000,000	4,394	(89,493)	(85,099)
Credit Default Swap Index
MCDX.NA.24(3)	N/A	1.00	12/20/19	10,000,000	8,134	(7,782)	352
Foreign Corporate Bonds
Kingdom of Spain	BBB	1.00	3/20/17	34,827,000	(98,756)	(149,592)	(248,348)
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00	3/20/16	38,301,000	149,305	(112,571)	36,734
Petroleo Brasileriod SA	BB	1.00	3/20/16	7,032,000	359,201	(119,886)	239,315
Republic of Italy	Not Rated	1.00	3/20/17	34,827,000	213,269	(157,185)	56,084
United Mexican States	BBB+	1.00	6/20/16	34,450,000	96,206	(363,149)	(266,943)
JPMorgan Chase & Co.:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	17,904,000	223,150	(31,267)	191,883
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00	12/20/15	37,966,000	253,487	(37,580)	215,907
Federative Republic of Brazil	BB+	1.00	3/20/16	35,633,000	110,367	(116,376)	(6,009)
Federative Republic of Brazil	BB+	1.00	3/20/16	17,817,000	(168,214)	72,100	(96,114)
Federative Republic of Brazil	BB+	1.00	3/20/16	37,106,000	(98,208)	73,445	(24,763)
United Mexican States	BBB+	1.00	3/20/16	35,633,000	48,889	(39,298)	9,591
United Mexican States	BBB+	1.00	6/20/16	34,943,000	373,699	(110,665)	263,034
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	151,604	(84,225)	67,379

Total					$7,076,798	$(4,969,243)	$2,107,555
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $29,861,331, which represents 2.2% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2015, is $1,098,625,616.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

(b)	Coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	34,178,000	100,083,751	(89,529,751)	44,732,000	$ 3,310	$ 44,732,000

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Toll Road Investors Partnership II LP, 0%, 2/15/43	1/29/2015	$1,705,213	$1,368,969	0.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 112,519,118	$ -
Corporate Bonds	-	894,934,929	-
Foreign Government Bonds	-	6,686,944	-
Common Stocks	228,357,959	-	-
Short-Term Taxable Variable Rate Demand Notes	-	6,229,840	-
Investment Companies	14,280,422	44,732,000	-
Total Investments in Securities	$ 242,638,381	$ 1,065,102,831	$ -

Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ -	$ 5,435,496	$ -

Total Assets	$ 242,638,381	$ 1,070,538,327	$ -

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$ -	$ 991,553	$ -
Outstanding Swap Contracts, at Value	-	2,962,867	-
Swaptions Written, at Value	-	990,306	-
Variation Margin Payable	-	778,188	-

Total Liabilities	$ -	$ 5,722,914	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Unconstrained Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $68,696,304 and $37,631,903, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended September 30, 2015, the average ending monthly market value amounts on purchased and sold futures contracts are $28,068,109 and $108,856,585, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote call options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote put options on foreign exchanges rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period ended September 30, 2015, the average ending monthly market value amounts on written call and put options are $4,222,643 and $7,462,493, respectively.

Written option activity for the period ended September 30, 2015 is indicated in the table below:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	921,156,348	$28,209,485
Options written	875,405,128	23,599,255
Options closed	(875,366,859)	(18,234,541)
Options expired	(886,489,474)	(31,913,655)
Options exercised	(34,701,053)	(372,620)
Options outstanding at September 30, 2015	4,090	$1,287,924

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases.

Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the period ended September 30, 2015, the average ending monthly market value amounts on written call and put options are $737,788 and $1,121,872, respectively.

Written swaption activity for the period ended September 30, 2015 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2015	3,567,428,000	$4,293,554
Swaptions written	2,885,089,000	2,864,229
Swaptions closed	(82,541,000)	(80,477)
Swaptions expired	(5,777,806,000)	(6,589,854)
Swaptions exercised	-	-
Swaptions outstanding at September 30, 2015	592,170,000	$487,452

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended September 30, 2015, the average ending monthly market value amounts on buy protection credit default swaps and sell protection credit default swaps are $3,964,526 and $(4,594,042), respectively.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period ended September 30, 2015, the average ending monthly market value amounts on interest rate swaps which receive a fixed rate is $1,669,239.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-

backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are investments in swaps and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,319,187,814	$ 734,056	$(12,180,658)	$ (11,446,602)

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Government Money Market Fund

Schedule of Investments (unaudited)

September 30, 2015

Principal Amounts		Value
U.S. Government Agency Notes – 43.8%
Fannie Mae Discount Notes:
0.1301%, 11/18/15	$1,200,000	$1,199,792
0.1502%, 12/30/15	2,000,000	1,999,250
		3,199,042
Federal Farm Credit Discount Notes:
0.1502%, 12/15/15	1,500,000	1,499,531
Federal Home Loan Bank Discount Notes:
0.1351%, 10/16/15	3,000,000	2,999,831
0.1421%, 10/21/15	3,000,000	2,999,763
0.1452%, 10/23/15	2,500,000	2,499,778
0.1401%, 10/26/15	3,000,000	2,999,708
0.1351%, 10/28/15	1,000,000	999,899
0.1401%, 10/30/15	3,000,000	2,999,638
0.1431%, 11/3/15	2,600,000	2,599,659
0.1301%, 11/4/15	2,500,000	2,499,693
0.1552%, 11/5/15	2,500,000	2,499,623
0.1401%, 11/6/15	1,500,000	1,499,790
0.1602%, 11/9/15	2,500,000	2,499,567
0.1652%, 11/10/15	2,500,000	2,499,542
0.1401%, 11/12/15	3,000,000	2,999,510
0.1802%, 11/13/15	1,000,000	999,827
0.1551%, 11/20/15	3,000,000	2,999,354
0.1802%, 11/25/15	2,500,000	2,499,446
0.1502%, 12/2/15	2,700,000	2,699,302
0.1882%, 12/4/15	3,000,000	2,999,093
0.1902%, 12/14/15	2,500,000	2,499,024
0.1301%, 12/18/15	1,500,000	1,499,577
0.1502%, 12/28/15	3,000,000	2,998,900
0.1802%, 1/8/16	1,200,000	1,199,406
0.2054%, 2/9/16	2,000,000	1,998,507
0.3611%, 5/20/16	3,000,000	2,993,039
		57,981,476
FHLMC Multifamily VRD Certificates Taxable:
0.2500%, 1/15/42	6,033,172	6,033,120
Freddie Mac Discount Notes:
0.1452%, 1/4/16	2,000,000	1,999,235
Total U.S. Government Agency Notes (cost $70,712,404)		70,712,404
Variable Rate Demand Notes‡ – 41.1%
AE REALTY LLC, 0.1800%, 10/1/23	880,000	880,000
Clearwater Solutions LLC, 0.2200%, 9/1/21	940,000	940,000
Cypress Bend Real Estate Development Co. LLC, 0.1800%, 4/1/33	9,000,000	9,000,000
Florida Food Products, Inc., 0.1800%, 12/1/22	2,490,000	2,490,000
Greer Family LLC, 0.1800%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 0.1000%, 5/1/37	395,000	395,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
0.1800%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 0.2400%, 6/1/47	3,745,000	3,745,000
Lake Nona Trust, 0.1700%, 10/1/44	3,100,000	3,100,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.1956%, 11/1/35	9,935,000	9,935,000
Mississippi Business Finance Corp., 0.1900%, 9/1/21	1,700,000	1,700,000
Mississippi Business Finance Corp., 0.1900%, 1/1/34	3,645,000	3,645,000
Mississippi Business Finance Corp., 0.1900%, 8/1/34	4,275,000	4,275,000
Mississippi Business Finance Corp., 0.1900%, 12/1/35	3,470,000	3,470,000
Mississippi Business Finance Corp. - Series A, 0.1900%, 3/1/29	3,460,000	3,460,000
Mississippi Business Finance Corp. - Series B, 0.1900%, 3/1/29	2,530,000	2,530,000
Phenix City Downtown Redevelopment Authority, 0.1800%, 2/1/33	4,195,000	4,195,000
Sacramento Housing & Redevelopment Agency, 0.1900%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocable Trust, 0.1800%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 0.1800%, 10/1/22	1,950,000	1,950,000
Total Variable Rate Demand Notes (cost $66,210,000)		66,210,000

Principal Amounts		Value
Repurchase Agreements – 15.1%
Undivided interest of 24.4% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,000,194) with RBC Capital Markets Corp., 0.0700%, dated 9/30/15, maturing 10/1/15 to be repurchased at $24,400,047 collateralized by $95,371,052 in U.S. Government Agencies 0.4494% - 7.5220%, 4/15/26 - 3/20/65 with a value of $102,000,000 (cost $24,400,000)	$24,400,000	$24,400,000
Total Investments (total cost $161,322,404) – 100.0%		161,322,404
Cash, Receivables and Other Assets, net of Liabilities – 0%		35,148
Net Assets – 100%		$161,357,552

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
U.S. Government Agency Notes	$ -	$ 70,712,404	$ -
Variable Rate Demand Notes		66,210,000
Repurchase Agreements		24,400,000
Total Assets	$ -	$ 161,322,404	$ -

Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus High-Yield Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.6%
COMM 2015-3BP Mortgage Trust, 3.3463%, 2/10/35 (144A)‡	$4,591,000	$4,109,271
Fannie Mae Connecticut Avenue Securities, 5.0994%, 11/25/24‡	3,690,673	3,702,210
Fannie Mae Connecticut Avenue Securities, 4.1939%, 5/25/25‡	7,563,000	7,202,532
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/19 (144A)‡	9,965,000	9,396,985
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.1566%, 1/15/32 (144A)‡	3,879,000	3,842,165
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	3,874,817	3,944,432
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $32,699,006)		32,197,595
Bank Loans and Mezzanine Loans – 4.3%
Basic Industry – 0.5%
Oxbow Carbon & Minerals LLC, 8.0000%, 1/17/20‡	12,110,000	11,103,417
Capital Goods – 0.8%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	4,994,791	4,944,843
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	11,163,000	11,051,370
		15,996,213
Consumer Cyclical – 1.4%
Cosmopolitan of Las Vegas, 8.9493%, 12/19/16‡	6,082,000	6,051,590
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	22,032,000	21,150,720
		27,202,310
Consumer Non-Cyclical – 0.3%
Del Monte Foods, Inc., 8.2500%, 8/18/21‡	1,344,000	1,189,440
Surgery Center Holdings, Inc., 8.5000%, 11/3/21‡	4,203,000	4,229,269
		5,418,709
Energy – 0.5%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	3,584,000	2,943,360
Templar Energy LLC, 8.5000%, 11/25/20‡	15,083,589	6,661,969
		9,605,329
Real Estate Investment Trusts (REITs) – 0.4%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	7,312,000	7,339,420
Transportation – 0.4%
OSG Bulk Ships, Inc., 5.2500%, 8/5/19‡	3,465,990	3,426,998
OSG International, Inc., 5.7500%, 8/5/19‡	4,852,950	4,831,742
		8,258,740
Total Bank Loans and Mezzanine Loans (cost $95,139,962)		84,924,138
Corporate Bonds – 82.6%
Banking – 1.1%
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	16,527,000	16,658,274
Royal Bank of Scotland Group PLC, 7.5000%µ	5,265,000	5,253,470
		21,911,744
Basic Industry – 1.6%
ArcelorMittal, 5.1250%, 6/1/20	5,226,000	4,730,053
Resolute Forest Products, Inc., 5.8750%, 5/15/23	6,628,000	4,937,860
Rockwood Specialties Group, Inc., 4.6250%, 10/15/20	21,375,000	22,124,942
		31,792,855
Brokerage – 0.2%
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.3750%, 4/1/20 (144A)	4,840,000	4,664,792
Capital Goods – 3.5%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	39,600,000	40,491,000
American Builders & Contractors Supply Co., Inc., 5.6250%, 4/15/21 (144A)	8,967,000	8,787,660
Builders FirstSource, Inc., 10.7500%, 8/15/23	8,910,000	8,898,862
NCI Building Systems, Inc., 8.2500%, 1/15/23 (144A)	2,204,000	2,308,690
Owens-Brockway Glass Container, Inc., 5.8750%, 8/15/23	5,358,000	5,391,488
Summit Materials LLC / Summit Materials Finance Corp., 10.5000%, 1/31/20	2,663,000	2,849,410
		68,727,110
Communications – 13.6%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	18,037,000	17,349,339
Altice Finco SA, 7.6250%, 2/15/25 (144A)	9,264,000	8,638,680
Altice US Finance I Corp., 5.3750%, 7/15/23 (144A)	7,890,000	7,574,400
Altice US Finance SA, 7.7500%, 7/15/25 (144A)	2,813,000	2,482,473
Block Communications, Inc., 7.2500%, 2/1/20 (144A)	15,177,000	15,025,230
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	11,035,000	10,868,096
CCO Holdings LLC / CCO Holdings Capital Corp., 5.3750%, 5/1/25 (144A)	6,041,000	5,504,861
CCO Holdings LLC / CCO Holdings Capital Corp., 5.8750%, 5/1/27 (144A)	5,226,000	4,847,115
DISH DBS Corp., 5.8750%, 11/15/24	9,001,000	7,645,224
DreamWorks Animation SKG, Inc., 6.8750%, 8/15/20 (144A)	4,146,000	4,021,620
Entercom Radio LLC, 10.5000%, 12/1/19	18,713,000	19,601,867
Frontier Communications Corp., 10.5000%, 9/15/22	17,098,000	16,670,550
Frontier Communications Corp., 11.0000%, 9/15/25	22,871,000	22,127,692
Harron Communications LP/Harron Finance Corp., 9.1250%, 4/1/20 (144A)	6,933,000	7,366,313

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
iHeartCommunications, Inc., 14.0000%, 2/1/21	$13,471,380	$5,582,203
iHeartCommunications, Inc., 9.0000%, 9/15/22	12,612,000	10,341,840
Level 3 Financing, Inc., 5.3750%, 8/15/22	12,617,000	12,270,032
Level 3 Financing, Inc., 5.1250%, 5/1/23 (144A)	8,453,000	8,083,181
National CineMedia LLC, 7.8750%, 7/15/21	8,864,000	9,129,920
T-Mobile USA, Inc., 6.2500%, 4/1/21	11,875,000	11,833,437
T-Mobile USA, Inc., 6.0000%, 3/1/23	20,545,000	19,825,925
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	13,144,000	11,698,160
Tribune Media Co., 5.8750%, 7/15/22 (144A)	7,818,000	7,583,460
Univision Communications, Inc., 5.1250%, 2/15/25 (144A)	8,960,000	8,400,000
UPCB Finance IV, Ltd., 5.3750%, 1/15/25 (144A)	11,133,000	10,465,020
		264,936,638
Consumer Cyclical – 21.7%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	7,778,000	7,865,503
AV Homes, Inc., 8.5000%, 7/1/19	8,418,000	8,312,775
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	8,808,000	8,367,600
Caesars Entertainment Resort Properties LLC, 11.0000%, 10/1/21	5,413,000	4,912,298
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	5,789,000	6,115,210
Century Communities, Inc., 6.8750%, 5/15/22	14,141,000	13,433,950
Century Communities, Inc., 6.8750%, 5/15/22 (144A)	5,215,000	4,954,250
DR Horton, Inc., 4.0000%, 2/15/20	4,042,000	4,072,315
Family Tree Escrow LLC, 5.7500%, 3/1/23 (144A)	11,225,000	11,645,937
FCA US LLC / CG Co-Issuer, Inc., 8.2500%, 6/15/21	5,219,000	5,538,403
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	10,304,000	9,788,800
Greektown Holdings LLC / Greektown Mothership Corp.,
8.8750%, 3/15/19 (144A)	9,548,000	9,786,700
HIS, Inc., 5.0000%, 11/1/22	13,520,000	12,996,100
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	19,619,000	18,441,860
JC Penney Corp., Inc., 5.7500%, 2/15/18	11,214,000	10,793,475
JC Penney Corp., Inc., 8.1250%, 10/1/19	7,080,000	7,080,000
KB Home, 7.6250%, 5/15/23	10,615,000	10,694,612
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)	2,221,000	2,276,525
Landry's, Inc., 9.3750%, 5/1/20 (144A)	31,745,000	33,887,991
Levi Strauss & Co., 5.0000%, 5/1/25	5,290,000	5,184,200
Meritage Homes Corp., 7.1500%, 4/15/20	8,285,000	9,009,937
Meritage Homes Corp., 7.0000%, 4/1/22	10,233,000	11,038,849
Meritage Homes Corp., 6.0000%, 6/1/25	5,226,000	5,252,130
MGM Resorts International, 6.7500%, 10/1/20	8,114,000	8,377,705
MGM Resorts International, 6.6250%, 12/15/21	5,670,000	5,811,750
MGM Resorts International, 7.7500%, 3/15/22	7,434,000	7,917,210
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	15,762,000	16,037,835
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	7,014,000	7,136,745
MPG Holdco I, Inc., 7.3750%, 10/15/22	10,723,000	11,151,920
Navistar International Corp., 8.2500%, 11/1/21	8,574,000	6,869,918
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.3750%, 2/15/18 (144A)	17,219,000	17,800,141
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	24,076,000	23,413,910
Pinnacle Entertainment, Inc., 7.5000%, 4/15/21	16,473,000	17,173,102
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	14,300,000	14,443,000
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18 (144A)€,§	12,195,000	9,877,950
Quiksilver, Inc. / QS Wholesale, Inc., 10.0000%, 8/1/20ß,€	14,599,000	1,094,925
Rite Aid Corp., 6.1250%, 4/1/23 (144A)	3,653,000	3,625,603
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	21,263,000	22,405,886
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	10,910,000	11,564,600
Schaeffler Holding Finance BV, 6.7500%, 11/15/22 (144A)	4,697,000	5,049,275
Station Casinos LLC, 7.5000%, 3/1/21	7,211,000	7,499,440
WCI Communities, Inc., 6.8750%, 8/15/21	5,737,000	5,952,138
		424,652,473
Consumer Non-Cyclical – 15.3%
Albertson's Holdings LLC / Safeway, Inc., 7.7500%, 10/15/22 (144A)	3,305,000	3,541,473
Capsugel SA, 7.0000%, 5/15/19 (144A)	9,232,000	9,232,000
CHS / Community Health Systems, Inc., 8.0000%, 11/15/19	20,781,000	21,625,228
Concordia Healthcare Corp., 7.0000%, 4/15/23 (144A)	11,586,000	10,137,750
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	11,804,000	11,597,430
Endo Finance LLC / Endo Finco, Inc., 7.2500%, 12/15/20 (144A)	4,017,000	4,177,680
Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.0000%, 7/15/23 (144A)	5,105,000	5,041,188
Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.0000%, 2/1/25 (144A)	7,772,000	7,548,555
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	24,215,000	25,183,600
Fresenius Medical Care US Finance II, Inc., 5.6250%, 7/31/19 (144A)	4,041,000	4,313,768
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	8,195,000	8,789,137
Hologic, Inc., 5.2500%, 7/15/22 (144A)	5,240,000	5,292,400
Horizon Pharma Financing, Inc., 6.6250%, 5/1/23 (144A)	3,563,000	3,144,348
JBS USA LLC / JBS USA Finance, Inc., 8.2500%, 2/1/20 (144A)	11,862,000	12,366,135
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	11,803,000	12,245,612

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	$7,930,000	$8,227,375
JBS USA LLC / JBS USA Finance, Inc., 5.8750%, 7/15/24 (144A)	1,572,000	1,473,750
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.6250%, 10/15/23	6,003,000	5,462,730
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.5000%, 4/15/25 (144A)	6,317,000	5,630,026
Post Holdings, Inc., 7.3750%, 2/15/22	9,142,000	9,279,130
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	20,036,000	18,508,255
Smithfield Foods, Inc., 5.8750%, 8/1/21 (144A)	47,000	48,175
Smithfield Foods, Inc., 6.6250%, 8/15/22	355,000	374,081
SUPERVALU, Inc., 6.7500%, 6/1/21	25,669,000	24,898,930
SUPERVALU, Inc., 7.7500%, 11/15/22	7,837,000	7,837,000
Tenet Healthcare Corp., 8.0000%, 8/1/20	6,540,000	6,752,550
Tenet Healthcare Corp., 6.0000%, 10/1/20	6,451,000	6,805,805
Tenet Healthcare Corp., 6.7500%, 6/15/23	21,152,000	20,993,360
Valeant Pharmaceuticals International, 6.3750%, 10/15/20 (144A)	11,911,000	11,844,001
Valeant Pharmaceuticals International, Inc., 5.8750%, 5/15/23 (144A)	5,929,000	5,665,901
Valeant Pharmaceuticals International, Inc., 6.1250%, 4/15/25 (144A)	21,761,000	20,727,352
		298,764,725
Energy – 9.6%
Carrizo Oil & Gas, Inc., 6.2500%, 4/15/23	2,122,000	1,847,625
Chesapeake Energy Corp., 6.1250%, 2/15/21	16,335,000	11,383,453
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
6.0000%, 12/15/20	3,185,000	2,858,538
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
6.1250%, 3/1/22	16,531,000	14,310,887
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	21,497,000	19,884,725
Endeavor Energy Resources LP / EER Finance, Inc., 8.1250%, 9/15/23 (144A)	7,309,000	7,016,640
EP Energy LLC / Everest Acquisition Finance, Inc., 6.3750%, 6/15/23	7,882,000	5,817,862
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.,
8.6250%, 6/15/20	5,966,000	5,966,000
Hiland Partners LP / Hiland Partners Finance Corp., 7.2500%, 10/1/20 (144A)	16,843,000	17,706,204
Hiland Partners LP / Hiland Partners Finance Corp., 5.5000%, 5/15/22 (144A)	14,371,000	14,047,652
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	9,413,000	8,942,350
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.,
4.5000%, 7/15/23	20,859,000	19,142,304
Newfield Exploration Co., 5.3750%, 1/1/26	5,861,000	5,362,815
Oasis Petroleum, Inc., 6.5000%, 11/1/21	3,498,000	2,763,420
Oasis Petroleum, Inc., 6.8750%, 3/15/22	7,383,000	5,849,551
Parsley Energy LLC / Parsley Finance Corp., 7.5000%, 2/15/22 (144A)	7,437,000	7,213,890
PBF Holding Co. LLC / PBF Finance Corp., 8.2500%, 2/15/20	5,364,000	5,487,372
QEP Resources, Inc., 5.3750%, 10/1/22	7,184,000	6,106,400
QEP Resources, Inc., 5.2500%, 5/1/23	6,978,000	5,833,608
Rice Energy, Inc., 6.2500%, 5/1/22	6,345,000	5,658,979
Sanchez Energy Corp., 6.1250%, 1/15/23	3,312,000	2,219,040
Seven Generations Energy, Ltd., 6.7500%, 5/1/23 (144A)	4,892,000	4,207,120
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
6.6250%, 10/1/20 (144A)	3,568,000	3,478,800
Whiting Canadian Holding Co. ULC, 8.1250%, 12/1/19	4,995,000	4,820,175
		187,925,410
Finance Companies – 0.5%
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	8,738,000	9,065,675
Financial – 1.3%
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	24,942,000	24,380,805
Industrial – 1.9%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,225,000	5,460,125
Howard Hughes Corp., 6.8750%, 10/1/21 (144A)	22,504,000	22,861,814
Park-Ohio Industries, Inc., 8.1250%, 4/1/21	8,922,000	9,256,575
		37,578,514
Insurance – 0.6%
Centene Corp., 4.7500%, 5/15/22	10,632,000	10,578,840
Real Estate Investment Trusts (REITs) – 0.7%
Forestar USA Real Estate Group, Inc., 8.5000%, 6/1/22 (144A)	12,880,000	13,330,800
Real Estate Management & Development – 0.2%
Forest City Enterprises, Inc., 3.6250%, 8/15/20	3,400,000	3,519,000
Technology – 6.5%
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	34,410,000	28,904,400
Cardtronics, Inc., 5.1250%, 8/1/22	19,668,000	18,881,280
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	23,511,000	24,098,775
CommScope Technologies Finance LLC, 6.0000%, 6/15/25 (144A)	21,069,000	20,213,177
First Data Corp., 12.6250%, 1/15/21	9,257,000	10,518,266
Micron Technology, Inc., 5.2500%, 8/1/23 (144A)	2,576,000	2,369,405
Micron Technology, Inc., 5.2500%, 1/15/24 (144A)	10,624,000	9,747,520

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	$12,575,000	$12,543,562
		127,276,385
Transportation – 4.3%
CEVA Group PLC, 4.0000%, 5/1/18 (144A)	5,215,000	4,602,238
Eletson Holdings, 9.6250%, 1/15/22 (144A)	5,383,000	4,871,615
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	20,699,000	20,285,020
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	18,392,000	16,552,800
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
8.1250%, 2/15/19	7,043,000	5,141,390
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
7.3750%, 1/15/22 (144A)	1,166,000	938,630
Watco Cos. LLC / Watco Finance Corp., 6.3750%, 4/1/23 (144A)	7,536,000	7,460,640
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	25,080,000	24,453,000
		84,305,333
Total Corporate Bonds (cost $1,699,755,429)		1,613,411,099
Common Stocks – 0.7%
Capital Markets – 0.3%
E*TRADE Financial Corp.*	198,535	5,227,427
Construction Materials – 0.2%
Summit Materials, Inc. - Class A*	270,272	5,073,005
Hotels, Restaurants & Leisure – 0.2%
Las Vegas Sands Corp.	90,031	3,418,477
Total Common Stocks (cost $17,193,585)		13,718,909
Preferred Stocks – 0.2%
Household Durables – 0.2%
William Lyon Homes, 6.5000% (cost $2,964,100)	29,641	3,134,239
Investment Companies – 8.6%
Money Markets – 8.6%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $167,335,074)	167,335,074	167,335,074
Total Investments (total cost $2,015,087,156) – 98.0%		1,914,721,054
Cash, Receivables and Other Assets, net of Liabilities – 2.0%		38,723,786
Net Assets – 100%		$1,953,444,840

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,666,588,258	87.0%
Luxembourg	65,948,695	3.4
Netherlands	37,451,582	2.0
United Kingdom	36,302,782	1.9
Brazil	34,312,872	1.8
Greece	30,055,215	1.6
Germany	29,716,780	1.6
Canada	14,344,870	0.7

Total	$1,914,721,054	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $891,844,894, which represents 45.7% of net assets.

*	Non-income producing security.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

€	Issuer is not accruing interest income. The rate shown is the stated coupon rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	182,533,818	140,308,256	(155,507,000)	167,335,074	$ 73,047	$ 167,335,074

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 - 8/5/14	$39,666,891	$40,491,000	2.1%
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18	7/11/13 - 5/11/15	12,329,387	9,877,950	0.5
Total		$51,996,278	$50,368,950	2.6%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 32,197,595	$ -
Bank Loans and Mezzanine Loans	-	84,924,138	-
Corporate Bonds	-	1,613,411,099	-
Common Stocks	13,718,909	-	-
Preferred Stocks	-	3,134,239	-
Investment Companies	-	167,335,074	-

Total Assets	$ 13,718,909	$ 1,901,002,145	$ -

Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting

Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans - Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,015,488,203	$13,324,959	$(114,092,108)	$ (100,767,149)

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Money Market Fund

Schedule of Investments

September 30, 2015

Principal Amounts		Value
Certificates of Deposit – 18.9%
Canadian Imperial Bank of Commerce, New York, 0.2400%, 11/2/15	$25,000,000	$25,000,000
Canadian Imperial Bank of Commerce, New York, 0.1800%, 11/27/15	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp., New York, 0.1600%, 10/2/15	44,000,000	44,000,000
Svenska Handelsbanken, New York, 0.3050%, 11/23/15	30,000,000	30,000,214
Toronto-Dominion Bank, New York, 0.1600%, 10/15/15	5,000,000	5,000,000
Toronto-Dominion Bank, New York, 0.2000%, 10/27/15	10,000,000	10,000,000
Toronto-Dominion Bank, New York, 0.2100%, 11/3/15	25,000,000	25,000,000
Toronto-Dominion Bank, New York, 0.2800%, 12/10/15	15,000,000	15,000,000
Wells Fargo Bank NA, 0.2700%, 10/5/15	15,000,000	15,000,000
Wells Fargo Bank NA, 0.2800%, 11/10/15	10,000,000	10,000,000
Wells Fargo Bank NA, 0.3400%, 2/3/16	20,000,000	20,000,000
Total Certificates of Deposit (cost $224,000,214)		224,000,214
Commercial Paper – 35.7%
BNP Paribas Finance, Inc., 0.1217%, 10/6/15	10,000,000	9,999,833
Commonwealth Bank of Australia, 0.2946%, 12/15/15 (Section 4(2))	10,000,000	9,994,212
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, New York,
0.3456%, 1/6/16	10,000,000	9,990,838
Gotham Funding Corp., 0.1827%, 10/23/15 (Section 4(2))	7,000,000	6,999,230
HSBC Bank PLC, 0.4995%, 2/24/16 (Section 4(2))	5,000,000	4,990,055
HSBC Bank PLC, 0.5099%, 4/11/16 (Section 4(2))	5,000,000	4,986,626
JP Morgan Securities LLC, 0.3252%, 11/2/15	3,000,000	2,999,146
JP Morgan Securities LLC, 0.3762%, 11/30/15	25,000,000	24,984,574
JP Morgan Securities LLC, 0.5296%, 2/5/16	25,000,000	24,954,132
JP Morgan Securities LLC, 0.5298%, 3/8/16	5,000,000	4,988,516
Manhattan Asset Funding Co. LLC, 0.1522%, 10/7/15 (Section 4(2))	20,000,000	19,999,500
Manhattan Asset Funding Co. LLC, 0.1362%, 10/8/15 (Section 4(2))	35,000,000	34,999,086
Nieuw Amsterdam Receivables Corp., 0.2335%, 10/2/15 (Section 4(2))	10,000,000	9,999,936
Nieuw Amsterdam Receivables Corp., 0.2335%, 10/5/15 (Section 4(2))	20,000,000	19,999,489
Nieuw Amsterdam Receivables Corp., 0.1827%, 10/8/15 (Section 4(2))	10,000,000	9,999,650
Nieuw Amsterdam Receivables Corp., 0.2742%, 11/12/15 (Section 4(2))	13,000,000	12,995,904
Societe Generale North America, Inc., 0.0913%, 10/13/15	25,000,000	24,999,250
Standard Chartered Bank, New York, 0.2742%, 11/2/15	20,000,000	19,995,199
Standard Chartered Bank, New York, 0.3047%, 11/24/15	20,000,000	19,990,999
Standard Chartered Bank, New York, 0.3251%, 12/7/15 (Section 4(2))	10,000,000	9,994,044
Svenska Handelsbanken AB, 0.2335%, 10/13/15 (Section 4(2))	23,500,000	23,498,198
Swedbank AB, 0.1979%, 10/15/15	5,000,000	4,999,621
Swedbank AB, 0.2386%, 10/28/15	25,000,000	24,995,593
Swedbank AB, 0.2997%, 11/12/15	12,000,000	11,995,869
Swedbank AB, 0.2590%, 11/13/15	15,000,000	14,995,431
Victory Receivables Corp., 0.1827%, 10/23/15 (Section 4(2))	5,000,000	4,999,450
Victory Receivables Corp., 0.1827%, 10/27/15 (Section 4(2))	40,000,000	39,994,800
Victory Receivables Corp., 0.1827%, 10/28/15 (Section 4(2))	10,000,000	9,998,650
Total Commercial Paper (cost $423,337,831)		423,337,831
U.S. Government Agency Notes – 3.4%
Federal Farm Credit Discount Notes:
0.1502%, 12/15/15	8,500,000	8,497,343
Federal Home Loan Bank Discount Notes:
0.1301%, 10/23/15	8,000,000	7,999,364
0.1001%, 11/2/15	15,000,000	14,998,667
0.1401%, 11/6/15	8,500,000	8,498,810
		31,496,841
Total U.S. Government Agency Notes (cost $39,994,184)		39,994,184
Variable Rate Demand Notes‡ – 9.2%
Breckenridge Terrace LLC, 0.2400%, 5/1/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 0.2400%, 5/1/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 0.1400%, 7/1/33	800,000	800,000
Capital Markets Access Co. LC, 0.1800%, 7/1/25	870,000	870,000
County of Eagle CO, 0.2400%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 0.2400%, 5/1/39	8,000,000	8,000,000
Hawkes 0-Side I LLC, 0.1500%, 4/1/55	4,400,000	4,400,000
Industrial Development Board of the City of Auburn, 0.1800%, 7/1/26	4,350,000	4,350,000
J-Jay Properties LLC, 0.1500%, 7/1/35	3,460,000	3,460,000
Kaneville Road Joint Venture, Inc., 0.1800%, 11/1/32	5,120,000	5,120,000
Kentucky Economic Development Finance Authority, 1.0000%, 11/1/15	170,000	170,000
Lush Properties LLC, 0.1800%, 11/1/33	5,395,000	5,395,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.1956%, 11/1/35	4,230,000	4,230,000
Michael Dennis Sullivan Irrevocable Trust, 0.1800%, 2/1/35	6,000,000	6,000,000
Mississippi Business Finance Corp., 0.1900%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp., 0.1900%, 12/1/35	6,000,000	6,000,000

Principal Amounts		Value
Variable Rate Demand Agency Notes‡ – (continued)
Phenix City Downtown Redevelopment Authority, 0.1800%, 2/1/33	$4,865,000	$4,865,000
Phoenix Realty Special Account, 0.1700%, 4/1/20	1,675,000	1,675,000
SSAB AB, 0.1700%, 4/1/34	5,000,000	5,000,000
Sunroad Centrum Apartments 4 LP, 0.1900%, 5/1/55	9,750,000	9,750,000
Tenderfoot Seasonal Housing LLC, 0.2400%, 7/1/35	5,700,000	5,700,000
Tift County Development Authority, 0.2400%, 2/1/18	2,600,000	2,600,000
Total Variable Rate Demand Notes (cost $108,965,000)		108,965,000
Repurchase Agreements (C)– 32.8%
Goldman Sachs & Co., 0.1200%, dated 9/30/15, maturing 10/1/15 to be repurchased at $100,000,333 collateralized by $97,042,859 in U.S. Government Agencies 0.8476% - 4.0000%, 3/15/22 - 9/1/45 with a value of $102,000,000	100,000,000	100,000,000
HSBC Securities (USA), Inc., 0.0900%, dated 9/30/15, maturing 10/1/15 to be repurchased at $200,000,500 collateralized by $100,000 in a U.S. Government Agency 0.5000%, 1/10/18 and $204,200,100 in a U.S. Treasury 0%, 2/4/16 - 7/21/16 with a value of $202,904,354	200,000,000	200,000,000
Undivided interest of 29.3% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,001,167) with Wells Fargo Securities LLC, 0.1400%, dated 9/30/15, maturing 10/1/15 to be repurchased at $87,900,342 collateralized by $285,754,443 in a U.S. Government Agency 4.0000%, 6/1/45 - 9/1/45 with a value of $306,001,191	87,900,000	87,900,000
Total Repurchase Agreements (cost $387,900,000)		387,900,000
Total Investments (total cost $1,184,197,229) – 100.0%		1,184,197,229
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(42,652)
Net Assets – 100%		$1,184,154,577

Notes to Schedule of Investments

LC	Limited Company
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.                                                                                     .

(c)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Certificates of Deposit	$ -	$ 224,000,214	$ -
Commercial Paper	-	423,337,831	-
U.S. Government Agency Notes	-	39,994,184	-
Variable Rate Demand Notes	-	108,965,000	-
Repurchase Agreements	-	387,900,000	-
Total Assets	$ -	$ 1,184,197,229	$ -

Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 21.3%
1211 Avenue of the Americas Trust 2015-1211, 4.2802%, 8/10/35‡	$130,000		$116,538
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	19,000		19,116
AmeriCredit Automobile Receivables Trust 2015-3, 3.3400%, 8/8/21	200,000		202,566
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.7157%, 4/14/33 (144A)‡	100,000		88,784
Banc of America Commercial Mortgage Trust 2006-6, 5.5100%, 10/10/45	122,000		118,381
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33‡	200,000		154,042
BHMS 2014-ATLS Mortgage Trust, 4.8469%, 7/5/33 (144A)‡	210,000		213,297
CGBAM Commercial Mortgage Trust 2014-HD, 3.2066%, 2/15/31 (144A)‡	100,000		99,905
COMM 2007-C9 Mortgage Trust, 5.9888%, 12/10/49‡	150,000		154,757
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	100,000		94,917
DECO 12-UK 4 PLC, 1.0110%, 1/27/20‡	98,773	GBP	137,318
ECAF I, Ltd., 4.9470%, 6/15/40 (144A)	250,000		256,406
Fannie Mae Connecticut Avenue Securities, 5.4439%, 10/25/23‡	130,762		138,020
Fannie Mae Connecticut Avenue Securities, 5.0994%, 11/25/24‡	262,117		262,936
Fannie Mae Connecticut Avenue Securities, 4.1939%, 5/25/25‡	186,000		177,135
Fannie Mae Connecticut Avenue Securities, 5.1939%, 7/25/25‡	430,000		428,706
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/19 (144A)‡	463,000		436,609
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.1566%, 1/15/32 (144A)‡	300,000		297,151
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.6940%, 7/15/36‡	370,000		370,000
London & Regional Debt Securitisation No 2 PLC, 5.8841%, 10/15/18‡	148,571	GBP	224,914
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000		470,000
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000		163,297
Ulysses European Loan Conduit No 27 PLC, 0.8006%, 7/25/17‡	50,000	GBP	71,654
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	380,000		383,385
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.8600%, 4/15/47‡	130,000		126,512
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $5,261,479)			5,206,346
Bank Loans and Mezzanine Loans – 7.0%
Capital Goods – 0.5%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	31,935		31,616
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	81,000		80,190
			111,806
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	42,000		41,746
Consumer Cyclical – 2.7%
Cosmopolitan of Las Vegas, 8.9493%, 12/19/16‡	100,000		99,500
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	213,000		204,480
Hanesbrands, Inc., 3.2500%, 4/29/22‡	42,893		43,035
Las Vegas Sands LLC, 3.2500%, 12/21/20‡	299,241		296,063
Staples, Inc., 0%, 4/23/21‡	15,000		14,912
			657,990
Energy – 0.2%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	17,000		13,961
Templar Energy LLC, 8.5000%, 11/25/20‡	110,502		48,805
			62,766
Finance Companies – 0.8%
RPI Finance Trust, 3.5000%, 11/9/20‡	195,509		194,654
Industrial – 0.8%
Belden Finance 2013 LP, 3.2500%, 10/5/20‡	199,492		199,119
Real Estate Investment Trusts (REITs) – 0.3%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	43,000		43,161
ESH Hospitality, Inc., 5.0000%, 6/24/19‡	43,522		43,884
			87,045
Technology – 1.3%
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	108,488		108,330
Sensata Technologies BV, 3.0000%, 10/14/21‡	199,500		199,001
			307,331
Transportation – 0.2%
OSG Bulk Ships, Inc., 5.2500%, 8/5/19‡	16,830		16,641
OSG International, Inc., 5.7500%, 8/5/19‡	23,760		23,656
			40,297
Total Bank Loans and Mezzanine Loans (cost $1,778,774)			1,702,754
Corporate Bonds – 49.2%
Banking – 3.6%
ABN AMRO Bank NV, 4.7500%, 7/28/25	200,000		198,420
American Express Co., 6.8000%, 9/1/66‡	115,000		116,294

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Bank of Ireland, 4.2500%, 6/11/24	$100,000	EUR	$112,978
Morgan Stanley, 5.5500%µ	37,000		36,445
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	90,000		96,709
Royal Bank of Scotland Group PLC, 7.5000%µ	200,000		199,562
UBS AG, 4.7500%, 2/12/26†,‡	100,000	EUR	117,384
			877,792
Basic Industry – 0.8%
Albemarle Corp., 4.1500%, 12/1/24	51,000		51,160
Albemarle Corp., 5.4500%, 12/1/44	38,000		38,507
Alcoa, Inc., 6.1500%, 8/15/20	59,000		60,033
Alcoa, Inc., 5.1250%, 10/1/24	3,000		2,828
Rockwood Specialties Group, Inc., 4.6250%, 10/15/20	46,000		47,614
			200,142
Brokerage – 0.7%
Charles Schwab Corp., 7.0000%µ	105,000		121,275
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	48,000		43,974
			165,249
Capital Goods – 6.1%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	284,000		290,390
Brundage-Bone Concrete Pumping, Inc., 10.3750%, 9/1/21 (144A)	100,000		100,500
Builders FirstSource, Inc., 10.7500%, 8/15/23	84,000		83,895
Headwaters, Inc., 7.2500%, 1/15/19	150,000		154,500
Horizon Holdings III SASU, 5.1250%, 8/1/22	100,000	EUR	111,898
LSF9 Balta Issuer SA, 7.7500%, 9/15/22	100,000	EUR	111,731
Masco Corp., 6.5000%, 8/15/32	120,000		123,000
NCI Building Systems, Inc., 8.2500%, 1/15/23 (144A)	30,000		31,425
Owens-Brockway Glass Container, Inc., 5.8750%, 8/15/23	52,000		52,325
Summit Materials LLC / Summit Materials Finance Corp., 10.5000%, 1/31/20	47,000		50,290
Vulcan Materials Co., 7.5000%, 6/15/21	11,000		12,595
Vulcan Materials Co., 7.1500%, 11/30/37	349,000		376,920
			1,499,469
Communications – 10.3%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	200,000		186,500
Altice US Finance SA, 7.7500%, 7/15/25 (144A)	200,000		176,500
CBS Corp., 4.0000%, 1/15/26	102,000		100,346
CCO Holdings LLC / CCO Holdings Capital Corp., 5.3750%, 5/1/25 (144A)	54,000		49,208
CCO Holdings LLC / CCO Holdings Capital Corp., 5.8750%, 5/1/27 (144A)	47,000		43,593
CCO Safari II LLC, 4.4640%, 7/23/22	195,000		195,103
CCO Safari II LLC, 4.9080%, 7/23/25	82,000		81,607
CCO Safari II LLC, 6.3840%, 10/23/35	100,000		101,175
CCO Safari II LLC, 6.4840%, 10/23/45	33,000		33,292
Entercom Radio LLC, 10.5000%, 12/1/19	314,000		328,915
Frontier Communications Corp., 8.8750%, 9/15/20	60,000		58,800
Frontier Communications Corp., 10.5000%, 9/15/22	154,000		150,150
Frontier Communications Corp., 11.0000%, 9/15/25	92,000		89,010
Harron Communications LP/Harron Finance Corp., 9.1250%, 4/1/20 (144A)	180,000		191,250
iHeartCommunications, Inc., 14.0000%, 2/1/21	97,970		40,596
iHeartCommunications, Inc., 9.0000%, 9/15/22	69,000		56,580
National CineMedia LLC, 7.8750%, 7/15/21	189,000		194,670
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	237,000		245,887
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	48,000		42,720
Univision Communications, Inc., 8.5000%, 5/15/21 (144A)	135,000		140,400
			2,506,302
Consumer Cyclical – 10.9%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	109,000		110,226
AV Homes, Inc., 8.5000%, 7/1/19	39,000		38,513
Brinker International, Inc., 3.8750%, 5/15/23	94,000		91,968
Century Communities, Inc., 6.8750%, 5/15/22 (144A)	110,000		104,500
Century Communities, Inc., 6.8750%, 5/15/22	63,000		59,850
CPUK Finance, Ltd., 7.0000%, 8/28/20	100,000	GBP	151,249
General Motors Co., 4.8750%, 10/2/23	55,000		55,780
Greektown Holdings LLC / Greektown Mothership Corp.,
8.8750%, 3/15/19 (144A)	206,000		211,150
HIS, Inc., 5.0000%, 11/1/22	94,000		90,357
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	120,000		112,800
JC Penney Corp., Inc., 5.7500%, 2/15/18	107,000		102,987
KB Home, 7.6250%, 5/15/23	75,000		75,562
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)†	138,000		141,450
Landry's, Inc., 9.3750%, 5/1/20 (144A)	287,000		306,372
MDC Holdings, Inc., 5.5000%, 1/15/24	145,000		146,450
MDC Holdings, Inc., 6.0000%, 1/15/43	65,000		52,650
Meritage Homes Corp., 6.0000%, 6/1/25	47,000		47,235
MGM Resorts International, 6.7500%, 10/1/20	55,000		56,788

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	$155,000	$157,712
Navistar International Corp., 8.2500%, 11/1/21	38,000	30,448
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	80,000	77,800
Pinnacle Entertainment, Inc., 7.5000%, 4/15/21	55,000	57,338
PulteGroup, Inc., 7.8750%, 6/15/32	100,000	115,000
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18 (144A)€,§	61,000	49,410
Quiksilver, Inc. / QS Wholesale, Inc., 10.0000%, 8/1/20ß,€	22,000	1,650
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	88,000	92,730
WCI Communities, Inc., 6.8750%, 8/15/21	120,000	124,500
		2,662,475
Consumer Non-Cyclical – 7.3%
Concordia Healthcare Corp., 7.0000%, 4/15/23 (144A)	99,000	86,625
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	200,000	196,500
Crimson Merger Sub, Inc., 6.6250%, 5/15/22 (144A)	100,000	86,000
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)†	315,000	327,600
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	145,000	150,437
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	54,000	56,025
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.6250%, 10/15/23	72,000	65,520
Owens & Minor, Inc., 4.3750%, 12/15/24	71,000	72,121
Post Holdings, Inc., 7.3750%, 2/15/22	57,000	57,855
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	146,000	134,867
SUPERVALU, Inc., 6.7500%, 6/1/21	68,000	65,960
SUPERVALU, Inc., 7.7500%, 11/15/22	90,000	90,000
Tenet Healthcare Corp., 6.7500%, 6/15/23	98,000	97,265
Valeant Pharmaceuticals International, Inc., 5.3750%, 3/15/20 (144A)	204,000	198,262
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	105,000	102,818
		1,787,855
Energy – 1.4%
Chesapeake Energy Corp., 3.5388%, 4/15/19‡	70,000	49,700
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	157,000	145,225
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	53,000	52,761
Kinder Morgan, Inc., 7.7500%, 1/15/32	81,000	85,153
		332,839
Finance Companies – 1.0%
General Electric Capital Corp., 6.3750%, 11/15/67†,‡	130,000	139,344
General Electric Capital Corp., 7.1250%µ	100,000	115,500
		254,844
Industrial – 0.3%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000	61,655
Insurance – 0.1%
American International Group, Inc., 8.1750%, 5/15/58‡	26,000	34,385
Real Estate Investment Trusts (REITs) – 0.2%
Forestar USA Real Estate Group, Inc., 8.5000%, 6/1/22 (144A)	57,000	58,995
Technology – 5.1%
Alliance Data Systems Corp., 5.3750%, 8/1/22 (144A)	76,000	74,100
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	267,000	224,280
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	229,000	234,725
CommScope, Inc., 4.3750%, 6/15/20 (144A)	73,000	72,453
Dun & Bradstreet Corp., 4.0000%, 6/15/20	100,000	102,126
Molex Electronic Technologies LLC, 3.9000%, 4/15/25 (144A)	62,000	60,419
Seagate HDD Cayman, 4.7500%, 1/1/25	139,000	133,435
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	70,000	67,326
Trimble Navigation, Ltd., 4.7500%, 12/1/24	69,000	69,015
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)†	200,000	198,187
		1,236,066
Transportation – 1.4%
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	134,260
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	83,000	74,700
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
8.1250%, 2/15/19	52,000	37,960
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
7.3750%, 1/15/22 (144A)	8,000	6,440
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	93,000	90,675
		344,035
Total Corporate Bonds (cost $12,493,407)		12,022,103
Mortgage-Backed Securities – 8.1%
Fannie Mae Pool:
6.5000%, 12/1/28	109,964	126,600
6.5000%, 5/1/29	151,550	173,577
6.5000%, 9/1/33	136,085	157,654
6.5000%, 3/1/35	91,857	107,726

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
6.5000%, 12/1/35	$130,020	$151,882
4.0000%, 3/1/44	238,995	257,900
4.0000%, 7/1/44	82,607	89,687
4.0000%, 8/1/44	52,550	57,055
3.5000%, 2/1/45	68,905	72,195
4.0000%, 9/1/45	227,297	245,282
		1,439,558
Freddie Mac Gold Pool:
3.5000%, 2/1/44	25,724	26,948
Ginnie Mae I Pool:
7.5000%, 6/15/32	232,893	291,288
6.0000%, 1/15/34	172,721	201,318
		492,606
Ginnie Mae II Pool:
5.5000%, 5/20/42	14,383	16,266
Total Mortgage-Backed Securities (cost $1,927,164)		1,975,378
U.S. Treasury Notes/Bonds – 5.5%
1.6250%, 7/31/20	58,000	58,708
1.3750%, 8/31/20	7,000	7,008
2.3750%, 8/15/24	201,000	207,020
2.2500%, 11/15/24	275,000	280,142
2.0000%, 2/15/25	43,000	42,832
2.0000%, 8/15/25	178,000	177,059
3.3750%, 5/15/44	6,000	6,585
3.1250%, 8/15/44†	209,000	218,743
3.0000%, 11/15/44	179,000	182,790
2.5000%, 2/15/45	34,000	31,300
3.0000%, 5/15/45	2,000	2,047
2.8750%, 8/15/45	120,000	119,941
Total U.S. Treasury Notes/Bonds (cost $1,341,454)		1,334,175
Common Stocks – 0.9%
Capital Markets – 0.4%
E*TRADE Financial Corp.*	3,395	89,390
Construction Materials – 0.2%
Summit Materials, Inc. - Class A*	3,279	61,547
Hotels, Restaurants & Leisure – 0.1%
Las Vegas Sands Corp.	649	24,643
Real Estate Investment Trusts (REITs) – 0.2%
NorthStar Realty Finance Corp.	4,072	50,289
Total Common Stocks (cost $270,183)		225,869
Preferred Stocks – 0.5%
Household Durables – 0.1%
William Lyon Homes, 6.5000%	343	36,269
Pharmaceuticals – 0.4%
Allergan PLC, 5.5000%	95	89,629
Total Preferred Stocks (cost $130,309)		125,898
Investment Companies – 7.6%
Money Markets – 7.6%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $1,860,747)	1,860,747	1,860,747
Total Investments (total cost $25,063,517) – 100.1%		24,453,270
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(35,400)
Net Assets – 100%		$24,417,870

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$20,772,862	85.0%
United Kingdom	881,406	3.6
Luxembourg	875,711	3.6
Netherlands	397,421	1.6
Ireland	369,384	1.5
Greece	327,600	1.3
Brazil	206,462	0.8
Taiwan	198,187	0.8
Switzerland	117,384	0.5
France	111,898	0.5
Singapore	108,330	0.4

Canada	86,625	0.4

Total	$24,453,270	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.:
British Pound	10/28/15	393,600	$595,234	$5,135
Euro	10/28/15	414,000	462,756	959
Total			$1,057,990	$6,094

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $7,304,160, which represents 29.9% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2015, is $1,014,085.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

€	Issuer is not accruing interest income. The rate shown is the stated coupon rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	1,052,339	5,913,408	(5,105,000)	1,860,747	$ 535	$ 1,860,747

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/5/14-5/14/15	$288,797	$290,390	1.2%

Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18	3/6/14-6/3/14	63,452	49,410	0.2
Total		$352,249	$339,800	1.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 5,206,346	$ -
Bank Loans and Mezzanine Loans	-	1,702,754	-
Common Stock	225,869	-	-
Convertible Preferred Stock	-	125,898	-
Corporate Bonds	-	12,022,103	-
Mortgage-Backed Securities	-	1,975,378	-
U.S. Treasury Notes/Bonds	-	1,334,175	-
Investment Companies	-	1,860,747	-
Total Investments in Securities	$ 225,869	$ 24,227,401	$ -
Other Financial Instruments(a)
Forward Currency Contracts	$ -	$ 6,094	-
Total Assets	$ 225,869	$ 24,233,495	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity securities selected for growth potential and fixed-income securities selected for income potential. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $1,036,722.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans - Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 25,065,208	$ 127,446	$ (739,384)	$ (611,938)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Real Retun Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.6%
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡ (cost $259,674)	$267,600	$267,600
Bank Loans and Mezzanine Loans – 0.9%
Technology – 0.9%
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡ (cost $159,023)	158,821	158,589
Corporate Bonds – 76.3%
Banking – 4.8%
Ally Financial, Inc., 3.2500%, 2/13/18	369,000	363,465
American Express Co., 6.8000%, 9/1/66‡	100,000	101,125
Bank of America Corp., 8.0000%µ	66,000	68,970
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	181,269
Wells Fargo & Co., 7.9800%µ	125,000	132,031
		846,860
Basic Industry – 4.3%
ArcelorMittal, 4.5000%, 3/1/16	70,000	70,945
ArcelorMittal, 5.2500%, 2/25/17	203,000	200,970
Ashland, Inc., 3.8750%, 4/15/18	50,000	50,375
Rockwood Specialties Group, Inc., 4.6250%, 10/15/20	124,000	128,351
Steel Dynamics, Inc., 6.1250%, 8/15/19	286,000	292,435
		743,076
Brokerage – 0.6%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	65,000	63,944
Raymond James Financial, Inc., 4.2500%, 4/15/16	34,000	34,558
		98,502
Capital Goods – 6.9%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	179,000	183,027
CNH Industrial Capital LLC, 3.8750%, 11/1/15	274,000	273,315
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	95,244
Exelis, Inc., 4.2500%, 10/1/16	13,000	13,282
FLIR Systems, Inc., 3.7500%, 9/1/16	120,000	122,570
Hanson, Ltd., 6.1250%, 8/15/16	229,000	235,458
Vulcan Materials Co., 7.0000%, 6/15/18	247,000	275,405
		1,198,301
Communications – 9.7%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	141,000	138,867
CCO Safari II LLC, 3.5790%, 7/23/20	50,000	49,632
DISH DBS Corp., 4.6250%, 7/15/17	200,000	199,630
Entercom Radio LLC, 10.5000%, 12/1/19	219,000	229,402
Frontier Communications Corp., 8.2500%, 4/15/17	74,000	78,163
Frontier Communications Corp., 8.1250%, 10/1/18	200,000	205,000
Level 3 Financing, Inc., 8.6250%, 7/15/20	132,000	137,940
Level 3 Financing, Inc., 6.1250%, 1/15/21	202,000	207,658
T-Mobile USA, Inc., 6.0000%, 3/1/23	179,000	172,735
Univision Communications, Inc., 6.7500%, 9/15/22 (144A)	260,000	269,100
		1,688,127
Consumer Cyclical – 19.3%
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	160,000	169,016
DR Horton, Inc., 3.6250%, 2/15/18	154,000	156,118
DR Horton, Inc., 3.7500%, 3/1/19	110,000	110,688
Ford Motor Credit Co. LLC, 4.2500%, 2/3/17	325,000	335,838
General Motors Co., 3.5000%, 10/2/18	234,000	235,888
Greektown Holdings LLC / Greektown Mothership Corp.,
8.8750%, 3/15/19 (144A)	224,000	229,600
JC Penney Corp., Inc., 5.7500%, 2/15/18	71,000	68,338
Landry's, Inc., 9.3750%, 5/1/20 (144A)	218,000	232,715
Lennar Corp., 4.7500%, 12/15/17	250,000	256,719
Meritage Homes Corp., 4.5000%, 3/1/18	469,000	471,347
MGM Resorts International, 7.5000%, 6/1/16	290,000	297,975
Sally Holdings LLC / Sally Capital, Inc., 6.8750%, 11/15/19	268,000	278,050
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	225,000	238,500
Standard Pacific Corp., 8.3750%, 5/15/18	176,000	198,000
Toll Brothers Finance Corp., 4.0000%, 12/31/18	86,000	88,365
		3,367,157
Consumer Non-Cyclical – 14.2%
Capsugel SA, 7.0000%, 5/15/19 (144A)	125,000	125,000
Constellation Brands, Inc., 7.2500%, 9/1/16	190,000	197,600
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	246,000	255,840
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17	220,000	235,400
HCA, Inc., 6.5000%, 2/15/16	250,000	252,812
Jarden Corp., 7.5000%, 5/1/17	190,000	202,825

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	$223,000	$231,362
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
4.8750%, 4/15/20 (144A)	234,000	223,470
Owens & Minor, Inc., 4.3750%, 12/15/24	144,000	146,273
SUPERVALU, Inc., 6.7500%, 6/1/21	173,000	167,810
Tenet Healthcare Corp., 6.2500%, 11/1/18	414,000	441,945
		2,480,337
Energy – 4.7%
Chesapeake Energy Corp., 3.2500%, 3/15/16	122,000	119,584
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	435,000	413,250
Kinder Morgan Finance Co. LLC, 5.7000%, 1/5/16	2,000	2,021
Oceaneering International, Inc., 4.6500%, 11/15/24	59,000	56,133
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
5.0000%, 1/15/18 (144A)	156,000	148,590
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
6.8750%, 2/1/21	77,000	74,498
Whiting Petroleum Corp., 5.0000%, 3/15/19	1,000	870
		814,946
Finance Companies – 3.8%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.2500%, 7/1/20	217,000	216,729
CIT Group, Inc., 5.2500%, 3/15/18	270,000	277,425
GE Capital Trust I, 6.3750%, 11/15/67‡	70,000	75,075
International Lease Finance Corp., 6.7500%, 9/1/16	100,000	103,500
		672,729
Insurance – 1.6%
Centene Corp., 5.7500%, 6/1/17	266,000	277,305
Real Estate Investment Trusts (REITs) – 1.7%
Reckson Operating Partnership LP, 6.0000%, 3/31/16	288,000	294,297
Real Estate Management & Development – 0.2%
Forest City Enterprises, Inc., 3.6250%, 8/15/20	40,000	41,400
Technology – 2.2%
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	113,000	115,825
CommScope, Inc., 4.3750%, 6/15/20 (144A)	129,000	128,033
First Data Corp., 12.6250%, 1/15/21	117,000	132,941
		376,799
Transportation – 2.3%
Eletson Holdings, 9.6250%, 1/15/22 (144A)	34,000	30,770
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	134,260
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	122,000	109,800
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	123,000	123,751
		398,581
Total Corporate Bonds (cost $13,519,079)		13,298,417
U.S. Treasury Notes/Bonds – 5.6%
2.3750%, 3/31/16	138,000	139,504
0.6250%, 12/31/16	196,000	196,385
1.0000%, 9/15/17	5,000	5,035
0.8750%, 10/15/17	8,000	8,033
2.0000%, 8/15/25	84,000	83,556
3.0000%, 11/15/44	130,000	132,752
3.0000%, 5/15/45	243,000	248,676
2.8750%, 8/15/45	167,000	166,917
Total U.S. Treasury Notes/Bonds (cost $966,305)		980,858
Preferred Stocks – 0.2%
Capital Markets – 0%
Morgan Stanley Capital Trust III, 6.2500%	200	5,078
Morgan Stanley Capital Trust IV, 6.2500%	25	633
Morgan Stanley Capital Trust V, 5.7500%	6	150
Morgan Stanley Capital Trust VIII, 6.4500%	10	252
		6,113
Commercial Banks – 0.2%
Citigroup Capital XIII, 7.8750%	1,350	34,682
Total Preferred Stocks (cost $43,710)		40,795
Investment Companies – 9.7%
Money Markets – 9.7%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $1,687,775)	1,687,775	1,687,775
Total Investments (total cost $16,635,566) – 94.3%		16,434,034
Cash, Receivables and Other Assets, net of Liabilities – 5.7%		1,001,598
Net Assets – 100%		$17,435,632

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$14,378,202	87.5%
Germany	709,358	4.3
Greece	286,610	1.7
Luxembourg	271,915	1.7
Brazil	231,362	1.4
Netherlands	216,729	1.3
United Kingdom	181,269	1.1
Singapore	158,589	1.0

Total	$16,434,034	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $3,216,259, which represents 18.4% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	1,183,213	4,850,562	(4,346,000)	1,687,775	$ 654	$ 1,687,775

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	$166,678	$183,027	1.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 267,600	$ -
Bank Loans and Mezzanine Loans	-	158,589	-
Corporate Bonds	-	13,298,417	-
U.S. Treasury Notes/Bonds	-	980,858	-
Preferred Stocks	-	40,795	-
Investment Companies	-	1,687,775	-
Total Assets	$ -	$ 16,434,034	$ -

Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans - Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 16,656,573	$ 51,043	$ (273,582)	$ (222,539)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.5%
AmeriCredit Automobile Receivables Trust 2012-2, 3.3800%, 4/9/18	$17,924,000	$18,212,146
AmeriCredit Automobile Receivables Trust 2012-4, 1.9300%, 8/8/18	16,719,000	16,812,459
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	6,796,000	6,840,548
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,044,000	8,080,520
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	1,850,678	1,849,529
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	3,134,416	3,126,461
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	2,366,578	2,334,778
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,797,109	1,767,455
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	2,256,156	2,250,012
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,868,216	1,867,667
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,620,054	2,637,328
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	3,084,255	3,087,243
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	2,459,999	2,459,724
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	2,232,293	2,234,690
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,760,383	1,759,811
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	3,115,195	3,111,086
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,869,724	1,872,721
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	2,128,650	2,130,853
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,940,500	1,934,808
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	2,543,656	2,536,646
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	2,421,851	2,430,850
Santander Drive Auto Receivables Trust, 1.9400%, 3/15/18	9,888,468	9,921,456
Santander Drive Auto Receivables Trust 2012-5, 3.3000%, 9/17/18	11,567,000	11,803,279
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	15,382,000	15,489,612
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	13,603,000	13,585,098
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,259,000	13,313,667
SMART ABS Series 2012-4US Trust, 0.9700%, 3/14/17	981,664	981,075
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,835,472	1,834,769
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,929,169	1,938,400
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,912,027	1,907,870
Wells Fargo Commercial Mortgage Trust 2015-Lc22, 1.6390%, 9/15/58	2,652,000	2,663,820
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	3,633,000	3,637,399
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 12/1/47	2,285,284	2,294,837
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,720,633	1,717,636
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $170,258,747)		170,426,253
Bank Loans and Mezzanine Loans – 3.1%
Asset-Backed Securities – 0.9%
Defeasance Promissory Note, 6.4400%, 2/1/16‡,ß	23,464,171	23,785,232
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	5,598,000	5,564,188
Consumer Cyclical – 0.6%
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	14,774,428	14,725,081
Energy – 0%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	1,880,000	1,543,950
Finance Companies – 0.1%
RPI Finance Trust, 3.5000%, 11/9/20‡	2,132,642	2,123,322
Real Estate Investment Trusts (REITs) – 0.3%
ESH Hospitality, Inc., 5.0000%, 6/24/19‡	7,377,878	7,439,336
Technology – 1.0%
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	25,869,687	25,831,917
Total Bank Loans and Mezzanine Loans (cost $81,488,570)		81,013,026
Corporate Bonds – 57.3%
Banking – 18.3%
Ally Financial, Inc., 3.1250%, 1/15/16	6,759,000	6,733,654
Ally Financial, Inc., 3.6000%, 5/21/18	13,427,000	13,275,946
Ally Financial, Inc., 8.0000%, 12/31/18	11,853,000	13,067,933
Bank of America Corp., 1.5000%, 10/9/15	8,494,000	8,494,680
Bank of America Corp., 1.2500%, 1/11/16	17,450,000	17,476,070
Bank of America Corp., 3.6250%, 3/17/16	20,967,000	21,243,660
Bank of America Corp., 6.0500%, 5/16/16	3,160,000	3,250,291
Bank of America Corp., 3.7500%, 7/12/16	6,636,000	6,768,216
Bank of America NA, 1.6500%, 3/26/18	19,498,000	19,482,577
Bank of America NA, 1.7500%, 6/5/18	13,016,000	12,985,191
BBVA US Senior SAU, 4.6640%, 10/9/15	31,238,000	31,255,150
Citigroup, Inc., 1.8500%, 11/24/17	30,307,000	30,378,009
Discover Bank, 2.6000%, 11/13/18	7,786,000	7,818,639
Goldman Sachs Group, Inc., 3.6250%, 2/7/16	32,297,000	32,606,276
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	11,594,000	12,176,378
Intesa Sanpaolo SpA, 3.1250%, 1/15/16	13,939,000	14,014,368
Intesa Sanpaolo SpA, 2.3750%, 1/13/17	1,036,000	1,039,606

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
JPMorgan Chase & Co., 5.1500%, 10/1/15	$52,145,000	$52,145,000
Morgan Stanley, 3.4500%, 11/2/15	16,870,000	16,908,092
Morgan Stanley, 3.8000%, 4/29/16	6,748,000	6,858,627
Morgan Stanley, 1.8750%, 1/5/18	12,209,000	12,240,511
Morgan Stanley, 1.0341%, 7/23/19‡	28,067,000	27,868,061
PNC Bank NA, 1.6000%, 6/1/18	26,596,000	26,551,345
PNC Bank NA, 1.8500%, 7/20/18	9,749,000	9,790,726
PNC Funding Corp., 5.2500%, 11/15/15	3,203,000	3,218,640
Royal Bank of Scotland Group PLC, 1.8750%, 3/31/17	25,457,000	25,394,376
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	17,238,000	17,855,517
Synchrony Financial, 1.8750%, 8/15/17	7,637,000	7,639,360
UBS AG, 5.8750%, 7/15/16	2,250,000	2,329,130
UBS AG, 1.8000%, 3/26/18	16,799,000	16,790,466
		477,656,495
Basic Industry – 4.5%
Albemarle Corp., 3.0000%, 12/1/19	11,843,000	11,894,612
ArcelorMittal, 4.5000%, 3/1/16	15,282,000	15,488,307
ArcelorMittal, 5.2500%, 2/25/17	18,510,000	18,324,900
Ashland, Inc., 3.8750%, 4/15/18	12,300,000	12,392,250
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
1.7000%, 5/1/18 (144A)	13,663,000	13,632,122
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.4500%, 5/1/20 (144A)	8,001,000	8,060,679
Rockwood Specialties Group, Inc., 4.6250%, 10/15/20	35,586,000	36,834,535
		116,627,405
Brokerage – 1.0%
Raymond James Financial, Inc., 4.2500%, 4/15/16	24,484,000	24,885,513
Capital Goods – 3.5%
CNH Industrial America LLC, 7.2500%, 1/15/16	1,995,000	2,017,444
CNH Industrial Capital LLC, 3.8750%, 11/1/15	10,191,000	10,165,523
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,030,000	2,944,796
Eaton Corp., 0.9500%, 11/2/15	8,806,000	8,809,214
Exelis, Inc., 4.2500%, 10/1/16	9,890,000	10,104,534
FLIR Systems, Inc., 3.7500%, 9/1/16	19,136,000	19,545,855
Hanson, Ltd., 6.1250%, 8/15/16	662,000	680,668
Harris Corp., 1.9990%, 4/27/18	10,029,000	9,992,515
Martin Marietta Materials, Inc., 1.4266%, 6/30/17‡	14,660,000	14,549,962
Vulcan Materials Co., 7.0000%, 6/15/18	12,339,000	13,757,985
		92,568,496
Communications – 2.1%
CCO Safari II LLC, 3.5790%, 7/23/20	9,284,000	9,215,614
CCO Safari II LLC, 4.4640%, 7/23/22	17,317,000	17,326,143
Level 3 Financing, Inc., 7.0000%, 6/1/20	7,049,000	7,295,715
NBCUniversal Enterprise, Inc., 0.8258%, 4/15/16 (144A)‡	11,606,000	11,618,778
Verizon Communications, Inc., 2.5000%, 9/15/16	9,849,000	9,984,325
		55,440,575
Consumer Cyclical – 3.7%
Brinker International, Inc., 2.6000%, 5/15/18	7,443,000	7,499,537
CVS Health Corp., 1.9000%, 7/20/18	19,146,000	19,273,666
DR Horton, Inc., 5.6250%, 1/15/16	8,334,000	8,406,923
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	4,641,000	4,723,452
General Motors Co., 3.5000%, 10/2/18	23,193,000	23,380,168
General Motors Financial Co., Inc., 2.7500%, 5/15/16	15,572,000	15,667,456
GLP Capital LP / GLP Financing II, Inc., 4.3750%, 11/1/18	8,261,000	8,322,958
Hanesbrands, Inc., 6.3750%, 12/15/20	8,060,000	8,342,100
		95,616,260
Consumer Non-Cyclical – 8.0%
Actavis Funding SCS, 1.8500%, 3/1/17	19,819,000	19,864,683
Actavis Funding SCS, 2.3500%, 3/12/18	23,122,000	23,214,002
Actavis, Inc., 1.8750%, 10/1/17	7,098,000	7,080,518
HCA, Inc., 7.1900%, 11/15/15	15,910,000	15,969,662
HCA, Inc., 6.5000%, 2/15/16	13,014,000	13,160,407
Kraft Heinz Foods Co., 1.6000%, 6/30/17 (144A)	15,946,000	15,970,541
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
4.8750%, 4/15/20 (144A)	13,633,000	13,019,515
Mylan, Inc., 1.3500%, 11/29/16	11,866,000	11,782,594
Perrigo Co. PLC, 1.3000%, 11/8/16	29,898,000	29,673,018
SABMiller Holdings, Inc., 0.9901%, 8/1/18 (144A)‡	25,909,000	25,792,306
Wm Wrigley Jr Co., 1.4000%, 10/21/16	14,048,000	14,082,193
Zimmer Biomet Holdings, Inc., 1.4500%, 4/1/17	9,718,000	9,698,477
Zimmer Biomet Holdings, Inc., 2.0000%, 4/1/18	10,106,000	10,118,612
		209,426,528
Electric – 1.4%
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	36,416,000	36,891,447

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – 5.1%
Chesapeake Energy Corp., 3.2500%, 3/15/16	$25,721,000	$25,211,724
Chesapeake Energy Corp., 6.5000%, 8/15/17	1,503,000	1,356,458
DCP Midstream Operating LP, 3.2500%, 10/1/15	25,066,000	25,066,000
Enbridge, Inc., 0.7790%, 6/2/17‡	6,451,000	6,336,475
EnLink Midstream Partners LP, 2.7000%, 4/1/19	5,792,000	5,724,153
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,364,000	10,196,217
Kinder Morgan Finance Co. LLC, 5.7000%, 1/5/16	8,136,000	8,220,053
Kinder Morgan, Inc., 3.0500%, 12/1/19	25,923,000	25,451,901
Rowan Cos., Inc., 5.0000%, 9/1/17	16,165,000	15,851,916
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,226,000	9,354,324
		132,769,221
Finance Companies – 3.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
2.7500%, 5/15/17	13,959,000	13,749,615
CIT Group, Inc., 5.0000%, 5/15/17	36,092,000	36,994,300
General Electric Capital Corp., 5.0000%, 1/8/16	10,045,000	10,164,857
International Lease Finance Corp., 2.2872%, 6/15/16‡	6,948,000	6,913,260
International Lease Finance Corp., 6.7500%, 9/1/16	10,737,000	11,112,795
		78,934,827
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	5,001,000	5,056,376
Insurance – 0.6%
ACE INA Holdings, Inc., 2.6000%, 11/23/15	12,984,000	13,016,577
CNO Financial Group, Inc., 4.5000%, 5/30/20	2,654,000	2,707,080
		15,723,657
Real Estate Investment Trusts (REITs) – 0.8%
Reckson Operating Partnership LP, 6.0000%, 3/31/16	19,103,000	19,520,706
Technology – 3.9%
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	3,143,000	3,221,575
CommScope, Inc., 4.3750%, 6/15/20 (144A)	9,711,000	9,638,168
Dun & Bradstreet Corp., 4.0000%, 6/15/20	13,800,000	14,093,388
Fiserv, Inc., 3.1250%, 10/1/15	18,618,000	18,618,000
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	10,975,000	10,854,955
Seagate HDD Cayman, 3.7500%, 11/15/18	20,739,000	21,216,744
TSMC Global, Ltd., 0.9500%, 4/3/16 (144A)	11,735,000	11,703,609
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	13,730,000	13,605,524
		102,951,963
Transportation – 1.2%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	15,636,000	15,731,473
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.2000%, 7/15/20	16,620,000	16,807,673
		32,539,146
Total Corporate Bonds (cost $1,500,147,101)		1,496,608,615
U.S. Treasury Notes/Bonds – 30.8%
0.5000%, 6/30/16	3,446,000	3,451,924
0.6250%, 7/15/16	26,285,000	26,347,295
0.5000%, 8/31/16	73,473,000	73,554,335
0.8750%, 9/15/16	11,538,000	11,591,779
0.5000%, 9/30/16	44,509,000	44,553,643
0.3750%, 10/31/16	14,853,000	14,849,717
0.5000%, 11/30/16	24,053,000	24,070,535
0.6250%, 12/31/16	120,927,000	121,159,594
0.5000%, 3/31/17	40,239,000	40,232,200
0.6250%, 6/30/17	14,441,000	14,449,275
0.7500%, 6/30/17	10,191,000	10,218,995
0.6250%, 7/31/17	15,818,000	15,823,979
0.8750%, 8/15/17	23,053,000	23,159,851
1.0000%, 9/15/17	17,615,000	17,739,080
0.6250%, 9/30/17	10,239,000	10,234,198
0.8750%, 10/15/17	18,144,000	18,219,134
0.8750%, 11/15/17	66,350,000	66,585,012
1.0000%, 12/15/17	11,788,000	11,861,062
0.7500%, 12/31/17	10,228,000	10,232,265
0.8750%, 1/15/18	43,334,000	43,450,222
3.5000%, 2/15/18	2,006,000	2,134,378
0.7500%, 3/31/18	10,250,000	10,235,322
0.7500%, 4/15/18	29,942,000	29,892,865
1.3750%, 6/30/18	10,070,000	10,205,844
0.8750%, 7/15/18	53,549,000	53,546,215
1.3750%, 9/30/18	10,093,000	10,223,634
1.3750%, 12/31/18	10,113,000	10,227,297
1.6250%, 6/30/20	19,889,000	20,139,940
1.6250%, 7/31/20	21,280,000	21,539,914

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
1.3750%, 8/31/20	$35,184,000	$35,225,236
Total U.S. Treasury Notes/Bonds (cost $802,971,070)		805,154,740
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $33,837,255)	33,837,254	33,837,254
Total Investments (total cost $2,588,702,743) – 99.0%		2,587,039,888
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		26,502,939
Net Assets – 100%		$2,613,542,827

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$2,295,154,709	88.7%
United Kingdom	107,951,090	4.2
Spain	43,058,429	1.7
Luxembourg	33,813,207	1.3
Singapore	25,831,917	1.0
Taiwan	25,309,133	1.0
Switzerland	19,119,596	0.7
Italy	15,053,974	0.6
Netherlands	13,749,615	0.5
Canada	6,336,475	0.3
Australia	981,075	0.0
Germany	680,668	0.0

Total	$2,587,039,888	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $189,740,692, which represents 7.3% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.
ß	Security is illiquid.
ºº	Rate shown is the 7-day yield as of September 30, 2015.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	116,968,440	338,986,266	(422,117,452)	33,837,254	$ 21,821	$ 33,837,254

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2015.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 170,426,253	$ -
Bank Loans and Mezzanine Loans	-	57,227,794	23,785,232
Corporate Bonds	-	1,496,608,615	-
U.S. Treasury Notes/Bonds	-	805,154,740	-
Investment Companies	-	33,837,254	-
Total Assets	$ -	$ 2,563,254,656	$ 23,785,232

Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans - Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due.

Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the

Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,589,131,582	$ 6,315,625	$ (8,407,319)	$ (2,091,694)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Common Stocks – 94.1%
Aerospace & Defense – 2.7%
Honeywell International, Inc.	16,013	$1,516,271
Rockwell Collins, Inc.	12,715	1,040,596
United Technologies Corp.	16,700	1,486,133
		4,043,000
Beverages – 4.2%
Coca-Cola Enterprises, Inc.	44,294	2,141,615
Molson Coors Brewing Co. - Class B	14,740	1,223,715
PepsiCo, Inc.	31,656	2,985,161
		6,350,491
Biotechnology – 1.0%
Amgen, Inc.	5,259	727,425
Baxalta, Inc.	26,841	845,760
		1,573,185
Capital Markets – 0.7%
State Street Corp.	15,886	1,067,698
Commercial Banks – 12.0%
CIT Group, Inc.	52,023	2,082,481
Citigroup, Inc.	59,887	2,970,994
Fifth Third Bancorp	168,937	3,194,599
JPMorgan Chase & Co.	36,971	2,254,122
PNC Financial Services Group, Inc.	28,484	2,540,773
U.S. Bancorp	45,446	1,863,740
Wells Fargo & Co.	66,795	3,429,923
		18,336,632
Commercial Services & Supplies – 2.6%
Republic Services, Inc.	37,321	1,537,625
Tyco International PLC	71,573	2,394,833
		3,932,458
Communications Equipment – 1.3%
Cisco Systems, Inc.	38,568	1,012,410
QUALCOMM, Inc.	16,653	894,766
		1,907,176
Consumer Finance – 1.4%
American Express Co.	15,207	1,127,295
Discover Financial Services	18,348	953,912
		2,081,207
Diversified Financial Services – 2.6%
Berkshire Hathaway, Inc. - Class B*	30,400	3,964,160
Diversified Telecommunication Services – 1.7%
Verizon Communications, Inc.	60,328	2,624,871
Electric Utilities – 1.8%
PPL Corp.	83,241	2,737,796
Electrical Equipment – 0.8%
Emerson Electric Co.	26,712	1,179,869
Energy Equipment & Services – 1.0%
Schlumberger, Ltd. (U.S. Shares)	22,507	1,552,308
Food & Staples Retailing – 3.5%
CVS Health Corp.	18,643	1,798,677
Sysco Corp.	36,520	1,423,184
Wal-Mart Stores, Inc.	33,695	2,184,784
		5,406,645
Food Products – 1.9%
General Mills, Inc.	30,426	1,707,811
Hershey Co.	6,863	630,572
Mead Johnson Nutrition Co.	8,485	597,344
		2,935,727
Health Care Equipment & Supplies – 1.2%
Stryker Corp.	18,597	1,749,978
Health Care Providers & Services – 2.2%
Laboratory Corp. of America Holdings*	19,180	2,080,455
McKesson Corp.	6,957	1,287,254
		3,367,709
Household Products – 3.3%
Procter & Gamble Co.	69,928	5,030,620
Industrial Conglomerates – 1.3%
General Electric Co.	77,372	1,951,322
Information Technology Services – 0.7%
Accenture PLC - Class A (U.S. Shares)	10,427	1,024,557

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 6.5%
Allstate Corp.	20,800	$1,211,392
American International Group, Inc.	81,411	4,625,773
Chubb Corp.	15,519	1,903,405
Marsh & McLennan Cos., Inc.	40,756	2,128,278
		9,868,848
Internet Software & Services – 1.7%
Google, Inc. - Class A*	4,136	2,640,298
Life Sciences Tools & Services – 2.2%
Agilent Technologies, Inc.	54,921	1,885,438
Thermo Fisher Scientific, Inc.	12,000	1,467,360
		3,352,798
Media – 4.5%
CBS Corp. - Class B	35,015	1,397,098
Comcast Corp. - Class A	11,994	682,219
Omnicom Group, Inc.	32,765	2,159,213
Time Warner, Inc.	30,080	2,068,000
Walt Disney Co.	5,882	601,140
		6,907,670
Multiline Retail – 0.8%
Target Corp.	15,516	1,220,489
Oil, Gas & Consumable Fuels – 6.5%
Anadarko Petroleum Corp.	34,619	2,090,641
Chevron Corp.	11,483	905,779
Cimarex Energy Co.	16,284	1,668,784
Enterprise Products Partners LP	61,319	1,526,843
Occidental Petroleum Corp.	33,388	2,208,616
Royal Dutch Shell PLC (ADR)	30,225	1,432,363
		9,833,026
Personal Products – 1.1%
Unilever PLC (ADR)	41,389	1,687,843
Pharmaceuticals – 12.0%
AbbVie, Inc.	19,250	1,047,392
Johnson & Johnson	42,742	3,989,966
Merck & Co., Inc.	90,977	4,493,354
Novartis AG (ADR)	31,004	2,849,888
Pfizer, Inc.	114,615	3,600,057
Teva Pharmaceutical Industries, Ltd. (ADR)	17,026	961,288
Zoetis, Inc.	32,499	1,338,309
		18,280,254
Real Estate Investment Trusts (REITs) – 1.9%
AvalonBay Communities, Inc.	7,435	1,299,787
Weyerhaeuser Co.	60,755	1,661,042
		2,960,829
Road & Rail – 2.0%
CSX Corp.	58,213	1,565,930
Union Pacific Corp.	17,426	1,540,633
		3,106,563
Semiconductor & Semiconductor Equipment – 0.6%
Analog Devices, Inc.	17,132	966,416
Software – 4.0%
Microsoft Corp.	59,372	2,627,805
Oracle Corp.	95,840	3,461,741
		6,089,546
Technology Hardware, Storage & Peripherals – 0.8%
EMC Corp.	52,329	1,264,269
Wireless Telecommunication Services – 1.6%
Vodafone Group PLC (ADR)	78,318	2,485,813
Total Common Stocks (cost $124,419,094)		143,482,071
Repurchase Agreements – 4.8%
Undivided interest of 3.3% in a joint repurchase agreement (principal amount $221,500,000 with a maturity value of $221,500,492) with ING Financial Markets LLC, 0.0800%, dated 9/30/15, maturing 10/1/15 to be repurchased at $7,300,016 collateralized by $207,314,000 in U.S. Treasuries 0.6250% - 4.7500%, 2/15/17 - 5/15/45 with a value of $225,931,380 (cost $7,300,000)	$7,300,000	7,300,000
Total Investments (total cost $131,719,094) – 98.9%		150,782,071
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		1,613,976
Net Assets – 100%		$152,396,047

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$141,364,876	93.8%
United Kingdom	5,606,019	3.7
Switzerland	2,849,888	1.9
Israel	961,288	0.6

Total	$150,782,071	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 143,482,071	$ -	$ -
Repurchase Agreements	-	7,300,000	-
Total Assets	$ 143,482,071	$ 7,300,000	$ -

Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 131,607,998	$24,568,891	$ (5,394,818)	$ 19,174,073

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Common Stocks – 94.1%
Aerospace & Defense – 2.2%
BWX Technologies, Inc.	2,849,218	$75,105,387
Rockwell Collins, Inc.	335,591	27,464,768
		102,570,155
Beverages – 3.6%
Coca-Cola Enterprises, Inc.	1,044,292	50,491,518
Dr Pepper Snapple Group, Inc.	1,095,442	86,594,690
Molson Coors Brewing Co. - Class B	328,371	27,261,360
		164,347,568
Building Products – 0.8%
Simpson Manufacturing Co., Inc.	1,066,019	35,700,976
Capital Markets – 1.8%
Invesco, Ltd.	728,266	22,743,747
Raymond James Financial, Inc.	798,736	39,641,268
Stifel Financial Corp.*	513,302	21,610,014
		83,995,029
Chemicals – 0.6%
FMC Corp.	834,218	28,288,332
Commercial Banks – 9.2%
CIT Group, Inc.	555,505	22,236,865
Citizens Financial Group, Inc.	4,121,355	98,335,530
Fifth Third Bancorp	5,630,881	106,479,960
MB Financial, Inc.	1,683,613	54,953,128
Umpqua Holdings Corp.	4,022,401	65,565,136
Zions Bancorporation	2,726,033	75,074,949
		422,645,568
Commercial Services & Supplies – 5.0%
Republic Services, Inc.	1,548,881	63,813,897
Tyco International PLC	1,964,753	65,740,635
Waste Connections, Inc.	2,105,811	102,300,298
		231,854,830
Communications Equipment – 1.7%
F5 Networks, Inc.*	317,425	36,757,815
NetScout Systems, Inc.*	1,214,928	42,972,003
		79,729,818
Consumer Finance – 1.9%
Ally Financial, Inc.*	2,916,811	59,444,608
Discover Financial Services	517,504	26,905,033
		86,349,641
Containers & Packaging – 1.6%
Packaging Corp. of America	1,238,309	74,496,670
Electric Utilities – 3.5%
Pinnacle West Capital Corp.	690,232	44,271,481
PPL Corp.	3,493,742	114,909,174
		159,180,655
Electronic Equipment, Instruments & Components – 1.4%
Keysight Technologies, Inc.*	1,136,591	35,052,467
Trimble Navigation, Ltd.*	1,774,561	29,138,292
		64,190,759
Energy Equipment & Services – 1.4%
Dril-Quip, Inc.*	340,524	19,825,307
Oceaneering International, Inc.	631,685	24,812,587
Tidewater, Inc.	1,549,564	20,361,271
		64,999,165
Food & Staples Retailing – 4.3%
Casey's General Stores, Inc.	1,426,612	146,826,907
Sysco Corp.	1,267,041	49,376,588
		196,203,495
Food Products – 3.4%
JM Smucker Co.	582,363	66,441,795
McCormick & Co., Inc.	521,705	42,873,717
Mead Johnson Nutrition Co.	319,138	22,467,315
Sanderson Farms, Inc.	332,976	22,832,164
		154,614,991
Gas Utilities – 1.6%
Southwest Gas Corp.	1,300,831	75,864,464
Health Care Equipment & Supplies – 0.8%
Stryker Corp.	406,186	38,222,103

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 2.0%
Laboratory Corp. of America Holdings*	857,279	$92,989,053
Information Technology Services – 2.1%
Jack Henry & Associates, Inc.	612,178	42,613,711
Total System Services, Inc.	1,168,142	53,068,691
		95,682,402
Insurance – 6.7%
Allstate Corp.	801,925	46,704,112
Marsh & McLennan Cos., Inc.	1,584,806	82,758,569
RenaissanceRe Holdings, Ltd.	593,493	63,100,176
Torchmark Corp.	2,048,020	115,508,328
		308,071,185
Life Sciences Tools & Services – 2.8%
Agilent Technologies, Inc.	1,926,369	66,132,248
Thermo Fisher Scientific, Inc.	513,036	62,734,042
		128,866,290
Machinery – 3.0%
Kennametal, Inc.	1,126,557	28,040,004
Lincoln Electric Holdings, Inc.	828,026	43,413,403
Timken Co.	1,475,674	40,566,278
Valmont Industries, Inc.	259,827	24,654,984
		136,674,669
Marine – 0.5%
Kirby Corp.*	340,832	21,114,542
Media – 1.5%
Omnicom Group, Inc.	1,071,125	70,587,138
Multiline Retail – 1.9%
Dillard's, Inc. - Class A	320,912	28,044,500
Kohl's Corp.	588,790	27,266,865
Macy's, Inc.	587,056	30,127,714
		85,439,079
Multi-Utilities – 2.3%
Alliant Energy Corp.	1,837,824	107,494,326
Oil, Gas & Consumable Fuels – 5.4%
Anadarko Petroleum Corp.	821,897	49,634,360
Cimarex Energy Co.	475,429	48,721,964
MarkWest Energy Partners LP	659,445	28,296,785
Plains All American Pipeline LP	1,389,998	42,228,139
Western Gas Partners LP	1,705,548	79,853,757
		248,735,005
Pharmaceuticals – 0.8%
Zoetis, Inc.	914,346	37,652,768
Real Estate Investment Trusts (REITs) – 10.4%
Alexandria Real Estate Equities, Inc.	592,093	50,132,514
AvalonBay Communities, Inc.	385,884	67,460,241
Equity Lifestyle Properties, Inc.	1,131,420	66,267,269
Extra Space Storage, Inc.	712,537	54,979,355
Healthcare Trust of America, Inc. - Class A	2,586,963	63,406,463
Host Hotels & Resorts, Inc.	1,983,020	31,351,546
Post Properties, Inc.	1,001,740	58,391,425
Potlatch Corp.	1,711,342	49,269,536
Weyerhaeuser Co.	1,318,168	36,038,713
		477,297,062
Road & Rail – 1.7%
CSX Corp.	2,838,140	76,345,966
Semiconductor & Semiconductor Equipment – 2.4%
Analog Devices, Inc.	945,968	53,362,055
Microchip Technology, Inc.	1,291,945	55,669,910
		109,031,965
Software – 3.2%
Check Point Software Technologies, Ltd.*	1,034,763	82,087,749
Synopsys, Inc.*	1,396,221	64,477,486
		146,565,235
Technology Hardware, Storage & Peripherals – 0.5%
NetApp, Inc.	791,884	23,439,766
Textiles, Apparel & Luxury Goods – 1.5%
PVH Corp.	336,906	34,344,198
Steven Madden, Ltd.*	433,535	15,876,052
Wolverine World Wide, Inc.	793,322	17,167,488
		67,387,738
Thrifts & Mortgage Finance – 0.6%
Washington Federal, Inc.	1,273,953	28,982,431
Total Common Stocks (cost $3,830,014,140)		4,325,610,839

Shares or Principal Amounts		Value
Repurchase Agreements – 5.1%
Undivided interest of 63.8% in a joint repurchase agreement (principal amount $221,500,000 with a maturity value of $221,500,492) with ING Financial Markets LLC, 0.0800%, dated 9/30/15, maturing 10/1/15 to be repurchased at $141,400,314 collateralized by $207,314,000 in U.S. Treasuries 0.6250% - 4.7500%, 2/15/17 - 5/15/45 with a value of $225,931,380	$141,400,000	$141,400,000
Undivided interest of 47.5% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,000,278) with RBC Capital Markets Corp., 0.0500%, dated 9/30/15, maturing 10/1/15 to be repurchased at $95,000,132 collateralized by $230,519,547 in U.S. Treasuries 0% - 8.5000%, 12/17/15 - 8/15/45 with a value of $204,000,026	95,000,000	95,000,000
Total Repurchase Agreements (cost $236,400,000)		236,400,000
Total Investments (total cost $4,066,414,140) – 99.2%		4,562,010,839
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		37,398,379
Net Assets – 100%		$4,599,409,218

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$4,479,923,090	98.2%
Israel	82,087,749	1.8

Total	$4,562,010,839	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 4,325,610,839	$ -	$ -
Repurchase Agreements	-	236,400,000	-
Total Assets	$ 4,325,610,839	$ 236,400,000	$ -

Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,093,139,220	$758,310,406	$(289,438,787)	$ 468,871,619

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Select Value Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Common Stocks – 87.6%
Aerospace & Defense – 1.2%
BWX Technologies, Inc.	35,000	$922,600
Auto Components – 1.8%
Standard Motor Products, Inc.	39,124	1,364,645
Commercial Banks – 9.4%
Bank of Marin Bancorp	3,770	180,922
Citizens Financial Group, Inc.	35,000	835,100
FCB Financial Holdings, Inc. - Class A*	15,000	489,300
Heritage Financial Corp.	120,000	2,258,400
PNC Financial Services Group, Inc.	14,000	1,248,800
Umpqua Holdings Corp.	50,000	815,000
Wells Fargo & Co.	22,000	1,129,700
		6,957,222
Commercial Services & Supplies – 3.1%
Tyco International PLC	32,000	1,070,720
Waste Connections, Inc.	25,000	1,214,500
		2,285,220
Electrical Equipment – 0.5%
Generac Holdings, Inc.*	12,000	361,080
Electronic Equipment, Instruments & Components – 0.4%
Trimble Navigation, Ltd.*	20,000	328,400
Energy Equipment & Services – 1.2%
Oceaneering International, Inc.	12,000	471,360
Tidewater, Inc.	34,000	446,760
		918,120
Food & Staples Retailing – 6.3%
Casey's General Stores, Inc.	45,000	4,631,400
Health Care Equipment & Supplies – 2.7%
Stryker Corp.	21,000	1,976,100
Health Care Providers & Services – 3.7%
Laboratory Corp. of America Holdings*	15,000	1,627,050
Premier, Inc. - Class A*	32,000	1,099,840
		2,726,890
Health Care Technology – 0.8%
Omnicell, Inc.*	20,000	622,000
Hotels, Restaurants & Leisure – 2.1%
Cedar Fair LP	30,000	1,578,300
Household Products – 0.8%
Procter & Gamble Co.	8,000	575,520
Industrial Conglomerates – 0.9%
Raven Industries, Inc.	40,000	678,000
Information Technology Services – 2.5%
Jack Henry & Associates, Inc.	26,000	1,809,860
Life Sciences Tools & Services – 3.0%
Agilent Technologies, Inc.	46,000	1,579,180
Thermo Fisher Scientific, Inc.	5,000	611,400
		2,190,580
Machinery – 3.6%
Donaldson Co., Inc.	38,000	1,067,040
Lincoln Electric Holdings, Inc.	12,000	629,160
Timken Co.	36,000	989,640
		2,685,840
Marine – 2.7%
Irish Continental Group PLC	405,000	1,982,236
Oil, Gas & Consumable Fuels – 7.3%
Anadarko Petroleum Corp.	18,500	1,117,215
Cone Midstream Partners LP	150,000	1,489,500
Lone Pine Resources Canada, Ltd.*,§	212,919	112,493
Lone Pine Resources, Inc.*,§	212,919	135,493
Plains All American Pipeline LP	50,000	1,519,000
Western Gas Partners LP	22,000	1,030,040
		5,403,741
Pharmaceuticals – 10.5%
AbbVie, Inc.	25,000	1,360,250
Johnson & Johnson	25,000	2,333,750
Merck & Co., Inc.	32,000	1,580,480
Novartis AG (ADR)	18,000	1,654,560
Zoetis, Inc.	20,000	823,600
		7,752,640

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 9.1%
Alexandria Real Estate Equities, Inc.	8,000	$677,360
AvalonBay Communities, Inc.	6,000	1,048,920
EastGroup Properties, Inc.	22,000	1,191,960
Healthcare Trust of America, Inc. - Class A	45,000	1,102,950
Potlatch Corp.	60,000	1,727,400
Weyerhaeuser Co.	35,000	956,900
		6,705,490
Road & Rail – 2.7%
Kansas City Southern	8,000	727,040
Union Pacific Corp.	14,000	1,237,740
		1,964,780
Semiconductor & Semiconductor Equipment – 2.7%
Microchip Technology, Inc.	46,000	1,982,140
Software – 6.3%
Check Point Software Technologies, Ltd.*	16,000	1,269,280
Microsoft Corp.	15,000	663,900
Oracle Corp.	32,000	1,155,840
Synopsys, Inc.*	34,000	1,570,120
		4,659,140
Thrifts & Mortgage Finance – 2.3%
OceanFirst Financial Corp.	100,000	1,722,000
Total Common Stocks (cost $59,486,645)		64,783,944
Repurchase Agreements (C)– 12.6%
Undivided interest of 4.2% in a joint repurchase agreement (principal amount $221,500,000 with a maturity value of $221,500,492) with ING Financial Markets LLC, 0.0800%, dated 9/30/15, maturing 10/1/15 to be repurchased at $9,300,021 collateralized by $207,314,000 in U.S. Treasuries 0.6250% - 4.7500%, 2/15/17 - 5/15/45 with a value of $225,931,380 (cost $9,300,000)	$9,300,000	9,300,000
Total Investments (total cost $68,786,645) – 100.2%		74,083,944
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(150,627)
Net Assets – 100%		$73,933,317

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$68,929,882	93.0%
Ireland	1,982,236	2.7
Switzerland	1,654,560	2.2
Israel	1,269,280	1.7
China	135,493	0.2
Canada	112,493	0.2

Total	$74,083,944	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.
(c)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lone Pine Resources Canada, Ltd.	2/4/14	$135,493	$112,493	0.1%
Lone Pine Resources, Inc.	2/4/14	135,493	135,493	0.2
Total		$270,986	$247,986	0.3%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Marine	$ -	$ 1,982,236	$ -
Oil, Gas & Consumable Fuels	5,155,755	-	247,986
All Other	57,397,967	-	-
Repurchase Agreements	-	9,300,000	-
Total Assets	$ 62,553,722	$ 11,282,236	$ 247,986

Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,778,732 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 68,745,538	$ 9,209,408	$ (3,871,002)	$ 5,338,406

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Common Stocks – 94.6%
Aerospace & Defense – 1.6%
BWX Technologies, Inc.	880,195	$23,201,940
Auto Components – 2.1%
Standard Motor Products, Inc.	894,268	31,192,068
Automobiles – 0.6%
Winnebago Industries, Inc.	464,259	8,890,560
Building Products – 1.9%
Simpson Manufacturing Co., Inc.	841,644	28,186,658
Capital Markets – 3.5%
AllianceBernstein Holding LP	1,039,663	27,655,036
Evercore Partners, Inc. - Class A	317,573	15,954,867
Stifel Financial Corp.*	190,107	8,003,505
		51,613,408
Chemicals – 0.4%
Intrepid Potash, Inc.*	1,120,037	6,205,005
Commercial Banks – 16.5%
Bank of Hawaii Corp.	447,959	28,440,917
Banner Corp.	253,870	12,127,370
Boston Private Financial Holdings, Inc.	838,102	9,805,793
Columbia Banking System, Inc.	697,267	21,761,703
FCB Financial Holdings, Inc. - Class A*	455,649	14,863,270
First Interstate BancSystem, Inc. - Class A	521,960	14,531,366
FirstMerit Corp.	858,628	15,171,957
Independent Bank Corp.	398,427	18,367,485
MB Financial, Inc.	232,289	7,581,913
PrivateBancorp, Inc.	177,658	6,809,631
S&T Bancorp, Inc.	428,306	13,971,342
Sterling Bancorp	2,026,044	30,127,274
Umpqua Holdings Corp.	1,562,784	25,473,379
United Community Banks, Inc.	1,047,682	21,414,620
		240,448,020
Commercial Services & Supplies – 5.5%
Copart, Inc.*	403,910	13,288,639
UniFirst Corp.	367,143	39,214,544
Waste Connections, Inc.	561,574	27,281,265
		79,784,448
Communications Equipment – 2.1%
NetScout Systems, Inc.*	563,997	19,948,574
Radware, Ltd.*	641,655	10,433,310
		30,381,884
Containers & Packaging – 2.8%
Silgan Holdings, Inc.	165,026	8,587,953
Sonoco Products Co.	863,540	32,590,000
		41,177,953
Electrical Equipment – 1.8%
Encore Wire Corp.	211,268	6,902,126
Franklin Electric Co., Inc.	376,126	10,241,911
Generac Holdings, Inc.*	304,309	9,156,658
		26,300,695
Electronic Equipment, Instruments & Components – 0.7%
Tech Data Corp.*	159,175	10,903,487
Energy Equipment & Services – 1.4%
Dril-Quip, Inc.*	94,862	5,522,866
Tidewater, Inc.	1,147,076	15,072,579
		20,595,445
Food & Staples Retailing – 3.4%
Casey's General Stores, Inc.	489,242	50,352,787
Food Products – 3.3%
J&J Snack Foods Corp.	114,610	13,026,573
Lancaster Colony Corp.	170,281	16,598,992
Sanderson Farms, Inc.	268,307	18,397,811
		48,023,376
Gas Utilities – 1.7%
Southwest Gas Corp.	414,291	24,161,451
Health Care Equipment & Supplies – 1.0%
Halyard Health, Inc.*	383,714	10,912,826
STERIS Corp.	65,933	4,283,667
		15,196,493
Health Care Providers & Services – 4.0%
Owens & Minor, Inc.	915,270	29,233,724

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Premier, Inc. - Class A*	841,133	$28,909,741
		58,143,465
Health Care Technology – 1.5%
Omnicell, Inc.*	686,104	21,337,834
Hotels, Restaurants & Leisure – 2.0%
Cedar Fair LP	558,279	29,371,058
Information Technology Services – 2.7%
Jack Henry & Associates, Inc.	569,931	39,672,897
Insurance – 2.6%
First American Financial Corp.	288,399	11,267,749
Hanover Insurance Group, Inc.	345,690	26,860,113
		38,127,862
Leisure Products – 0.4%
Arctic Cat, Inc.	292,606	6,490,001
Machinery – 7.5%
Astec Industries, Inc.	273,114	9,152,050
CLARCOR, Inc.	476,216	22,705,979
Kennametal, Inc.	489,839	12,192,093
Lincoln Electric Holdings, Inc.	404,156	21,189,899
RBC Bearings, Inc.*	256,476	15,319,311
Timken Co.	591,613	16,263,441
Valmont Industries, Inc.	135,420	12,850,004
		109,672,777
Media – 1.0%
Morningstar, Inc.	185,369	14,877,716
Metals & Mining – 1.7%
Compass Minerals International, Inc.	210,106	16,466,007
TimkenSteel Corp.	782,693	7,920,853
		24,386,860
Multiline Retail – 1.1%
Dillard's, Inc. - Class A	187,477	16,383,615
Oil, Gas & Consumable Fuels – 2.1%
Cone Midstream Partners LP£	1,884,385	18,711,943
SM Energy Co.	374,702	12,005,452
		30,717,395
Paper & Forest Products – 0.5%
Schweitzer-Mauduit International, Inc.	196,643	6,760,586
Pharmaceuticals – 1.5%
Phibro Animal Health Corp. - Class A	669,604	21,179,574
Real Estate Investment Trusts (REITs) – 9.4%
EastGroup Properties, Inc.	279,521	15,144,448
Healthcare Trust of America, Inc. - Class A	679,337	16,650,550
LaSalle Hotel Properties	181,639	5,156,731
National Storage Affiliates Trust	875,187	11,858,784
Post Properties, Inc.	435,027	25,357,724
Potlatch Corp.	829,960	23,894,548
Sovran Self Storage, Inc.	408,728	38,543,050
		136,605,835
Road & Rail – 1.0%
Genesee & Wyoming, Inc. - Class A*	256,764	15,169,617
Semiconductor & Semiconductor Equipment – 0.9%
Teradyne, Inc.	747,453	13,461,629
Software – 1.6%
NICE Systems, Ltd. (ADR)	112,978	6,364,051
Synopsys, Inc.*	380,993	17,594,257
		23,958,308
Specialty Retail – 1.5%
Cabela's, Inc.*	86,624	3,950,054
Finish Line, Inc. - Class A	492,486	9,504,980
Sally Beauty Holdings, Inc.*	323,757	7,689,229
		21,144,263
Textiles, Apparel & Luxury Goods – 1.0%
Movado Group, Inc.	262,390	6,777,534
Wolverine World Wide, Inc.	347,459	7,519,013
		14,296,547
Trading Companies & Distributors – 0.3%
GATX Corp.	89,162	3,936,502
Total Common Stocks (cost $1,302,747,721)		1,382,310,019
Repurchase Agreements – 5.3%
Repurchase Agreements – (continued)
Shares or Principal Amounts		Value
Undivided interest of 21.4% in a joint repurchase agreement (principal amount	$47,400,000	47,400,000

$221,500,000 with a maturity value of $221,500,492) with ING Financial Markets LLC, 0.0800%, dated 9/30/15, maturing 10/1/15 to be repurchased at $47,400,105 collateralized by $207,314,000 in U.S. Treasuries 0.6250% - 4.7500%, 2/15/17 - 5/15/45 with a value of $225,931,380

Undivided interest of 15.0% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,000,278) with RBC Capital Markets Corp., 0.0500%, dated 9/30/15, maturing 10/1/15 to be repurchased at $30,000,042 collateralized by $230,519,547 in U.S. Treasuries 0% - 8.5000%, 12/17/15 - 8/15/45 with a value of $204,000,026	$30,000,000	$30,000,000
Total Repurchase Agreements (cost $77,400,000)		77,400,000
Total Investments (total cost $1,380,147,721) – 99.9%		1,459,710,019
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		874,028
Net Assets – 100%		$1,460,584,047

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$1,442,912,658	98.8%
Israel	16,797,361	1.2

Total	$1,459,710,019	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Cone Midstream Partners LP	1,368,997	515,388	-	1,884,385	$ 358,879	$18,711,943

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 1,382,310,019	$ -	$ -
Repurchase Agreements	-	77,400,000	-
Total Assets	$ 1,382,310,019	$ 77,400,000	$ -

Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,376,297,838	$162,617,639	$(79,205,458)	$ 83,412,181

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

September 30, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	$25,000	$25,638
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,158
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	147,263	152,518
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	35,176	36,534
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	49,250
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	76,913	69,520
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/19 (144A)‡	16,000	15,780
GS Mortgage Securities Corp. II, 3.5495%, 12/10/27 (144A)‡	100,000	96,536
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	22,585	23,559
Santander Drive Auto Receivables Trust, 2.5200%, 9/17/18	27,000	27,290
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,310
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,360
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	72,610	73,915
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1497%, 2/15/51‡	23,638	24,326
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.9566%, 1/15/27 (144A)‡	25,000	24,454
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.4566%, 2/15/27 (144A)‡	25,000	24,436
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	92,000	92,452
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $836,887)		837,036
Bank Loans and Mezzanine Loans – 1.0%
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	48,000	47,710
Tribune Media Co., 3.7500%, 12/28/20‡	51,076	50,587
		98,297
Consumer Cyclical – 0%
Staples, Inc., 0%, 4/23/21‡	18,000	17,894
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	73,075	72,664
Technology – 0.6%
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	273,008	272,610
Total Bank Loans and Mezzanine Loans (cost $463,027)		461,465
Corporate Bonds – 18.2%
Banking – 2.1%
Ally Financial, Inc., 8.0000%, 12/31/18	10,000	11,025
Ally Financial, Inc., 4.1250%, 3/30/20	55,000	54,381
Ally Financial, Inc., 4.6250%, 5/19/22	41,000	40,334
American Express Co., 6.8000%, 9/1/66‡	67,000	67,754
Bank of America Corp., 8.0000%µ	80,000	83,600
Discover Financial Services, 3.9500%, 11/6/24	21,000	20,667
Discover Financial Services, 3.7500%, 3/4/25	42,000	40,675
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	80,181
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	34,000	35,708
Morgan Stanley, 5.5500%µ	52,000	51,220
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	46,000	49,429
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	245,000	246,946
SVB Financial Group, 5.3750%, 9/15/20	56,000	62,422
Synchrony Financial, 3.0000%, 8/15/19	61,000	61,483
Wells Fargo & Co., 5.8750%µ	16,000	16,380
Zions Bancorporation, 5.8000%µ	71,000	67,805
		990,010
Basic Industry – 1.2%
Albemarle Corp., 4.1500%, 12/1/24	77,000	77,242
Albemarle Corp., 5.4500%, 12/1/44	59,000	59,787
Alcoa, Inc., 5.1250%, 10/1/24	3,000	2,828
Ashland, Inc., 3.8750%, 4/15/18	49,000	49,368
Ashland, Inc., 6.8750%, 5/15/43	40,000	37,200
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	92,053
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	45,960
LyondellBasell Industries NV, 4.6250%, 2/26/55	64,000	54,278
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	59,000	56,315
Rockwood Specialties Group, Inc., 4.6250%, 10/15/20	85,000	87,982
		563,013
Brokerage – 2.2%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	88,000	86,570
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	53,000	54,254
Charles Schwab Corp., 3.0000%, 3/10/25	36,000	35,447
Charles Schwab Corp., 7.0000%µ	45,000	51,975
E*TRADE Financial Corp., 5.3750%, 11/15/22	60,000	63,600
E*TRADE Financial Corp., 4.6250%, 9/15/23	78,000	78,780
Lazard Group LLC, 6.8500%, 6/15/17	2,000	2,161
Lazard Group LLC, 4.2500%, 11/14/20	60,000	63,555

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	$90,000	$95,287
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	60,000	54,967
Raymond James Financial, Inc., 5.6250%, 4/1/24	215,000	243,088
Stifel Financial Corp., 4.2500%, 7/18/24	62,000	61,982
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	49,000	49,345
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	108,000	110,562
		1,051,573
Capital Goods – 0.8%
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	51,510
Exelis, Inc., 4.2500%, 10/1/16	61,000	62,323
Exelis, Inc., 5.5500%, 10/1/21	28,000	31,100
Harris Corp., 3.8320%, 4/27/25	20,000	19,581
Harris Corp., 5.0540%, 4/27/45	30,000	28,956
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	43,000	43,178
Owens Corning, 4.2000%, 12/1/24	22,000	21,855
Vulcan Materials Co., 7.0000%, 6/15/18	29,000	32,335
Vulcan Materials Co., 7.5000%, 6/15/21	18,000	20,610
Vulcan Materials Co., 4.5000%, 4/1/25	88,000	86,240
		397,688
Communications – 0.4%
CCO Safari II LLC, 4.9080%, 7/23/25	48,000	47,770
Nielsen Finance LLC / Nielsen Finance Co., 4.5000%, 10/1/20	40,000	40,100
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	50,000	50,764
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	63,325
		201,959
Consumer Cyclical – 1.8%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	59,000	57,684
Brinker International, Inc., 3.8750%, 5/15/23	75,000	73,379
CVS Health Corp., 2.8000%, 7/20/20	87,000	88,392
CVS Health Corp., 3.5000%, 7/20/22	47,000	48,543
CVS Health Corp., 3.8750%, 7/20/25	71,000	73,187
DR Horton, Inc., 4.7500%, 5/15/17	31,000	31,911
DR Horton, Inc., 3.7500%, 3/1/19	63,000	63,394
General Motors Co., 4.8750%, 10/2/23	188,000	190,667
MDC Holdings, Inc., 5.5000%, 1/15/24	72,000	72,720
Starwood Hotels & Resorts Worldwide, Inc., 7.1500%, 12/1/19	50,000	58,025
Toll Brothers Finance Corp., 4.0000%, 12/31/18	28,000	28,770
Toll Brothers Finance Corp., 4.3750%, 4/15/23	15,000	14,738
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.2500%, 5/30/23 (144A)	40,000	33,050
		834,460
Consumer Non-Cyclical – 2.0%
Actavis Funding SCS, 3.0000%, 3/12/20	75,000	75,066
Actavis Funding SCS, 3.8000%, 3/15/25	68,000	65,691
Actavis Funding SCS, 4.5500%, 3/15/35	41,000	37,723
Becton Dickinson and Co., 1.8000%, 12/15/17	52,000	52,228
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	63,000	67,568
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	34,000	34,223
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	29,000	29,624
Laboratory Corp. of America Holdings, 3.2000%, 2/1/22	58,000	57,730
Laboratory Corp. of America Holdings, 3.6000%, 2/1/25	58,000	56,148
Omnicare, Inc., 4.7500%, 12/1/22	22,000	23,760
Omnicare, Inc., 5.0000%, 12/1/24	30,000	32,550
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	15,000	15,225
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	28,000	28,078
Tyson Foods, Inc., 6.6000%, 4/1/16	24,000	24,659
Valeant Pharmaceuticals International, Inc., 5.8750%, 5/15/23 (144A)	30,000	28,669
Valeant Pharmaceuticals International, Inc., 6.1250%, 4/15/25 (144A)	31,000	29,528
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	103,000	107,279
Zimmer Biomet Holdings, Inc., 2.7000%, 4/1/20	55,000	55,201
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	65,000	64,357
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	75,000	73,442
		958,749
Electric – 0.4%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	45,000	47,138
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	46,000	46,601
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	67,000	74,555
		168,294
Energy – 2.0%
Chesapeake Energy Corp., 5.3750%, 6/15/21	37,000	24,605
Chesapeake Energy Corp., 4.8750%, 4/15/22	30,000	19,575
Chevron Corp., 1.3450%, 11/15/17	41,000	41,142
Cimarex Energy Co., 5.8750%, 5/1/22	104,000	109,220

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Cimarex Energy Co., 4.3750%, 6/1/24	$126,000	$122,677
DCP Midstream Operating LP, 4.9500%, 4/1/22	65,000	58,506
DCP Midstream Operating LP, 3.8750%, 3/15/23	43,000	35,915
DCP Midstream Operating LP, 5.6000%, 4/1/44	13,000	10,522
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	44,507
EnLink Midstream Partners LP, 4.4000%, 4/1/24	44,000	41,891
EnLink Midstream Partners LP, 5.6000%, 4/1/44	32,000	29,122
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	77,000	76,653
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	43,000	39,256
Kinder Morgan, Inc., 6.5000%, 9/15/20	5,000	5,536
Kinder Morgan, Inc., 7.7500%, 1/15/32	32,000	33,641
NGL Energy Partners LP / NGL Energy Finance Corp., 5.1250%, 7/15/19	67,000	60,970
Oceaneering International, Inc., 4.6500%, 11/15/24	96,000	91,335
Phillips 66 Partners LP, 3.6050%, 2/15/25	16,000	14,674
Spectra Energy Partners LP, 4.7500%, 3/15/24	58,000	59,952
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.1250%, 11/15/19 (144A)	48,000	43,080
		962,779
Finance Companies – 1.1%
CIT Group, Inc., 4.2500%, 8/15/17	97,000	98,212
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	82,000	85,075
GE Capital Trust I, 6.3750%, 11/15/67‡	50,000	53,625
General Electric Capital Corp., 6.3750%, 11/15/67‡	5,000	5,359
General Electric Capital Corp., 6.2500%µ	100,000	108,500
General Electric Capital Corp., 7.1250%µ	100,000	115,500
International Lease Finance Corp., 6.7500%, 9/1/16	38,000	39,330
International Lease Finance Corp., 8.7500%, 3/15/17	18,000	19,350
		524,951
Financial – 0.4%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	102,000	105,283
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	70,000	68,425
		173,708
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	31,000	31,343
Cintas Corp. No 2, 4.3000%, 6/1/21	34,000	37,083
		68,426
Insurance – 0.4%
CNO Financial Group, Inc., 4.5000%, 5/30/20	13,000	13,260
CNO Financial Group, Inc., 5.2500%, 5/30/25	43,000	43,645
Primerica, Inc., 4.7500%, 7/15/22	82,000	89,211
Voya Financial, Inc., 5.6500%, 5/15/53‡	63,000	63,504
		209,620
Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	63,000	62,894
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	65,000	68,307
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	39,211
Retail Opportunity Investments Partnership LP, 5.0000%, 12/15/23	18,000	18,825
Retail Opportunity Investments Partnership LP, 4.0000%, 12/15/24	22,000	21,519
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,936
SL Green Realty Corp., 5.0000%, 8/15/18	130,000	138,560
		380,252
Technology – 2.1%
Autodesk, Inc., 3.6000%, 12/15/22	47,000	46,965
Cadence Design Systems, Inc., 4.3750%, 10/15/24	98,000	99,863
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	14,000	14,631
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	24,000	23,737
Molex Electronic Technologies LLC, 3.9000%, 4/15/25 (144A)	70,000	68,215
Seagate HDD Cayman, 4.7500%, 6/1/23	15,000	14,804
Seagate HDD Cayman, 4.7500%, 1/1/25	215,000	206,392
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	49,000	45,578
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	63,000	60,594
Trimble Navigation, Ltd., 4.7500%, 12/1/24	107,000	107,023
Verisk Analytics, Inc., 4.8750%, 1/15/19	49,000	52,125
Verisk Analytics, Inc., 5.8000%, 5/1/21	97,000	110,212
Verisk Analytics, Inc., 4.0000%, 6/15/25	101,000	99,883
Verisk Analytics, Inc., 5.5000%, 6/15/45	54,000	53,070
		1,003,092
Transportation – 0.3%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	13,000	13,079
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	52,000	53,024
Southwest Airlines Co., 5.1250%, 3/1/17	53,000	55,744
		121,847
Total Corporate Bonds (cost $8,578,641)		8,610,421

Shares or Principal Amounts		Value
Mortgage-Backed Securities – 8.1%
Fannie Mae Pool:
5.5000%, 1/1/25	$10,848	$11,819
4.0000%, 6/1/29	10,872	11,668
5.0000%, 9/1/29	36,162	39,821
5.0000%, 1/1/30	13,044	14,364
5.5000%, 1/1/33	6,645	7,507
4.0000%, 4/1/34	23,470	25,495
6.0000%, 12/1/35	34,232	38,858
6.0000%, 2/1/37	5,521	6,336
6.0000%, 9/1/37	36,234	39,579
6.0000%, 10/1/38	33,020	37,334
7.0000%, 2/1/39	10,400	11,859
5.5000%, 3/1/40	45,796	52,194
5.5000%, 4/1/40	119,504	133,564
4.5000%, 10/1/40	10,782	11,742
5.0000%, 2/1/41	100,201	111,141
5.5000%, 2/1/41	24,640	28,082
5.0000%, 4/1/41	22,591	25,110
5.0000%, 5/1/41	17,457	19,274
5.0000%, 7/1/41	45,249	49,949
5.0000%, 10/1/41	23,445	26,016
5.5000%, 12/1/41	37,371	41,978
4.0000%, 6/1/42	62,273	67,128
4.0000%, 8/1/42	26,337	28,407
4.0000%, 9/1/42	33,039	35,652
4.0000%, 11/1/42	49,373	53,224
4.0000%, 12/1/42	9,618	10,436
3.5000%, 2/1/43	129,211	135,366
4.0000%, 9/1/43	26,348	28,416
3.5000%, 1/1/44	139,818	147,789
3.5000%, 1/1/44	65,557	69,166
4.0000%, 2/1/44	68,489	73,851
3.5000%, 4/1/44	71,090	74,850
4.5000%, 5/1/44	163,147	181,310
4.0000%, 6/1/44	87,410	94,289
5.0000%, 7/1/44	50,986	57,432
4.0000%, 8/1/44	33,419	36,284
4.5000%, 8/1/44	71,627	79,525
4.5000%, 10/1/44	52,619	58,478
4.5000%, 10/1/44	28,238	31,304
3.5000%, 2/1/45	98,874	103,595
4.5000%, 3/1/45	51,955	57,596
4.0000%, 9/1/45	162,946	175,839
		2,343,627
Freddie Mac Gold Pool:
5.0000%, 1/1/19	7,077	7,358
5.5000%, 8/1/19	6,058	6,315
5.0000%, 6/1/20	13,320	14,153
5.5000%, 12/1/28	28,374	31,405
3.5000%, 7/1/29	31,324	33,081
5.5000%, 10/1/36	23,995	27,122
6.0000%, 4/1/40	125,031	144,736
4.5000%, 1/1/41	30,096	32,838
5.0000%, 5/1/41	60,937	67,636
3.5000%, 2/1/44	38,427	40,254
4.0000%, 8/1/44	10,993	11,888
4.5000%, 9/1/44	106,757	118,452
		535,238
Ginnie Mae I Pool:
5.1000%, 1/15/32	42,586	48,466
4.9000%, 10/15/34	50,920	56,357
5.5000%, 9/15/35	6,676	7,715
5.5000%, 8/15/39	107,022	122,520
5.0000%, 10/15/39	20,776	23,108
5.0000%, 11/15/39	34,272	38,040
5.0000%, 1/15/40	10,501	11,663
5.0000%, 5/15/40	12,819	14,349
5.0000%, 7/15/40	37,531	41,677
5.0000%, 7/15/40	4,525	5,024
5.0000%, 2/15/41	37,529	41,682
5.0000%, 5/15/41	14,016	15,784
4.5000%, 7/15/41	38,954	42,313
4.5000%, 7/15/41	9,932	10,961
4.5000%, 8/15/41	95,849	106,163
5.0000%, 9/15/41	11,088	12,313

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.5000%, 5/15/44	$22,784	$25,040
		623,175
Ginnie Mae II Pool:
6.0000%, 11/20/34	20,211	23,179
5.5000%, 11/20/37	21,996	24,539
6.0000%, 1/20/39	9,525	10,646
4.5000%, 10/20/41	52,726	56,712
6.0000%, 10/20/41	3,821	4,335
6.0000%, 12/20/41	12,220	13,797
6.0000%, 1/20/42	12,541	14,217
6.0000%, 2/20/42	12,660	14,344
6.0000%, 3/20/42	7,139	8,082
6.0000%, 4/20/42	20,197	22,886
3.5000%, 5/20/42	20,186	21,276
6.0000%, 5/20/42	15,465	17,330
5.5000%, 7/20/42	43,552	48,380
6.0000%, 7/20/42	11,163	12,643
6.0000%, 8/20/42	11,483	12,998
6.0000%, 9/20/42	14,438	16,364
6.0000%, 11/20/42	10,562	11,931
6.0000%, 2/20/43	13,714	15,531
		349,190
Total Mortgage-Backed Securities (cost $3,808,243)		3,851,230
U.S. Treasury Notes/Bonds – 9.2%
0.5000%, 4/30/17	240,000	239,819
1.0000%, 9/15/17	5,000	5,035
0.8750%, 10/15/17	60,000	60,248
1.0000%, 12/15/17	228,000	229,413
1.3750%, 7/31/18	425,000	430,694
1.5000%, 8/31/18	192,000	195,255
1.3750%, 9/30/18	104,000	105,346
1.6250%, 7/31/19	33,000	33,566
1.7500%, 9/30/19	7,000	7,148
1.5000%, 10/31/19	165,000	166,820
1.5000%, 11/30/19	261,000	263,773
1.6250%, 12/31/19	23,000	23,345
2.7500%, 11/15/23†	331,000	352,403
2.3750%, 8/15/24	47,000	48,408
2.2500%, 11/15/24	629,000	640,761
2.0000%, 8/15/25	109,000	108,424
3.7500%, 11/15/43	282,000	332,018
3.6250%, 2/15/44	102,000	117,297
3.3750%, 5/15/44	136,000	149,264
3.1250%, 8/15/44	62,000	64,890
3.0000%, 11/15/44	70,000	71,482
2.5000%, 2/15/45	36,000	33,142
3.0000%, 5/15/45	454,000	464,605
2.8750%, 8/15/45	221,000	220,891
Total U.S. Treasury Notes/Bonds (cost $4,205,421)		4,364,047
Common Stocks – 59.8%
Aerospace & Defense – 1.3%
Cobham PLC	65,600	284,030
United Technologies Corp.	3,800	338,162
		622,192
Beverages – 0.6%
PepsiCo, Inc.	3,000	282,900
Biotechnology – 0.8%
Baxalta, Inc.	4,500	141,795
Gilead Sciences, Inc.	2,500	245,475
		387,270
Capital Markets – 0.4%
T Rowe Price Group, Inc.†	2,900	201,550
Commercial Banks – 8.5%
Boston Private Financial Holdings, Inc.	20,100	235,170
Citigroup, Inc.	11,500	570,515
Citizens Financial Group, Inc.	26,193	624,965
Comerica, Inc.	5,000	205,500
Fifth Third Bancorp	20,900	395,219
JPMorgan Chase & Co.	10,900	664,573
Sterling Bancorp	11,300	168,031
Umpqua Holdings Corp.	25,300	412,390
Wells Fargo & Co.	14,800	759,980
		4,036,343

Shares or Principal Amounts		Value
Common Stocks – (continued)
Commercial Services & Supplies – 1.3%
G4S PLC	52,200	$182,527
Republic Services, Inc.	7,500	309,000
Tyco International PLC	4,100	137,186
		628,713
Communications Equipment – 1.3%
Cisco Systems, Inc.	5,900	154,875
QUALCOMM, Inc.†	9,000	483,570
		638,445
Consumer Finance – 0.7%
American Express Co.	4,400	326,172
Diversified Telecommunication Services – 1.1%
Telenor ASA	6,700	125,376
Verizon Communications, Inc.	9,500	413,345
		538,721
Electric Utilities – 2.1%
Pinnacle West Capital Corp.	3,600	230,904
PPL Corp.	23,400	769,626
		1,000,530
Electrical Equipment – 0.6%
Emerson Electric Co.	6,700	295,939
Energy Equipment & Services – 1.4%
Oceaneering International, Inc.	5,500	216,040
Schlumberger, Ltd. (U.S. Shares)†	4,500	310,365
Tidewater, Inc.	11,900	156,366
		682,771
Food & Staples Retailing – 1.8%
Sysco Corp.†	12,600	491,022
Weis Markets, Inc.	8,200	342,350
		833,372
Food Products – 0.7%
Nestle SA	2,200	165,725
Orkla ASA	19,300	143,418
		309,143
Gas Utilities – 0.3%
AGL Resources, Inc.	2,300	140,392
Health Care Equipment & Supplies – 2.0%
Medtronic PLC	5,416	362,547
Meridian Bioscience, Inc.	18,300	312,930
Stryker Corp.†	2,800	263,480
		938,957
Health Care Providers & Services – 3.1%
Landauer, Inc.	9,100	336,609
Owens & Minor, Inc.	8,400	268,296
Patterson Cos., Inc.	11,500	497,375
Quest Diagnostics, Inc.	5,900	362,673
		1,464,953
Hotels, Restaurants & Leisure – 0.3%
McDonald's Corp.	1,500	147,795
Household Durables – 0.4%
MDC Holdings, Inc.	7,500	196,350
Household Products – 1.5%
Procter & Gamble Co.	9,700	697,818
Independent Power and Renewable Electricity Producers – 0.5%
NRG Yield, Inc. - Class C	21,200	246,132
Industrial Conglomerates – 0.4%
Raven Industries, Inc.	11,000	186,450
Information Technology Services – 0.3%
Accenture PLC - Class A (U.S. Shares)	1,400	137,564
Insurance – 0.9%
Allstate Corp.	2,400	139,776
Arthur J Gallagher & Co.	6,900	284,832
		424,608
Leisure Products – 0.3%
Mattel, Inc.	6,000	126,360
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	7,700	264,341
Machinery – 1.1%
Pfeiffer Vacuum Technology AG	1,200	138,273
Timken Co.	9,500	261,155
Valmont Industries, Inc.	1,300	123,357
		522,785
Marine – 0.5%
Irish Continental Group PLC	45,300	221,717

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – 1.0%
Omnicom Group, Inc.	5,000	$329,500
UBM PLC	19,240	141,651
		471,151
Multiline Retail – 0.4%
Kohl's Corp.	4,000	185,240
Multi-Utilities – 0.6%
Alliant Energy Corp.	5,200	304,148
Oil, Gas & Consumable Fuels – 3.6%
Anadarko Petroleum Corp.	8,200	495,198
BP PLC (ADR)	8,300	253,648
Occidental Petroleum Corp.	4,500	297,675
Plains GP Holdings LP - Class A†	18,300	320,250
Royal Dutch Shell PLC (ADR)	7,000	331,730
		1,698,501
Pharmaceuticals – 6.9%
AbbVie, Inc.	6,300	342,783
Johnson & Johnson	3,900	364,065
Merck & Co., Inc.	7,000	345,730
Novartis AG (ADR)	4,400	404,448
Pfizer, Inc.	23,400	734,994
Phibro Animal Health Corp. - Class A	11,000	347,930
Teva Pharmaceutical Industries, Ltd. (ADR)	8,000	451,680
Zoetis, Inc.	6,300	259,434
		3,251,064
Real Estate Investment Trusts (REITs) – 3.9%
Lamar Advertising Co. - Class A	9,900	516,582
National Storage Affiliates Trust	36,000	487,800
Paramount Group, Inc.	8,000	134,400
Plum Creek Timber Co., Inc.	4,100	161,991
Post Properties, Inc.	5,100	297,279
Weyerhaeuser Co.	8,200	224,188
		1,822,240
Road & Rail – 1.5%
CSX Corp.	14,400	387,360
Union Pacific Corp.	3,500	309,435
		696,795
Semiconductor & Semiconductor Equipment – 1.5%
Analog Devices, Inc.	3,100	174,871
Microchip Technology, Inc.†	5,500	236,995
NVE Corp.	6,100	296,094
		707,960
Software – 2.2%
Microsoft Corp.	11,600	513,416
Oracle Corp.†	15,000	541,800
		1,055,216
Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.†	2,500	275,750
EMC Corp.	11,600	280,256
NetApp, Inc.	7,500	222,000
		778,006
Textiles, Apparel & Luxury Goods – 0.6%
Coach, Inc.	4,800	138,864
Ralph Lauren Corp.	1,100	129,976
		268,840
Tobacco – 0.3%
Swedish Match AB	5,000	151,413
Transportation Infrastructure – 0.4%
BBA Aviation PLC	43,100	174,789
Wireless Telecommunication Services – 0.5%
Vodafone Group PLC (ADR)	7,000	222,180
Total Common Stocks (cost $28,039,205)		28,287,826
Preferred Stocks – 0.9%
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	1,925	51,455
Morgan Stanley, 7.1250%	2,150	59,018
Morgan Stanley Capital Trust III, 6.2500%	400	10,156
Morgan Stanley Capital Trust IV, 6.2500%	64	1,620
Morgan Stanley Capital Trust V, 5.7500%	45	1,126
Morgan Stanley Capital Trust VIII, 6.4500%	17	428
		123,803
Commercial Banks – 0.2%
Citigroup Capital XIII, 7.8750%	2,075	53,307

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Commercial Banks – (continued)
Wells Fargo & Co., 6.6250%	2,525	$69,059
		122,366
Consumer Finance – 0.4%
Ally Financial, Inc., 7.0000% (144A)	115	115,363
Discover Financial Services, 6.5000%	2,850	73,558
		188,921
Diversified Financial Services – 0%
General Electric Capital Corp., 4.7000%	224	5,575
Total Preferred Stocks (cost $428,165)		440,665
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $453,410)	453,410	453,410
Total Investments (total cost $46,812,999) – 100.0%		47,306,100
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,509)
Net Assets – 100%		$47,304,591

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$43,034,777	91.0%
United Kingdom	2,071,411	4.4
Switzerland	570,173	1.2
Israel	451,680	0.9
Singapore	272,610	0.6
Norway	268,794	0.6
Ireland	221,717	0.5
Germany	205,841	0.4
Sweden	151,413	0.3
Canada	57,684	0.1

Total	$47,306,100	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
British Pound	10/8/15	375,000	$567,167	$16,409
Euro	10/8/15	96,100	107,383	1,907
Israeli Shekel	10/8/15	1,343,000	342,549	(1,253)
Norwegian Krone	10/8/15	1,731,000	203,382	3,760
Swedish Krona	10/8/15	29,000	3,466	23
Swedish Krona	10/8/15	939,000	112,238	(1,130)
Swiss Franc	10/8/15	415,200	426,246	12,584
			1,762,431	32,300
HSBC Securities (USA), Inc.:
British Pound	10/22/15	418,000	632,154	11,165
Euro	10/22/15	138,000	154,237	201
			786,391	11,366
Total			$2,548,822	$43,666

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Accenture PLC - Class A (U.S. Shares)	6	$105.00	10/15	$237	$217	$(20)
Analog Devices, Inc.	10	62.50	10/15	395	326	(69)
Apple, Inc.	5	130.00	10/15	112	104	(8)
Johnson & Johnson	6	100.00	10/15	81	32	(49)
McDonald's Corp.	6	105.00	10/15	99	50	(49)

Microchip Technology, Inc.	13	50.00	10/15	123	103	(20)
Oracle Corp.	15	42.00	10/15	173	171	(2)
Pfizer, Inc.	18	35.00	10/15	291	190	(101)
QUALCOMM, Inc.	11	62.50	10/15	182	166	(16)
Schlumberger, Ltd. (U.S. Shares)	8	85.00	10/15	124	119	(5)
Stryker Corp.	6	105.00	10/15	237	215	(22)
Total	104			$2,054	$1,693	$(361)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2015 is $1,964,057, which represents 4.2% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2015, is $1,137,420.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2015.

ºº	Rate shown is the 7-day yield as of September 30, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended September 30, 2015. Unless otherwise indicated, all information in the table is for the period ended September 30, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 9/30/15	Dividend Income	Value at 9/30/15
Janus Cash Liquidity Fund LLC	395,199	5,425,211	(5,367,000)	453,410	$ 201	$ 453,410

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$68,961	$69,520	0.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of September 30, 2015.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 837,036	$ -
Bank Loans and Mezzanine Loans	-	461,465	-
Common Stock
Aerospace & Defense	338,161	284,030	-
Commercial Services & Supplies	446,186	182,527	-
Diversified Telecommunication Services	413,345	125,376	-
Food Products	-	309,143	-
Machinery	384,512	138,273	-
Marine	-	221,717	-
Media	329,500	141,650	-
Tobacco	-	151,413	-
Transportation Infrastructure	-	174,789	-
All Others	24,647,201	-	-
Corporate Bonds	-	8,610,423	-
Mortgage-Backed Securities	-	3,851,230	-
Preferred Stocks	-	440,666	-
U.S. Treasury Notes/Bonds	-	4,364,047	-
Investment Companies	-	453,410	-
Total Investments in Securities	$ 26,558,905	$ 20,747,195	-
Other Financial Instruments(a)
Forward Currency Contracts	$ -	$ 46,049	$ -
Total Assets	$ 26,558,905	$ 20,747,195	$ -
Liabilities
Other Financial Instruments(a)
Forward Currency Contracts	$ -	$ 2,383	$ -
Options Written, at Value	-	361	-
Total Liabilities	$ -	$ 2,744	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity and fixed-income securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,535,357 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts $2,859,591.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended September 30, 2015, the average ending monthly market value amounts on written call options is $1,816.

Written option activity for the period ended September 30, 2015 is indicated in the table below:

Call Options	Number of Contracts	Premiums Received
Perkins Value Plus Income Fund
Options outstanding at June 30, 2015	75	$2,437
Options written	412	10,128
Options closed	58	1,976
Options expired	304	8,002
Options exercised	21	534
Options outstanding at September 30, 2015	870	$23,077

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans - Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2015 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 46,863,429	$ 2,984,429	$ (2,541,758)	$ 442,671

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

--------------------------------------------------------------------------------
Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial
Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by
Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and
Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley
Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as
Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date: November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date: November 27, 2015

By: /s/ Jesper Nergaard
Jesper Nergaard,

Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)

Date: November 27, 2015

OMB APPROVAL

Item 3. Exhibits.

Rule 30a-2(a)/Section 302 Certifications

I, Bruce Koepfgen, certify that:

1. I have reviewed this report on Form N-Q of Janus Investment Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in
Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 27, 2015

/s/ Bruce Koepfgen
Bruce Koepfgen
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Rule 30a-2(a)/Section 302 Certifications

I, Jesper Nergaard, certify that:

1. I have reviewed this report on Form N-Q of Janus Investment Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in
Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 27, 2015

/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting
Officer of Janus Investment Fund (Principal Accounting Officer and Principal
Financial Officer)

[Janus letterhead]

November 27, 2015

EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549-0505

RE: JANUS INVESTMENT FUND N-Q Filing

INTECH Emerging Markets Managed Volatility Fund

INTECH Global Income Managed Volatility Fund

INTECH International Managed Volatility Fund

INTECH U.S. Core Fund

INTECH U.S. Managed Volatility Fund

Janus Adaptive Global Allocation Fund

Janus Diversified Alternatives Fund

Janus Flexible Bond Fund

Janus Global Allocation Fund - Conservative

Janus Global Allocation Fund - Growth

Janus Global Allocation Fund - Moderate

Janus Global Bond Fund

Janus Global Unconstrained Bond Fund

Janus Government Money Market Fund

Janus High-Yield Fund

Janus Money Market Fund

Janus Multi-Sector Income Fund

Janus Real Return Fund

Janus Short-Term Bond Fund

Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund

Perkins Select Value Fund

Perkins Small Cap Value Fund

Perkins Value Plus Income Fund

(collectively, the "Funds")
1933 Act File No. 2-34393
1940 Act File No. 811-1879

Dear Sir or Madam:

Pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, and
Rule 30b1-5 thereunder, and Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, as amended, the Funds’ complete portfolio holdings on Form
N-Q, dated September 30, 2015, are hereby electronically transmitted.

If you have any questions regarding this filing, please call me at (303)
394-7624.

Sincerely,

/s/ Jesper Nergaard
Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting
Officer of Janus Investment Fund (Principal Accounting Officer and Principal
Financial Officer)